                            SCHEDULE 14A INFORMATION


          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 3)


FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

--------------------------------------------------------------------------------

Check the appropriate box:

/X/ Preliminary Proxy Statement
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12 / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                                   THE RANDERS GROUP INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

/ /  No fee required.
     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies: Common Stock
         -----------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:113,031,051
         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): The filing fee of $14,129 represents 1/50 of 1% of $70,644,407, which amount is the value of the securities to be issued by the registrant as consideration in the transaction (as calculated by multiplying the average of the high and low prices of the registrant's common stock on June 23, 1998 by the number of shares to be issued (without giving effect to a proposed reverse stock split)).

         -----------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction: $70,644,407.
         -----------------------------------------------------------------------
     5)  Total fee paid: $14,129.
         -----------------------------------------------------------------------

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
         -----------------------------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------

     3)  Filing Party:
         -----------------------------------------------------------------------

     4)  Date Filed:
         -----------------------------------------------------------------------

                [LOGO]

570 W. Seminole Road
Muskegon, Michigan 49444


                                                               December 14, 1998


Dear Stockholder:

    The enclosed Notice calls a Special Meeting in Lieu of the 1998 Annual Meeting of the Stockholders of The Randers Group Incorporated. I respectfully request all Stockholders to attend this Meeting, if possible.

    Our Annual Report for the fiscal year ended April 4, 1998, is enclosed. I hope you will read it carefully. Feel free to forward any questions you may have if you are unable to be present at the meeting.

    Enclosed with this letter is a proxy authorizing three officers of the Company to vote your shares for you if you do not attend the meeting. Whether or not you are able to attend the meeting, I urge you to complete your proxy and return it to our transfer agent, First Union National Bank, in the enclosed addressed, postage-paid envelope, as a quorum of the Stockholders must be present at the meeting, either in person or by proxy.

    I would appreciate your immediate attention to the mailing of this proxy.

                                          Yours very truly,

                                          EMIL C. HERKERT

                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                [LOGO]

570 W. Seminole Road

Muskegon, Michigan 49444

              NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING


                                                               December 14, 1998


To the Holders of the Common Stock of

THE RANDERS GROUP INCORPORATED

    A special meeting in lieu of the 1998 Annual Meeting of the Stockholders (the "Meeting") of The Randers Group Incorporated (the "Company") will be held on Friday, January 8, 1999, at 2:30 p.m. local time at the offices of Thermo Electron Corporation, 81 Wyman Street, Waltham, Massachusetts. The purpose of the Meeting is to consider and take action on the following matters:

    1. The election of five directors;

    2. A proposal recommended by the Board of Directors to amend the Company's Certificate of Incorporation to effect a reverse stock split (the "Reverse Stock Split") of one share for every five shares (1:5) outstanding of the Company's Common Stock, $.0001 par value per share ("Common Stock");

    3. A proposal recommended by the Board of Directors to approve the listing on the American Stock Exchange's Emerging Company Marketplace of 22,606,210 shares of Common Stock (after giving effect to the Reverse Stock Split) to be issued in connection with the acquisition by the Company of all of the outstanding shares of The Killam Group Inc., a wholly owned subsidiary of Thermo TerraTech Inc.; and

    4. A proposal recommended by the Board of Directors to further amend the Company's Certificate of Incorporation to change the Company's name to "The Randers Killam Group Inc."

    5. A proposal recommended by the Board of Directors to adopt an equity incentive plan and to reserve 2,000,000 shares of Common Stock (after giving effect to the Reverse Stock Split) for issuance thereunder;

    6. A proposal recommended by the Board of Directors to adopt a deferred compensation plan for directors and to reserve 25,000 shares of Common Stock (after giving effect to the Reverse Stock Split) for issuance thereunder; and

    7. Such other business as may properly be brought before the meeting and any adjournment thereof.

    The transfer books of the Company will not be closed prior to the Meeting, but, pursuant to appropriate action by the Board of Directors, the record date for the determination of the Stockholders entitled to receive notice of and to vote at the Meeting (the "Record Date") is December 2, 1998.

    The By-laws require that the holders of a majority of the stock issued and outstanding and entitled to vote be present or represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. It is important that your stock be represented at the Meeting regardless of the number of shares you may hold. Whether or not you are able to be present in person, please sign and return promptly the enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States.

    This Notice, the proxy and proxy statement enclosed herewith are sent to you by order of the Board of Directors.

                                          SANDRA L. LAMBERT

                                          SECRETARY

                                PROXY STATEMENT


    The enclosed proxy is solicited by the Board of Directors of The Randers Group Incorporated (the "Company") for use at a special meeting to be held in lieu of the 1998 Annual Meeting of Stockholders (the "Meeting") to be held on Friday, January 8, 1999, at 2:30 p.m. local time at the offices of Thermo Electron Corporation, 81 Wyman Street, Waltham, Massachusetts, and any adjournment thereof. The mailing address of the executive office of the Company is 570 W. Seminole Road, Muskegon, Michigan 49444, and its telephone number
(616) 733-0036. This proxy statement and the enclosed proxy were first furnished to Stockholders of the Company on or about December 14, 1998.


                               VOTING PROCEDURES

    The Board of Directors intends to present to the Meeting the election of five directors, constituting the entire Board of Directors, as well as five other matters: (i) a proposal to amend the Company's Certificate of Incorporation to effect a reverse stock split (the "Reverse Stock Split") of one share for every five shares (1:5) outstanding of the Company's Common Stock, $.0001 par value per share ("Common Stock"); (ii) a proposal to approve the listing on the American Stock Exchange's Emerging Company Marketplace ("AMEX-EC") of 22,606,210 shares of Common Stock (after giving effect to the Reverse Stock Split) (the "Acquisition Shares") to be issued in connection with the acquisition by the Company of all of the outstanding shares of The Killam Group Inc. ("The Killam Group"), a wholly owned subsidiary of Thermo TerraTech Inc. ("Thermo TerraTech"); (iii) a proposal to further amend the Company's Certificate of Incorporation to change the Company's name to "The Randers Killam Group Inc."; (iv) a proposal to adopt an equity incentive plan and to reserve 2,000,000 shares of Common Stock (after giving effect to the Reverse Stock Split) for issuance thereunder; and (v) a proposal to adopt a deferred compensation plan for directors and to reserve 25,000 shares of Common Stock (after giving effect to the Reverse Stock Split) for issuance thereunder.

    The representation in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to provide a quorum for the transaction of business at the Meeting. Shares can only be voted if the Stockholder is present in person or is represented by returning a properly signed proxy. Each Stockholder's vote is very important. Whether or not you plan to attend the Meeting in person, please sign and promptly return the enclosed proxy card, which requires no postage if mailed in the United States. All signed and returned proxies will be counted towards establishing a quorum for the Meeting, regardless of how the shares are voted.

    Shares represented by proxy will be voted in accordance with your instructions. You may specify your choices by marking the appropriate boxes on the proxy card. If your proxy card is signed and returned without specifying choices, your shares will be voted FOR the management nominees for directors, FOR the management proposals and as the individuals named as proxy holders on the proxy deem advisable on all other matters as may properly come before the Meeting.

    The five nominees who receive the greatest number of shares of Common Stock present and entitled to vote on the election voting for their election will be elected as directors. For the proposals to effect the Reverse Stock Split and the proposal to change the name of the Company, the affirmative vote of a majority of the Company's outstanding Common Stock is necessary for approval. For the proposals to list the Acquisition Shares on the AMEX-EC, to adopt an equity incentive plan and to adopt a deferred compensation plan for directors, the affirmative vote of a majority of the Company's outstanding Common Stock present or represented by proxy and entitled to vote on the matter is necessary for approval. Withholding authority to vote for a nominee for director or an instruction to abstain from voting on a proposal will be treated as shares present and entitled to vote and, for purposes of determining the outcome of the vote, will have the same effect as a vote against the nominee or proposal. With respect to the election of directors and the management proposals, broker "non-votes" will not be treated as shares present and entitled to vote on a voting matter and will have no effect on the outcome of the vote. A broker "non-vote" occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner.

    Thermo TerraTech has agreed to vote all of the shares of the Common Stock held by it as of the Record Date in favor of each of the proposals and all matters related thereto. As of the Record Date (without giving effect to the issuance of the Acquisition Shares), Thermo TerraTech beneficially owned approximately 53.3% of the outstanding Common Stock. In addition, Thermo Electron Corporation ("Thermo Electron"), Thermo TerraTech's parent company, has indicated its intention to vote all of the shares of the Common Stock held by it as of the Record Date in favor of each of the proposals and all matters related thereto. As of the Record Date (without giving effect to the issuance of the Acquisition Shares), Thermo Electron beneficially owned approximately 8.9% of such outstanding Common Stock. ACCORDINGLY, APPROVAL OF EACH OF THE PROPOSALS BY THE STOCKHOLDERS OF THE COMPANY IS ASSURED.

    A Stockholder who returns a proxy may revoke it at any time before the Stockholder's shares are voted at the Meeting by written notice to the Secretary of the Company received prior to the Meeting, by executing and returning a later-dated proxy or by voting by ballot at the Meeting. Representatives of Arthur Andersen LLP, the Company's independent public accountants, are not expected to be present at the Meeting.

    The outstanding stock of the Company entitled to vote (excluding shares held in treasury by the Company) as of the Record Date consisted of 14,115,682 shares of Common Stock. Only Stockholders of record at the close of business on December 2, 1998 are entitled to vote at the Meeting. Each share is entitled to one vote.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

    Five directors are to be elected at the Meeting, each to hold office until his successor is chosen and qualified or until his earlier resignation, death or removal.

NOMINEES FOR DIRECTORS

    Set forth below are the names of the persons nominated as directors, their ages, their offices in the Company, if any, their principal occupation or employment for the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold directorships. Information regarding their beneficial ownership of the Company's Common Stock and of the common stock of its parent corporations, Thermo TerraTech and Thermo Electron, is reported under the caption "Stock Ownership." All of the nominees are currently directors of the Company.
--------------------------------------------------------------------------------

JOHN P. APPLETON................  Dr. Appleton, 63, has been the chairman of the board and a director of the Company since November 1997. Dr. Appleton
                                  has been president, chief executive officer and a director of Thermo TerraTech since September 1993, and has served
                                  as a vice president of Thermo Electron since 1975 in
                                  various managerial capacities. He was the chief executive
                                  officer of Thermo Remediation Inc., a majority-owned
                                  subsidiary of Thermo TerraTech, from September 1993 to May
                                  1997 and also serves as a director of Thermo Remediation
                                  Inc.
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

THOMAS R. EURICH................  Mr. Eurich, 52, has been a director of the Company since its inception in 1976. He has also been a vice president
                                  of the Company since November 1997. Prior to the
                                  acquisition of a majority interest in the Company by
                                  Thermo TerraTech, Mr. Eurich served as its president and
                                  chief executive officer from its inception in 1976 until
                                  November 1997 and May 1997, respectively.
-------------------------------------------------------------------------------------------

EMIL C. HERKERT.................  Mr. Herkert, 60, has been a director of the Company since
                                  November 1997. He has also served as president and chief
                                  executive officer of the Company since November 1997 and
                                  May 1997, respectively. In addition, he has served as a
                                  vice president of Thermo TerraTech since May 1996, as
                                  president of The Killam Group of Companies from its
                                  acquisition by Thermo TerraTech in February 1995 until its merger into the Company in May 1997, and as president of
                                  Killam Associates from 1997 through May 1998.
-------------------------------------------------------------------------------------------

SUSAN F. TIERNEY................  Dr. Tierney, 47, has been a director of the Company since
                                  November 1997. Dr. Tierney is a partner with the Economics
                                  Resource Group. From March 1993 to May 1993, Dr. Tierney
                                  was a consultant for the U.S. Department of Energy, and
                                  from May 1993 to July 1995, she served as Assistant
                                  Secretary for Policy for the U.S. Department of Energy.
                                  Prior to that appointment, Dr. Tierney served as Secretary of Environmental Affairs for the Commonwealth of
                                  Massachusetts from January 1991 to March 1993 and as
                                  Commissioner of the Department of Public Utilities for the
                                  Commonwealth of Massachusetts from 1988 to January 1991.
                                  Dr. Tierney is also a director of Thermo Ecotek
                                  Corporation.
-------------------------------------------------------------------------------------------

POLYVIOS C. VINTIADIS...........  Mr. Vintiadis, 62, has been a director of the Company since November 1997. Mr. Vintiadis has been the chairman
                                  and chief executive officer of Towermarc Corporation, a
                                  real estate development company, since 1984. Prior to
                                  joining Towermarc, Mr. Vintiadis was a principal of
                                  Morgens, Waterfall & Vintiadis, Inc., a financial services firm, with whom he remains associated. For more than 20
                                  years prior to that time, Mr. Vintiadis was employed by
                                  Arthur D. Little & Company, Inc. Mr. Vintiadis is also a
                                  director of Thermo Instrument Systems Inc. and Thermo
                                  TerraTech.
-------------------------------------------------------------------------------------------

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

    The Board of Directors has established an audit committee and a human resources committee, each consisting solely of outside directors. The present members of the audit committee are Dr. Tierney (Chairman) and Mr. Vintiadis. The audit committee reviews the scope of the audit with the Company's independent public accountants and meets with them for the purpose of reviewing the results of the audit subsequent to its completion. The present members of the human resources committee are Dr. Tierney and Mr. Vintiadis (Chairman). The human resources committee reviews the performance of senior members of management, recommends executive compensation and administers the Company's stock option and other stock-based compensation plans. The Company does not have a nominating committee of the Board of Directors. The Board of Directors met nine times, the audit committee met once and the human resources committee met twice during fiscal 1998. Each director attended at least 75% of all meetings of the Board of Directors and committees on which he served during fiscal 1998.

COMPENSATION OF DIRECTORS

  CASH COMPENSATION

    Directors who are not employees of the Company, of Thermo Electron or of any other company affiliated with Thermo Electron (also referred to as "outside directors") receive an annual retainer of $2,000 and a fee of $1,000 per day for attending regular meetings of the Board of Directors and $500 per day for participating in meetings of the Board of Directors held by means of conference telephone and for participating in certain meetings of committees of the Board of Directors. Payment of directors' fees is made quarterly. Dr. Appleton, Mr. Eurich and Mr. Herkert are all employees of Thermo Electron or its subsidiaries and do not receive any cash compensation from the Company for their services as directors. Directors are also reimbursed for out-of-pocket expenses incurred in attending such meetings.

  DEFERRED COMPENSATION PLAN FOR DIRECTORS

    Under the Company's deferred compensation plan for directors (the "Deferred Compensation Plan"), a director has the right to defer receipt of his cash fees until he ceases to serve as a director, dies or retires from his principal occupation. In the event of a change in control or proposed change in control of the Company that is not approved by the Board of Directors, deferred amounts become payable immediately. Either of the following is deemed to be a change of control: (a) the acquisition, without the prior approval of the board of directors, directly or indirectly, by any person of 50% or more of the outstanding Common Stock or the outstanding common stock of Thermo TerraTech or 25% or more of the outstanding common stock of Thermo Electron; or (b) the failure of the persons serving on the board of directors immediately prior to any contested election of directors or any exchange offer or tender offer for the Common Stock or the common stock of Thermo TerraTech or Thermo Electron to constitute a majority of the board of directors at any time within two years following any such event. Amounts deferred pursuant to the Deferred Compensation Plan are valued at the end of each quarter as units of the Company's Common Stock. When payable, amounts deferred may be disbursed solely in shares of Common Stock accumulated under the Deferred Compensation Plan. Pending approval of the plan by the Company's Stockholders at this Meeting, a total of 25,000 shares of Common Stock (after giving effect to the Reverse Stock Split) have been reserved for issuance under the Deferred Compensation Plan. See "Proposal 6--Proposal to Adopt a Deferred Compensation Plan for Directors and Reserve 25,000 Shares for Issuance Thereunder." As of April 4, 1998, deferred units equal to 2,671.43 shares of Common Stock (after giving effect to the Reverse Stock Split) were accumulated under the Deferred Compensation Plan.

  STOCK-BASED COMPENSATION

    Directors of the Company are also eligible for the grant of stock options under the Company's equity incentive plan. The equity incentive plan is administered by the human resources committee of the Board of Directors, which determines the form and terms of stock-based awards to be granted. To date, only nonqualified stock options have been granted under this plan. In fiscal 1998, pending approval of the plan by the Company's Stockholders at this Meeting, options to purchase 48,000 shares of Common Stock (after giving effect to the Reverse Stock Split) were granted to each of the outside directors of the Company at an exercise price of $3.25 per share. See "Proposal 5--Proposal to Adopt an Equity Incentive Plan and Reserve 2,000,000 Shares for Issuance Thereunder." These options may be exercised at any time prior to the expiration of the option on the seventh anniversary of the grant date. Shares acquired upon exercise of the options are subject to restrictions on transfer and right of the Company to repurchase such shares at the exercise price if the director ceases to serve as a director of the Company or any other Thermo

Electron company. The restrictions and repurchase rights lapse or are deemed to have lapsed 20% per year, starting with the first anniversary of the grant date, provided the director has continuously served as a director of the Company or any other Thermo Electron company since the grant date.

STOCK OWNERSHIP POLICIES FOR DIRECTORS

    During fiscal 1998, the human resources committee of the Board of Directors (the "Committee") established a stock holding policy for directors. The stock holding policy requires each director to hold a minimum of 1,000 shares of Common Stock. Directors are requested to achieve this ownership level by the Annual Meeting of Stockholders in 2000. Directors who are also executive officers of the Company are required to comply with a separate stock holding policy established by the Committee in fiscal 1998, which is described in "Committee Report on Executive Compensation -- Stock Ownership Policies."

    In addition, the Committee adopted a policy requiring directors to hold shares of the Company's Common Stock equal to one-half of their net option exercises over a period of five years. The net option exercise is determined by calculating the number of shares acquired upon exercise of a stock option, after deducting the number of shares that could have been traded to exercise the option and the number of shares that could have been surrendered to satisfy tax withholding obligations attributable to the exercise of the option. This policy is also applicable to executive officers and is described in "Committee Report on Executive Compensation -- Stock Ownership Policies."

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table summarizes compensation for services to the Company in all capacities awarded to, earned by or paid to the Company's chief executive officer and its two other most highly compensated executive officers (i) for the last full fiscal year from March 30, 1997 through April 4, 1998 ("fiscal 1998"),
(ii) for the three-month period from January 1, 1997 through March 29, 1997 ("fiscal 1997"), reflecting a change in the Company's fiscal year-end to the 52- or 53-week period ending on the Saturday nearest March 30, and (iii) for the preceding two full fiscal years from January 1, 1996 to December 31, 1996 ("fiscal 1996"), and from January 1, 1995 to December 31, 1995 ("fiscal 1995"). No other executive officer of the Company met the definition of "highly compensated" within the meaning of the Securities and Exchange Commission's executive compensation disclosure rules.

    The Company is required to appoint certain executive officers and full-time employees of Thermo Electron as executive officers of the Company, in accordance with the Thermo Electron Corporate Charter. The compensation for these executive officers is determined and paid entirely by Thermo Electron. The time and effort devoted by these individuals to the Company's affairs is provided to the Company under the Corporate Services Agreement between the Company and Thermo Electron. Accordingly, the compensation for these individuals is not reported in the following table.

                                          SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------
                                                                                LONG TERM
                                                                              COMPENSATION
                                                                          ---------------------
                                                                          SECURITIES UNDERLYING
                                                    ANNUAL COMPENSATION      OPTIONS (NO. OF       ALL OTHER
              NAME AND                  FISCAL     ---------------------         SHARES          COMPENSATION
         PRINCIPAL POSITION              YEAR        SALARY      BONUS       AND COMPANY)(2)          (3)
------------------------------------  -----------  ----------  ---------  ---------------------  -------------

Emil C. Herkert (4).................        1998   $  244,186  $       0(1)         1,200,000(RGI)   $  18,325
  President & CEO                                                                       300(TMO)
                                                                                      2,000(MKA)
                                                                                      2,000(ONX)
                                                                                      2,000(TDX)
                                                                                      1,000(TISI)
                                                                                      2,000(TRIL)
                                                                                      1,500(VIZ)
                                                                                      2,000(TRCC)
--------------------------------------------------------------------------------------------------------------
Thomas R. Eurich(5).................        1998   $  145,000  $       0(1)           270,000(RGI)   $     500
  Vice President                            1997      $33,000         --(6)                --             --
                                            1996     $132,000         --                 --               --
                                            1995     $129,500         --                 --               --
--------------------------------------------------------------------------------------------------------------
Nicholas M. DeNichilo (7)...........        1998   $  142,000  $  45,000            300,000(RGI)   $  11,152
  Vice President
--------------------------------------------------------------------------------------------------------------

------------------------

(1) Mr. Herkert and Mr. Eurich have elected to forego their bonuses for fiscal 1998 in light of the Company's operating and stock price performance in fiscal 1998.

(2) Share amounts of the Common Stock of the Company do not give effect to the Reverse Stock Split. In addition to grants of options to purchase shares of Common Stock of the Company (designated in the table as RGI), the named executive officers of the Company have been granted options to purchase common stock of Thermo Electron and certain of its other subsidiaries as part of Thermo Electron's stock option program. Options have been granted during the last fiscal year to the named executive officers in the following Thermo Electron companies: Thermo Electron (designated in the table as TMO), Metrika Systems Corporation (designated in the table as MKA), ONIX Systems Inc. (designated in the table as ONX), Thermedics Detection Inc. (designated in the table as TDX), Thermo Information Solutions Inc. (designated in the Table as TISI), Thermo Trilogy Corporation (designated in the table as
    TRIL), Thermo Vision Corporation (designated in the table as VIZ) and Trex Communications Corporation (designated in the table as TRCC).

(3) Represents the amount of matching contributions made by the individual's employer on behalf of named executive officers participating in the Elson T. Killam Savings and Investment Plan, in the case of Messrs. Herkert and DeNichilo, and in The Randers Group Incorporated 401(k) Profit Sharing Plan, in the case of Mr. Eurich. For Messrs. Herkert and DeNichilo, these figures also include $16,178 and $6,493, respectively, of contributions to the Elson
    T. Killam Savings and Investment Plan in lieu of contributions to the Killam Associates Defined Benefit Retirement Plan, benefits under which were frozen as of March 31, 1995.

(4) The Company became a majority-owned subsidiary of Thermo TerraTech on May 12, 1997. Mr. Herkert was appointed chief executive officer of the Company on May 12, 1997 and was appointed to the additional position of president of the Company on November 19, 1997. The annual cash compensation (salary and bonus) reported in the table for Mr. Herkert represents the amount paid by the Company and Thermo TerraTech for his services to such entities during fiscal 1998.

(5) Mr. Eurich was appointed vice president of the Company on November 19, 1997. Prior to that time, Mr. Eurich served as chief executive officer of the Company until May 12, 1997, and as president of the Company until November 19, 1997.

(6) The Company changed its fiscal year-end to March from December in 1997, and as a consequence, the salary data for fiscal 1997 reflects salary paid during the three-month period from January 1, 1997 to March 29, 1997. Salary data for the subsequent fiscal year reflects salary paid during the Company's full fiscal year.

(7) Mr. DeNichilo was appointed vice president of the Company on November 19, 1997. The annual compensation (salary and bonus) reported in the table for Mr. DeNichilo represents the amount paid by the Company and Thermo TerraTech for his services to such entities during fiscal 1998.

STOCK OPTIONS GRANTED DURING FISCAL 1998

    The following table sets forth information concerning individual grants of stock options made during fiscal 1998 to the Company's chief executive officer and the other named executive officers. It has not been the Company's policy in the past to grant stock appreciation rights, and no such rights were granted during fiscal 1998.

    Dr. Appleton has served as a vice president of Thermo Electron since 1975 and from time to time has been granted options to purchase common stock of Thermo Electron and certain of its subsidiaries other than the Company. These options are not reported in this table as they were granted as compensation for service to other Thermo Electron companies in capacities other than in his capacity as the chief executive officer of the Company. During fiscal 1998, no options to purchase Common Stock were granted to Dr. Appleton.

                                         OPTION GRANTS IN FISCAL 1998
---------------------------------------------------------------------------------------------------------------
                                                                                          POTENTIAL REALIZABLE
                                                  PERCENT OF                                VALUE AT ASSUMED
                                                    TOTAL                                ANNUAL RATES OF STOCK
                                 NUMBER OF         OPTIONS                               PRICE APPRECIATION FOR
                                SECURITIES        GRANTED TO    EXERCISE                     OPTION TERM(2)
                            UNDERLYING OPTIONS   EMPLOYEES IN   PRICE PER   EXPIRATION   ----------------------
NAME                            GRANTED(1)       FISCAL YEAR      SHARE        DATE          5%         10%
--------------------------  -------------------  ------------  -----------  -----------  ----------  ----------
Emil C. Herkert...........        1,200,000(RGI)      22.03%    $    0.65     12/12/04   $  312,000  $  744,000
                                        300(TMO)       0.02%(3)  $   34.20      6/3/00   $    1,617  $    3,396
                                      2,000(MKA)       0.47%(3)  $   14.23     1/21/05   $   11,580  $   27,000
                                      2,000(ONX)       0.30%(3)  $   14.25     1/21/05   $   11,600  $   27,040
                                      2,000(TDX)       0.32%(3)  $    9.56     1/21/05   $    7,780  $   18,140
                                      1,000(TISI)       0.27%(3)  $   10.00    1/21/05   $    4,070  $    9,490
                                      2,000(TRIL)       0.99%(3)  $    8.25    1/21/05   $    6,720  $   15,660
                                      1,500(VIZ)       0.35%(3)  $    7.25     1/21/05   $    4,425  $   10,320
                                      2,000(TRCC)       0.37%(3)  $    4.00    1/21/05   $    3,260  $    7,580
---------------------------------------------------------------------------------------------------------------
Thomas R. Eurich..........          270,000(RGI)       4.96%    $    0.65     12/12/04   $   70,200  $  167,400
---------------------------------------------------------------------------------------------------------------
Nicholas M. DeNichilo.....          300,000(RGI)       5.51%    $    0.65     12/12/04   $   78,000  $  186,000
---------------------------------------------------------------------------------------------------------------

------------------------

(1) Share amounts of the Common Stock of the Company do not give effect to the Reverse Stock Split. In addition to the grant of options to purchase Common Stock of the Company (designated in the table as RGI), options have been granted during fiscal 1998 to the named executive officers as part of Thermo Electron's stock option program to purchase the common stock of Thermo Electron (designated in the table as TMO), Metrika Systems Corporation (designated in the table as MKA), ONIX Systems Inc. (designated in the table as ONX), Thermedics Detection Inc. (designated in the table as TDX), Thermo Information Solutions Inc. (designated in the table as TISI), Thermo Trilogy

    Corporation (designated in the table as TRIL), Thermo Vision Corporation (designated in the table as VIZ) and Trex Communications Corporation (designated in the table as TRCC). All of the options granted during the fiscal year are immediately exercisable at the date of grant, except options to purchase the common stock of Thermo Information Solutions Inc., Thermo Trilogy Corporation and Trex Communications Corporation, which are not exercisable until the earlier of (i) 90 days after the effective date of the registration of the company's common stock under Section 12 of the Securities and Exchange Act of 1934 and (ii) six years from the date of grant. In all cases, the shares acquired upon exercise are subject to repurchase by the granting corporation at the exercise price if the optionee ceases to be employed by such corporation or any other Thermo Electron company. The granting corporation may exercise its repurchase rights within six months after the termination of the optionee's employment. For publicly traded companies, the repurchase rights generally lapse ratably over a five- to ten-year period, depending on the option term, which may vary from seven to twelve years, provided that the optionee continues to be employed by the Company or another Thermo Electron company. For companies whose shares are not publicly traded, the repurchase rights lapse in their entirety on the sixth anniversary of the date of grant. The granting corporation may permit the holders of options to exercise options and to satisfy tax withholding obligations by surrendering shares equal in fair market value to the exercise price or withholding obligation.

(2) The amounts shown on this table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the common stock of the applicable corporation, the optionee's continued employment through the option period and the date on which the options are exercised.

(3) These options were granted under stock option plans maintained by Thermo Electron or its subsidiaries other than the Company as part of Thermo Electron's compensation program and accordingly are reported as a percentage of total options granted to employees of Thermo Electron and its subsidiaries.

STOCK OPTIONS EXERCISED DURING FISCAL 1998 AND FISCAL YEAR-END OPTION VALUES

    The following table reports certain information regarding stock option exercises during fiscal 1998 and outstanding stock options held at the end of fiscal 1998 by the Company's chief executive officer and the other named executive officers. No stock appreciation rights were exercised or were outstanding during fiscal 1998.

                 AGGREGATED OPTION EXERCISES IN FISCAL 1998 AND FISCAL 1998 YEAR-END OPTION VALUES
-------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF
                                                                                   UNEXERCISED
                                                                                OPTIONS AT FISCAL      VALUE OF
                                                       SHARES                       YEAR-END         UNEXERCISED
                                                     ACQUIRED ON      VALUE       (EXERCISABLE/      IN-THE-MONEY
NAME                              COMPANY             EXERCISE     REALIZED(1)  UNEXERCISABLE)(2)      OPTIONS
------------------------  ------------------------  -------------  -----------  -----------------  ----------------
Emil C. Herkert(3)......  Randers Group Inc.             --            --         1,200,000/--       $120,000/--
                          Thermo Electron                --            --               300/--         $2,078/--
                          Metrika Systems                --            --             2,000/--         $2,666/--
                          Onix Systems                   --            --             2,000/--             $0/--
                          Thermedics Detection           --            --             2,000/--         $3,880/--
                          Thermo Information
                            Solutions                    --            --                --/1,000          --/$0(4)
                          Thermo Trilogy                 --            --                --/2,000          --/$0(4)
                          Thermo Vision                  --            --             1,500/--           $188/--
                          Trex Communications            --            --                --/2,000          --/$0(4)
-------------------------------------------------------------------------------------------------------------------
Thomas R. Eurich........  Randers Group Inc.             --            --           270,000/--        $27,000/--
-------------------------------------------------------------------------------------------------------------------
Nicholas M. DeNichilo...  Randers Group Inc.             --            --           300,000/--        $30,000/--
                          Thermo Electron                 1,500     $  28,295         9,750/--       $191,832/--
                          Thermo TerraTech                6,000     $  23,028        33,000/--             $0/--
-------------------------------------------------------------------------------------------------------------------

------------------------

(1) Amounts shown in this column do not necessarily represent actual value realized from the sale of the shares acquired upon exercise of the option because in many cases the shares are not sold on exercise but continue to be held by the executive officer exercising the option. The amounts shown represent the difference between the option exercise price and the market price on the date of exercise, which is the amount that would have been realized if the shares had been sold immediately upon exercise.

(2) Share amounts of the Common Stock of the Company do not give effect to the Reverse Stock Split. All of the options reported outstanding at the end of the fiscal year are immediately exercisable as of fiscal year-end, except options to purchase the common stock of Thermo Information Solutions Inc., Thermo Trilogy Corporation and Trex Communications Corporation, which are not exercisable until the earlier of (i) 90 days after the effective date of the registration of that company's common stock under Section 12 of the Securities Exchange Act of 1934 and (ii) six years from the grant date. In all cases, the shares acquired upon exercise are subject to repurchase by the granting corporation at the exercise price if the optionee ceases to be employed by such corporation or any other Thermo Electron company. The granting corporation may exercise its repurchase rights within six months after the termination of the optionee's employment. For publicly traded companies, the repurchase rights generally lapse ratably over a five- to ten-year period, depending on the option term, which may vary from seven to twelve years, provided that the optionee continues to be employed by the Company or another Thermo Electron company. For companies whose shares are not publicly traded, the repurchase rights lapse in their entirety on the sixth anniversary of the grant date.

(3) Mr. Herkert has served as a vice president of Thermo TerraTech since 1996 and has been granted options to purchase shares of the common stock of Thermo Electron and certain of its subsidiaries other than the Company from time to time by Thermo Electron or such other subsidiaries. These options are not reported here as they were granted as compensation for service to Thermo Electron companies in capacities other than in his capacity as the chief executive officer of the Company.

(4) No public market existed for the shares underlying these options as of April 4, 1998. Accordingly, no value in excess of exercise price has been attributed to these options.

DEFINED BENEFIT RETIREMENT PLAN

    The Company's Killam Associates subsidiary maintains a Defined Benefit Retirement Plan (the "Plan") for eligible U.S. employees. Accrued benefits under the Plan were frozen as of March 31, 1995. Mr. Herkert and Mr. DeNichilo are both participants in the Plan. The following table sets forth the estimated annual benefits payable under the Plan upon retirement in specified compensation and years-of-service classifications. The estimated benefits reflect the statutory limits on compensation that can be recognized for Plan purposes. The limit at March 31, 1995 was $150,000 per year.

                                 YEARS OF SERVICE
   ANNUAL      -----------------------------------------------------
COMPENSATION      15         20         25         30         35
-------------  ---------  ---------  ---------  ---------  ---------
 $   100,000   $  20,064  $  26,752  $  33,440  $  40,128  $  46,817
     125,000      25,427     33,902     42,378     50,853     59,329
     150,000      20,789     41,052     51,315     61,578     71,842

    Each eligible employee receives a monthly retirement benefit, beginning at normal retirement age (65, although benefits are not reduced if the employee retires after reaching 62). Before the benefit was frozen, it provided 1.05% of an employee's Average Final Compensation (as defined below) in excess of the average of the Social Security wage bases, multiplied by his years of service (up to a maximum of 35 years). Benefits are reduced for retirement before age
62. Average Final Compensation is the average total compensation for the 5 consecutive years out of the last 15 years prior to 1995 which produce the highest average. The frozen annual accrued benefit for Mr. Herkert is $93,332 (based on the compensation limit of $235,840 that was in effect in 1993) and for Mr. DeNichilo is $32,638. The Plan benefits shown are payable during the employee's lifetime unless the employee elects another form of benefit that provides death protection.

                   COMMITTEE REPORT ON EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

    All decisions on compensation for the Company's executive officers are made by the human resources committee of the Board of Directors (the "Committee"). In reviewing and establishing total cash compensation and stock-based compensation for executives, the Committee follows guidelines established by the human resources committee of the board of directors of its parent corporation, Thermo Electron. The executive compensation program presently consists of annual base salary ("salary"), short-term incentives in the form of annual cash bonuses, and long-term incentives in the form of stock options.

    The Committee believes that the compensation of executive officers should reflect the scope of their responsibilities, the success of the Company, and the contributions of each executive to that success. In addition, the Committee believes that base salaries should approximate the mid-point of competitive salaries derived from market surveys and that short-term and long-term incentive compensation should reflect the performance of the Company and the contributions of each executive.

    External competitiveness is an important element of the Committee's compensation policy. The competitiveness of the Company's total compensation for its executives is assessed by comparing it to market data provided by compensation consultants and by participating in annual executive compensation surveys, primarily "Project 777," an executive compensation survey prepared by Management Compensation Services, a division of Hewitt Associates. The majority of firms represented in the Project 777 survey are included in the Standard & Poor's 500 Index, but do not necessarily correspond to the companies included in the Company's peer group.

    Principles of internal equity are also central to the Committee's compensation policies. Total compensation considered for the Company's officers, whether cash or stock-based incentives, is also evaluated by comparing it to compensation of other executives within the Thermo Electron organization with comparable levels of responsibility for comparably sized business units.

    The process for determining each of these elements for the Company's executive officers is outlined below. For its review of the compensation of other officers of the Company, the Committee follows a substantially similar process.

    BASE SALARY

    Base salaries are set to approximate the mid-point of competitive salaries for similar organizations of comparable size and complexity to the Company. Executive salaries are adjusted gradually over time and only as necessary to meet this objective. Increases in base salary may be moderated by other considerations, such as geographic or regional market data, industry trends or internal fairness within the Company and Thermo Electron. It is the Committee's intention that over time the base salaries for the chief executive officer and the other named executive officers will approach the mid-point of competitive data. The salary increases in fiscal 1998 for the chief executive officer and the other named executive officers generally reflect this practice of gradual increases and moderation.

    CASH BONUS

    The Committee establishes a median potential bonus for each executive by using the market data on total cash compensation from the same executive compensation surveys as used to determine salaries for executives. Specifically, the median potential bonus plus the salary of an executive officer is approximately equal to the mid-point of competitive total cash compensation for a similar position and level of responsibility in businesses having comparable sales and complexity to the Company. The actual bonus awarded to an executive officer may range from zero to three times the median potential bonus. The value within the range (the bonus multiplier) is determined at the end of each year by the Committee in its discretion. The Committee exercises its discretion by evaluating each executive's performance using a methodology developed by its parent corporation, Thermo Electron, and applied throughout the Thermo Electron organization. The methodology incorporates measures of operating returns which are designed to measure profitability and contributions to shareholder value, and earnings growth, and are measures of corporate and divisional performance that are evaluated using graphs developed by Thermo Electron intended to reward performance that is perceived as above average and to penalize performance that is perceived as below average. The measures of operating returns used in the Committee's determinations in fiscal 1998 measured return on net assets, growth in income, and return on sales, and the Committee's determinations also included a subjective evaluation of the contributions of each executive that are not captured by operating measures but are considered important to the creation of long-term value for the Stockholders. These measures of achievements are not financial targets that are met, not met or exceeded. The relative weighting of the operating measures and subjective evaluation varies among the executives, depending on their roles and responsibilities within the organization.

    The bonuses for named executive officers approved by the Committee with respect to fiscal 1998 performance in each instance were less than the median potential bonus, except in one instance where the bonus exceeded the median potential bonus, primarily due to the measures of operating returns used in the Committee's determinations as described above. However, certain of the named executive officers elected to forego their bonuses for fiscal 1998 in light of the operating and stock price performance of the Company.

    STOCK OPTION PROGRAM

    The primary goal of the Company and its parent companies is to excel in the creation of long-term value for the Stockholders. The principal incentive tool used to achieve this goal is the periodic award to key employees of options to purchase common stock of the Company and other Thermo Electron companies.

    The Committee and management believe that awards of stock options to purchase the shares of both the Company and other companies within the Thermo Electron group of companies accomplish many objectives. The grant of options to key employees encourages equity ownership in the Company, and closely aligns management's interests to the interests of all the Stockholders. The emphasis on stock options also results in management's compensation being closely linked to stock performance. In addition, because they are subject to vesting periods of varying duration and to forfeiture if the employee leaves the Company prematurely, stock options are an incentive for key employees to remain with the Company long-term. The Committee believes stock option awards in its parent companies, Thermo TerraTech and Thermo Electron, and the other majority-owned subsidiaries of Thermo Electron, are important tools in providing incentives for performance within the entire organization.

    In determining awards, the Committee considers for each officer the annual value of all options to purchase shares of the Company and other companies within the Thermo Electron organization that vest in the next year and compares the individual's total compensation using this value to competitive data. The Committee uses a modified Black-Scholes option pricing model to determine the value of an option award. In addition, the Committee considers the aggregate amount of net awards to purchase shares of Common Stock granted to all employees over the last five years to monitor the aggregate number of awards to all employees. In reviewing the aggregate number of awards, the Committee considers such factors as the size of the company, its stage of development and its growth strategy, as well as the aggregate awards and option practices of comparably situated companies.

    The Committee periodically awards stock options based on its assessment of the total compensation of each executive, the actual and anticipated contributions of each executive (which includes a subjective assessment by the Committee of the value of the executive's future potential within the organization), as well as the value of previously awarded options as described above. Such discretionary option awards were made to the named executive officers in fiscal 1998.

STOCK OWNERSHIP POLICIES

    The Company's compensation program is also designed to encourage executives to own shares of the Company's Common Stock. The Committee believes that encouraging executives to retain stock acquired through its stock option program provides an additional incentive for executive officers to follow strategies designed to maximize long-term value to Stockholders.

    The Committee established a stock holding policy for the chief executive officer of the Company in fiscal 1998 that required such officer to own the equivalent of one times his base salary and reference bonus for the calendar year in shares of the Company's Common Stock. The Committee deemed it appropriate to permit the chief executive officer to achieve these ownership levels over a three-year period.

    In order to assist officers in complying with the policy, the Committee also adopted in fiscal 1998 a stock holding assistance plan under which the Company was authorized to make interest-free loans to the chief executive officer to enable such officer to purchase shares of the Common Stock in the open market. The loans are required to be repaid upon the earlier of demand or the fifth anniversary of the grant date, unless otherwise authorized by the Committee. No loans were outstanding under this program in fiscal 1998. See "Relationship with Affiliates--Stock Holding Assistance Plan."

    The Committee also has adopted a policy requiring its executive officers to hold shares of the Company's Common Stock acquired upon the exercise of stock options granted by the Company. Under this policy, executive officers are required to hold one-half of their net option exercises over a period of five years. The net option exercise is determined by calculating the number of shares acquired upon exercise of a stock option, after deducting the number of shares that could have been traded to exercise the option and the number of shares that could have been surrendered to satisfy tax withholding obligations attributable to the exercise of the options.

POLICY ON DEDUCTIBILITY OF COMPENSATION

    The Committee has also considered the application of Section 162(m) of the Internal Revenue Code to the Company's compensation practices. Section 162(m) limits the tax deduction available to public companies for annual compensation paid to senior executives in excess of $1 million, unless the compensation qualifies as "performance based" or is otherwise exempt from Section 162(m). The annual cash compensation paid to individual executives does not approach the $1 million threshold, and it is believed that the stock incentive plans of the Company qualify as "performance based." Therefore, the Committee does not believe any further action is necessary in order to comply with Section 162(m). From time to time, the Committee will reexamine the Company's compensation practices and the effect of Section 162(m).

1998 CEO COMPENSATION

    Prior to the acquisition of a majority equity interest in the Company by Thermo TerraTech, the Company was a small business issuer and was exempt from the requirement to provide a Compensation Committee Report. Accordingly, no information is available with respect to the criteria for determining the salary and bonus of Mr. Eurich, who was chief executive officer of the Company until May 12, 1997. The salary and bonus of Mr. Herkert, who became chief executive officer on May 12, 1997, are established using the same criteria as for the salaries and bonuses for the Company's other named executive officers. In May 1998, the Committee conducted its review of Mr. Herkert's proposed bonus for fiscal 1998 performance. Mr. Herkert's bonus for fiscal 1998 performance approved by the Committee was below the median potential bonus, due to the measures of operating returns used in the Committee's determinations, as described under the caption "Cash Bonus." Mr. Herkert elected to forego his bonus in light of the Company's operating and stock price performance in fiscal 1998.

    Mr. Herkert received an award of options to purchase 1,200,000 shares of the Common Stock (before giving effect to the Reverse Stock Split) in fiscal 1998. This award was determined in a manner consistent with awards to other officers, as described above under the caption "Stock Option Program." In addition to stock option awards by the Committee, Mr. Herkert may receive awards to purchase shares of the common stock of majority-owned subsidiaries of Thermo Electron from time to time as part of Thermo Electron's stock option program due to his position as a chief executive officer of a majority-owned subsidiary of Thermo Electron. The awards to Mr. Herkert in fiscal 1998 to purchase shares of Metrika Systems Company, ONIX Systems Inc., Thermedics Detection Inc., Thermo Information Solutions Inc., Thermo Trilogy Corporation, Thermo Vision Corporation and Trex Communications Corporation were made under this program. The award to purchase shares of common stock of Thermo Electron granted to Mr. Herkert in fiscal 1998 was made by the Thermo Electron human resources committee under a program that awards options to certain eligible employees annually based on the number of shares of the common stock of Thermo Electron held by the employee, as an incentive to buy and hold Thermo Electron shares.

                        Mr. Polyvios C. Vintiadis (Chairman)

                                Dr. Susan F. Tierney

                         COMPARATIVE PERFORMANCE GRAPH

    The Securities and Exchange Commission requires that the Company include in this proxy statement a line-graph presentation comparing cumulative, five-year shareholder returns for the Company's Common Stock with a broad-based market index and either a nationally recognized industry standard or an index of peer companies selected by the Company. The Company has compared its performance with the American Stock Exchange Market Value Index and a peer group of companies consisting of Michael Baker Corporation, Roy F. Weston Inc., URS Corporation, Dames & Moore Inc. and Air and Water Technologies Corp. Prior to the acquisition of a majority equity interest in the Company by Thermo TerraTech, the Company was a small business issuer and was exempt from the requirement to provide peer performance comparisons. Upon the acquisition of a majority equity interest in the Company by Thermo TerraTech on May 12, 1997, the Company ceased to qualify as a small business issuer. The following graph commences as of May 12, 1997, the date Thermo TerraTech acquired a majority equity interest in the Company.

        COMPARISON OF TOTAL RETURN AMONG THE RANDERS GROUP INCORPORATED,
             THE AMERICAN STOCK EXCHANGE MARKET VALUE INDEX AND THE
            COMPANY'S PEER GROUP FROM MAY 12, 1997 TO APRIL 3, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              RGI       AMEX       PEER GROUP
5/12/97          100        100              100
4/3/98           105        129              108

The total return for the Company's Common Stock (RGI), the American Stock Exchange Market Value Index (AMEX) and the Company's peer group (PEER GROUP) assumes the reinvestment of dividends, although dividends have not been declared on the Company's Common Stock. The American Stock Exchange Market Value Index tracks the aggregate performance of equity securities of companies listed on the American Stock Exchange. The Company's Common Stock is traded on the AMEX-EC under the ticker symbol "RGI."


                          INTERESTS OF CERTAIN PERSONS



    Dr. John P. Appleton and Messrs. Emil C. Herkert, Polyvios C. Vintiadis, John N. Hatsopoulos and Paul F. Kelleher, all of whom are directors and/or executive officers of the Company, are also directors and/or executive officers of Thermo TerraTech. Messrs. John N. Hatsopoulos and Paul F. Kelleher, both of whom are executive officers of the Company, are also directors and/or executive officers of Thermo Electron. Ms. Susan F. Tierney, a director of the Company, is also a director of Thermo Ecotek Corporation, a majority-owned subsidiary of Thermo Electron.



    See "Stock Ownership."

                                STOCK OWNERSHIP

    The following table sets forth the beneficial ownership of Common Stock, as well as the common stock of Thermo TerraTech, the Company's parent company, and of Thermo Electron, Thermo TerraTech's parent company, as of May 31, 1998, with respect to (i) each person who was known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each current executive officer named in the summary compensation table under the heading "Executive Compensation," (iv) each other person who served as a director or executive officer of the Company since the beginning of its last fiscal year and (v) all directors and current executive officers as a group.

    While certain directors and executive officers of the Company are also directors and executive officers of Thermo Electron or its subsidiaries other than the Company, all such persons disclaim beneficial ownership of the shares of Common Stock owned by Thermo TerraTech or by Thermo Electron, as the case may be.

                                          THE RANDERS GROUP              THERMO                THERMO ELECTRON
                                           INCORPORATED(2)          TERRATECH INC.(3)          CORPORATION(4)
                                       -----------------------  -------------------------  -----------------------
                                         NUMBER    PERCENTAGE      NUMBER     PERCENTAGE     NUMBER    PERCENTAGE
NAME(1)                                OF SHARES    OF CLASS     OF SHARES     OF CLASS    OF SHARES    OF CLASS
-------------------------------------  ----------  -----------  ------------  -----------  ----------  -----------
Thermo Electron Corporation(5).......   8,775,000      62.16      16,140,535       82.71%         N/A         N/A
John P. Appleton.....................     600,000       4.08         297,039        1.50      145,309       *
Nicholas M. DeNicholo................     300,000       2.08          33,000       *           10,175       *
Thomas R. Eurich.....................   1,017,506       7.07               0       *                0       *
Emil C. Herkert......................   1,200,000       7.84         187,500       *           39,600       *
Susan F. Tierney.....................     246,678       1.72               0       *                0       *
Polyvios C. Vintiadis................     246,678       1.72          13,454       *            2,500       *
Bruce M. Bourdon(6)..................     803,083       5.52               0       *                0       *
Michael J. Krivitsky(6)..............     981,916       6.91           1,000       *                0       *
Thomas J. McEnhill(6)................     848,245       5.96               0       *                0       *
All directors and current executive
  officers together as a group (8
  persons)...........................   3,890,862      26.46         602,547        3.07    1,041,185       *

------------------------

*   Reflects ownership of less than 1% of the outstanding common stock.

(1) Except as reflected in the footnotes to this table, shares beneficially owned consist of shares owned by the indicated person or by that person for the benefit of minor children, and all share ownership includes sole voting and investment power.

(2) Shares of Common Stock owned do not give effect to the Reverse Stock Split. Shares of Common Stock beneficially owned by Dr. Appleton, Mr. DeNicholo, Mr. Eurich, Mr. Herkert, Ms. Tierney, Mr. Vintiadis, Mr. Bourdon, Mr. Krivitsky, Mr. McEnhill and all directors and current executive officers as a group include 600,000, 300,000, 270,000, 1,200,000, 240,000 240,000,
    420,000, 90,000, 120,000 and 3,130,000 shares, respectively, that such person or group had the right to acquire within 60 days after May 31, 1998, through the exercise of stock options. Shares beneficially owned by Mr. Eurich include 146,876 shares held by a trust of which Mr. Eurich is a trustee. Shares beneficially owned by Ms. Tierney, Mr. Vintiadis and all directors and current executive officers as a group include 6,678, 6,678 and 13,356 full shares, respectively, allocated through May 31, 1998 to accounts maintained pursuant to the Company's deferred compensation plan for directors.

(3) Shares of the common stock of Thermo TerraTech beneficially owned by Dr. Appleton, Mr. DeNicholo, Mr. Vintiadis and all directors and current executive officers as a group include 275,000, 33,000, 7,300 and 360,300 shares, respectively, that such person or group had the right to acquire within 60 days after May 31, 1998, through the exercise of stock options. Shares beneficially owned by all directors and executive officers as a group include 12,500 shares that such group has the right to acquire within 60 days after May 31, 1998, through the exercise of stock purchase warrants acquired in connection with private placements of the securities of Thermo TerraTech on terms identical to terms granted to unaffiliated investors. Shares of the common stock of Thermo TerraTech beneficially owned by Dr. Appleton and all directors and executive officers as a group include 305 and 923 shares, respectively, allocated through May 31, 1998, to accounts maintained pursuant to Thermo Electron's employee stock ownership plan ("ESOP"), of which the trustees, who have investment power over its assets, were, as of May 31, 1998, executive officers of Thermo Electron. Shares beneficially owned by Mr. Vintiadis and all directors and current executive officers as a group include 6,154 full shares allocated through May 31, 1998 to Mr. Vintiadis's account maintained pursuant to the Company's deferred compensation plan for directors.

(4) Shares of the common stock of Thermo Electron beneficially owned by Dr. Appleton, Mr. DeNicholo, Mr. Herkert and all directors and current executive officers as a group include 113,532, 9,750, 38,100 and 909,050 shares, respectively, that such person or group had the right to acquire within 60 days after May 31, 1998, through the exercise of stock options. Shares of the common stock of Thermo Electron beneficially owned by Dr. Appleton and all directors and current executive officers as a group include 1,615 and 5,077 shares, respectively, allocated through May 31, 1998, to accounts maintained pursuant to Thermo Electron's ESOP.

(5) As of May 31, 1998 (without giving effect to the issuance of the Acquisition Shares), Thermo Electron beneficially owned 62.16% of the outstanding Common Stock, of which approximately 53.27% is owned through Thermo TerraTech, which is a majority-owned subsidiary of Thermo Electron. Thermo Electron's address is 81 Wyman Street, P.O. Box 9046, Waltham, Massachusetts 02454. Thermo Electron may be deemed the beneficial owner of the shares of Common Stock beneficially owned by Thermo TerraTech. Thermo TerraTech's address is 85 First Avenue, Waltham, Massachusetts 02451.

(6) Messrs. Bourdon, Krivitsky and McEnhill ceased to serve as directors and executive officers of the Company in November 1997.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and beneficial owners of more than 10% of the Common Stock, such as Thermo Electron and Thermo TerraTech, to file with the Securities and Exchange Commission initial reports of ownership and periodic reports of changes in ownership of the Company's securities. Based upon a review of such filings, all Section 16(a) filing requirements applicable to such persons were complied with during fiscal 1997, except in the following instances. Mr. Emil C. Herkert, a director and executive officer of the Company, filed his Form 3 late. Thermo Electron filed two Forms 4 late, reporting a total of four transactions associated with the grant of options to purchase Common Stock granted to employees under its stock option program.

                                   PROPOSAL 2

                 PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF
                 INCORPORATION TO EFFECT A REVERSE STOCK SPLIT
                     OF ONE SHARE FOR EVERY FIVE SHARES OF
                            OUTSTANDING COMMON STOCK

PURPOSE OF THE PROPOSED REVERSE STOCK SPLIT

    The Board of Directors has unanimously approved, and recommends that the Stockholders approve, a proposal to effect a reverse stock split (the "Reverse Stock Split") of the Company's Common Stock on a one-for-five ratio. A reverse stock split is the opposite of a conventional stock split. In a reverse stock split, instead of splitting its outstanding stock or decreasing the par value of the stock to provide for more shares of stock authorized and outstanding, a company consolidates its outstanding shares into a lesser number, thereby reducing the number of shares outstanding. The Reverse Stock Split will not alter the number of shares of Common Stock authorized for issuance or affect par value, but will simply reduce the number of shares of Common Stock issued and outstanding.

    The Company's Common Stock has traded in the range of $ 5/16 to $1 5/16 since January 1994. From June 1997 through the Record Date, it has traded in the range of from $ 3/8 to $1 1/8. The Board of Directors believes that the current per share price of the Common Stock limits the marketability of the Common Stock because of the reluctance of many brokerage firms and institutional investors to recommend lower-priced stocks to their clients or to hold them in their own portfolios. In addition, certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower-priced stocks economically unattractive. The Board of Directors believes that a decrease in the number of shares of Common Stock outstanding without any material alterations of the proportionate economic interest in the Company represented by individual stockholdings may increase the trading price of such shares, although no assurance can be given that the market price of the Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split. If, as a result of the Reverse Stock Split and other factors, the market price per share of the Common Stock is increased sufficiently, the Company believes that the marketability of the Common Stock may be enhanced. However, no assurance can be given that such will indeed be the effect.

    The market price of the Common Stock also will be based on the Company's performance and other factors, some of which may be unrelated to the number of shares outstanding. Accordingly, there can be no assurance that the market price of the Common Stock after the Reverse Stock Split will actually increase in an amount proportionate to the decrease in the number of outstanding shares.

    In addition, as originally executed, the Stock Purchase Agreement would have required the Company to issue in excess of 100,000,000 new shares of Common Stock to Thermo TerraTech in consideration of the acquisition by the Company of The Killam Group. See "Acquisition Proposal -- Calculation of the Purchase Price." The Board of Directors believes that by reducing the number of shares to be issued by giving effect to the Reverse Stock Split, the Company will save substantial expenses associated with the increase in the Company's authorized capital as well as substantial Delaware franchise tax payments that are based on the number of shares of stock outstanding. However, the Reverse Stock Split would still leave the Company with 5,065,818 shares of authorized but unissued and unreserved shares of Common Stock available for issuance by the Company in the future, at the discretion of the Board of Directors of the Company, for acquisitions, stock splits, stock dividends, equity financings, employee benefit plans and other corporate purposes. Except for the shares to be issued in connection with the acquisition of The Killam Group, however, there are no proposals for any such issuances of additional shares of Common Stock pending before the Board of Directors.

EFFECTS OF THE PROPOSED REVERSE STOCK SPLIT ON STOCKHOLDERS

    The Company currently has 30,000,000 shares of Common Stock authorized. On the Record Date, there were 14,115,682 shares of Common Stock issued and outstanding. Giving effect to the issuance of the Acquisition Shares but not to the Reverse Stock Split, approximately 127,146,733 shares of Common Stock would be outstanding as of the Record Date. Giving effect to the issuance of the Acquisition Shares and to the Reverse Stock split, approximately 25,429,347 shares would be outstanding as of the Record Date. The par value per share will be unaffected by the Reverse Stock Split and will remain at $.0001 per share. As a consequence, the aggregate par value of the outstanding Common Stock will be reduced, while the aggregate capital in excess of par value attributable to the outstanding Common Stock for statutory and accounting purposes will be correspondingly increased. The resolution approving the Reverse Stock Split provides that this increase in capital in excess of par value will be treated as capital for statutory purposes. However, under the General Corporation Law of the State of Delaware, the Board of Directors of the Company will have the authority, subject to various limitations, to transfer some or all of such increased capital in excess of par value from capital to surplus, which additional surplus could be distributed to Stockholders as dividends or used by the Company to repurchase outstanding stock. The Company currently has no plans to use any surplus so created to pay any such dividend or to repurchase stock.

    Subject to the provisions for elimination of fractional shares as described below, consummation of the Reverse Stock Split will not result in a change in the relative equity position or voting power of the holders of Common Stock.

    No fractional shares of Common Stock will be issued to any Stockholder. Accordingly, Stockholders of record who would otherwise be entitled to receive fractional shares of Common Stock will, upon surrender of their certificates representing shares of Common Stock, receive a cash payment in lieu thereof equal to the value of such fractional share determined by reference to the closing price as reported by the AMEX-EC (as adjusted by the Reverse Stock Split) of the Common Stock on the date (the "Effective Date") the Reverse Stock Split becomes effective. Holders of less than one share of Common Stock as a result of the Reverse Stock Split no longer will be Stockholders of the Company
as of the Effective Date. As of the Record Date, only           Stockholders of
record held fewer than five shares of Common Stock. As of the Effective Date,
the Company will continue to have more than           Stockholders of record.

    Stockholders should be aware that as a general rule, a stock split will, in and of itself, neither increase nor decrease the intrinsic value of a Stockholder's investment. Except for holders who receive cash in lieu of a fractional share, the smaller number of shares resulting from a reverse split generally leaves shareholders with approximately the same proportionate ownership as before the reverse split. The issuance of cash in lieu of a fractional share will increase the proportionate interest of some Stockholders and decrease the proportionate interest of others.

    The greatest possible increase in ownership will accrue to any Stockholder holding a number of shares evenly divisible by five, if any so exist. Those current holders of a number of shares of Common Stock not evenly divisible by five will receive cash in lieu of fractional shares, and will correspondingly suffer a dilution in ownership. The difference in the ownership interest of each Stockholder resulting from the Reverse Stock Split will generally be inversely proportional to the number of shares held by such Stockholder, with large Stockholders generally affected the least.

    The Company believes that the Reverse Stock Split will have no detrimental effect on the total value of the Company's Common Stock. However, the Reverse Stock Split may leave Stockholders with one or more "odd lots" of Common Stock, i.e., stock holdings in amounts of fewer than 100 shares. These shares may be more difficult to sell, or require a greater brokerage commission per share to sell, than shares in lots of 100.

    To prevent the enlargement of the rights of stock option holders, the number of shares covered by and the exercise price of all outstanding stock options will be adjusted on the same basis as the Common Stock.

The number of shares subject to outstanding options will be rounded down to the next nearest whole number of shares after giving effect to the Reverse Stock Split.

MECHANICS OF THE REVERSE STOCK SPLIT; PROCEDURES FOR EXCHANGE OF STOCK
  CERTIFICATES

    The Reverse Stock Split will be effected by the filing with the Secretary of State of the State of Delaware, subsequent to the approval of the Reverse Stock Split by the Stockholders, a certificate of amendment to the Company's Certificate of Incorporation deleting Article FOURTH thereof and replacing it with substantially the following:

        "FOURTH: The total number of shares of stock which the corporation shall have authority to issue is Thirty Million (30,000,000) of which Thirty Million (30,000,000) of the par value of one one-hundredths of a cent ($.0001) shall be designated as Common Stock. Each share of Common Stock, $.0001 par value, issued at the close of business on the date (the "Effective Date") this Amendment to the corporation's Certificate of Incorporation, as previously amended, becomes effective shall automatically be converted into one-fifth (1/5) of a validly issued, fully paid and nonassessable share of Common Stock, $.0001 par value. On the Effective Date, each share of Common Stock, $.0001 par value, immediately prior to the Effective Date, shall represent one fifth (1/5) of a share of Common Stock, $.0001 par value, from and after the Effective Date. No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon this Amendment to the corporation's Certificate of Incorporation becoming effective. Any stockholder who would otherwise be entitled to receive a fractional share will be paid cash equal to such stockholder's fractional interest multiplied by the closing price as reported by the American Stock Exchange, Inc.'s Emerging Company Marketplace (as adjusted by the reverse stock split) of the Common Stock on the Effective Date in lieu of such fractional share."

    On the Effective Date, each five shares of the Common Stock held prior to the Reverse Stock Split ("Old Common Stock") will automatically be combined and changed into one share of "new" Common Stock ("New Common Stock"). No additional action on the part of the Company or any Stockholder will be required in order to effect the Reverse Stock Split. Stockholders will be requested to exchange their certificates representing shares of Old Common Stock for new certificates representing shares of New Common Stock issued as a result of the Reverse Stock Split. Stockholders will be furnished the necessary materials and instructions to effect such exchange promptly following the Effective Date by the Company's transfer agent. Please do not return your certificates until you receive these instructions. STOCKHOLDERS SHOULD NOT SEND ANY STOCK CERTIFICATES WITH THEIR PROXY CARDS.

    CERTIFICATES REPRESENTING SHARES OF OLD COMMON STOCK SUBSEQUENTLY PRESENTED FOR TRANSFER WILL NOT BE TRANSFERRED ON THE BOOKS AND RECORDS OF THE COMPANY UNTIL THE CERTIFICATES REPRESENTING THE SHARES OF OLD COMMON STOCK HAVE BEEN EXCHANGED FOR CERTIFICATES REPRESENTING SHARES OF NEW COMMON STOCK.

FEDERAL INCOME TAX CONSEQUENCES

    The following summary, which is based upon existing law and which is subject to change by legislation, administrative action and judicial decision, describes the material United States federal income tax consequences of the Reverse Stock Split to Stockholders. This summary does not discuss all aspects of federal taxation that may be relevant to a particular Stockholder or to certain types of Stockholders subject to special treatment under the federal tax laws (for example, banks, dealers in securities, life insurance companies, tax-exempt organizations, and foreign persons), nor does it discuss any aspect of state, local, or foreign tax laws. Therefore, Stockholders are advised to consult with their own tax advisors for more detailed information regarding their individual tax circumstances. While no ruling as to the federal income tax consequences of the Reverse Stock Split has been requested from the Internal Revenue Service, the Company expects the following federal income tax consequences will result:

    1. The Reverse Stock Split will be a tax-free recapitalization, in which neither the Company nor its Stockholders recognize gain or loss for federal income tax purposes (apart from Stockholders receiving cash in lieu of fractional shares, discussed below).

    2. The shares of Common Stock in the hands of a Stockholder immediately after the Reverse Stock Split will have an aggregate tax basis equal to the Stockholder's aggregate tax basis of shares of Common Stock immediately prior to the Reverse Stock Split (apart from any basis allocated to fractional shares, discussed below).

    3. A Stockholder's holding period for the shares of Common Stock after the Reverse Stock Split will include the holding period of shares of Common Stock before the Reverse Stock Split.

    4. A Stockholder receiving cash in lieu of fractional shares in the Reverse Stock Split will be treated as if the Stockholder had received the fractional shares, and the fractional shares had been redeemed by the Company. For most Stockholders receiving cash in lieu of fractional shares, that cash will be treated for federal income tax purposes as a dividend paid by the Company, in which case none of the Stockholder's basis would be allocated to the fractional shares. For some Stockholders, however, it is possible that the cash received in lieu of a fractional share will be treated as gain (or loss) from the sale or exchange of the fractional shares, in which case such gain or loss would be a capital gain or loss if the stock was a capital asset in the Stockholder's hands, and basis would be allocated to the fractional shares as outlined above (unless the fractional shares represented less than 15% of the fair market value of the Company stock held by the Stockholder before the Reverse Stock Split and the Stockholder does not elect to allocate basis to the fractional shares).

--------------------------------------------------------------------------------

RECOMMENDATION

    The Board of Directors believes that the Reverse Stock Split is in the best interests of the Company and the Stockholders and recommends that the Stockholders vote FOR adoption of the proposal to effect the Reverse Stock Split. If not otherwise specified, proxies will be voted FOR approval of this proposal. Thermo TerraTech and Thermo Electron, which beneficially own an aggregate of approximately 62.2% of the outstanding Common Stock as of the Record Date, have sufficient votes to approve the proposal and have indicated their intention to vote for the proposal.

--------------------------------------------------------------------------------

                                   PROPOSAL 3

                              ACQUISITION PROPOSAL

SUMMARY OF TRANSACTIONS CONTEMPLATED BY THE STOCK PURCHASE AGREEMENT

    On September 19, 1997, the Company and Thermo TerraTech entered into a definitive agreement (as amended effective April 4, 1998, the "Stock Purchase Agreement"), in which the Company agreed to acquire (the "Acquisition") the capital stock of The Killam Group from Thermo TerraTech in exchange for 22,606,210 shares of Common Stock (after giving effect to the Reverse Stock Split) (the "Acquisition Shares"). A copy of the Stock Purchase Agreement is attached hereto as Appendix A.

    Approval of the Acquisition by the Stockholders of the Company is not required by the General Corporation Law of the State of Delaware or by the Company's Certificate of Incorporation or By-Laws, as amended. However, the Company's Common Stock is listed for trading on the American Stock Exchange Inc.'s Emerging Company Marketplace ("AMEX-EC"). The rules of the American Stock

Exchange Inc. ("AMEX") require that the holders of a majority of the Company's outstanding shares present and voting at a Stockholders' meeting approve the listing of the Acquisition Shares to be issued pursuant to the Stock Purchase Agreement prior to their issuance. This approval is required pursuant to Section 712 of the AMEX Company Guide, which requires shareholder approval prior to the listing of shares issued as partial consideration in an acquisition if (i) any substantial stockholder of the listed company has a five percent or greater interest in the company to be acquired and (ii) the issuance of the new shares as consideration could result in an increase in the outstanding shares of the listed company of five percent or more. Thermo TerraTech is a "substantial shareholder" of the Company and also has a greater than five percent interest in The Killam Group. Moreover, the issuance of the Acquisition Shares would result in an increase in the Company's outstanding shares of Common Stock of more than five percent. Thermo TerraTech has agreed to vote all of the shares of the Common Stock held by it as of the Record Date in favor of the listing of the Acquisition Shares and all matters related thereto. As of the Record Date (without giving effect to the issuance of the Acquisition Shares), Thermo TerraTech beneficially owned approximately 53.3% of the outstanding Common Stock. In addition, Thermo Electron Corporation, Thermo TerraTech's parent company, has indicated its intention to vote all of the shares of the Common Stock held by it as of the Record Date in favor of the listing of the Acquisition Shares and all matters related thereto. As of the Record Date (without giving effect to the issuance of the Acquisition Shares), Thermo Electron beneficially owned approximately 8.9% of such outstanding Common Stock. Giving effect to the issuance of the Acquisition Shares would increase Thermo TerraTech's ownership percentage to approximately 94.8%.

BACKGROUND OF THE STOCK PURCHASE AGREEMENT


    On May 12, 1997, Thermo TerraTech purchased 7,100,000 shares of Common Stock from certain members of the management of the Company and 420,000 shares of Common Stock from Thermo Power Corporation, a publicly held subsidiary of Thermo Electron. Thermo TerraTech paid a purchase price of $.625 per share for an aggregate of $4,437,500 to the members of management and $262,500 to Thermo Power Corporation, respectively. Upon the consummation of those transactions, Thermo TerraTech owned a controlling interest in the Company. Simultaneously, the Company and Thermo TerraTech executed a non-binding letter of intent (the "Letter of Intent") with respect to the sale by Thermo TerraTech to the Company of the engineering and consulting businesses of Thermo TerraTech known as The Killam Group at a purchase price to be mutually determined by the parties, but, in any event, not less than the book value of The Killam Group as of the closing date, to be paid by delivery to Thermo TerraTech by the Company of that number of newly issued shares equal to such agreed price divided by $.625.



    The Letter of Intent contained certain conditions to the Company's obligation to acquire The Killam Group, including the receipt by the Company of an opinion of an investment bank to the effect that the Acquisition is fair to the Company from a financial point of view. Accordingly, the Company sought such an opinion from Cazenove Incorporated, an investment banking firm (the "Financial Advisor"). In August 1997, however, the Financial Advisor informed the Company that it was unable to render such an opinion. The principal reason cited by the Financial Advisor for not being able to render such an opinion was that, while the Letter of Intent based the number of shares of the Company's Common Stock to be issued in consideration of the Acquisition on a value of $.625 per share, the Company's Common Stock had begun to trade significantly in
excess of that price after the May   , 1997 public announcement that Thermo
TerraTech had acquired a controlling interest in the Company. In August 1997, when the Company's Common Stock was trading in a range from $.8125 to $1.00 per share, the Financial Advisor informed the Company that it could not issue an opinion that a valuation based on $.625 per share was fair to the Company.



    Thermo TerraTech then informed the Company that (i) it believed that the increase in the price of the Company's Common Stock during the period from May through September 1997 was due principally or entirely to the public disclosure of Thermo TerraTech's investment in the Company, rather than to any change in the business or financial results of the Company, (ii) accordingly, Thermo TerraTech did not believe that the number of shares it was to receive for the sale of The Killam Group to the Company should be reduced by taking into account such increase and (iii) Thermo TerraTech was willing to transfer The Killam Group to the Company in exchange for a number of shares of Common Stock equal to The Killam Group's book value divided by $.625. See "Calculation of the Purchase Price." On September 8, 1997, the Financial Advisor was formally retained by the Company to render an opinion (the "Opinion") that the book value of The Killam Group approximates fair market value. See "Opinion of the Financial Advisor." On September 12, 1997, the Board of Directors waived the fairness opinion condition in the Letter of Intent and unanimously resolved to acquire The Killam Group from Thermo TerraTech. On September 19, 1997, the Company and Thermo TerraTech entered into a definitive agreement (as amended effective April 4, 1998, the "Stock Purchase Agreement") to complete the transfer of The Killam Group.


CALCULATION OF THE PURCHASE PRICE


    Under the terms of the Stock Purchase Agreement, the Company originally agreed to issue 103,569,600 new shares of its Common Stock (without giving effect to the Reverse Stock Split) to Thermo TerraTech in consideration of the acquisition of The Killam Group. That number shares equaled the audited book value of The Killam Group as of March 29, 1997, divided by $.625, the per share purchase price paid by Thermo TerraTech in connection with its May 12, 1997 acquisition of a controlling interest of the Company. However, the actual number of shares to be so issued would be either (i) increased by the amount, if any, by which the book value of The Killam Group as of the closing date exceeded such book value as of March 29, 1997 or (ii) decreased by the amount, if any, by which the book value of The Killam Group as of March 29, 1997 exceeded such book value as of the closing date. The consideration to be paid for The Killam Group was based on the Company's determination of the fair market value of The Killam Group's business. Effective April 4, 1998 (the end of The Killam Group's most recent fiscal year), the Company and Thermo TerraTech amended the Stock Purchase Agreement to provide that the number of shares of the Company's Common Stock to be issued to Thermo TerraTech would equal (i) $70,644,407, the audited book value of The Killam Group as of April 4, 1998, divided by (ii) $.625, without subsequent adjustment other than that the number of shares to be so issued would be calculated and issued after giving effect to the Reverse Stock Split.


REASONS FOR THE ACQUISITION; RECOMMENDATION OF THE BOARD OF DIRECTORS


    The Company's Board of Directors believes that the acquisition of The Killam Group complements the Company's existing business. The Company presently offers design, engineering, development, construction and consulting services primarily to the manufacturing, chemical and pharmaceutical industries. The Killam Group also engages in a variety of engineering, design, consulting and construction businesses, primarily focusing on wastewater collection and treatment; water supply, treatment and distribution; stormwater and flood control; solid and hazardous waste management; and similar environmental services, primarily for municipalities in the Northeast and Florida. The acquisition of The Killam Group is projected to be dilutive to the Company on an earnings per share basis. See "Certain Projected Financial Data." However, the Company's Board of Directors believes that the Company's acquisition of The Killam Group will enable the Company to enter into new markets for its engineering and consulting services in which it is not well represented and to strengthen its presence in markets in which it already operates.


    As described above, prior to executing the Stock Purchase Agreement, the Board of Directors retained the Financial Advisor to render an Opinion that the book value of The Killam Group approximates fair market value. The Financial Advisor performed a number of analyses in arriving at its Opinion, including an analysis of companies deemed comparable by the Financial Advisor, an analysis of transactions deemed comparable by the Financial Advisor and an analysis of the projected discounted cash flows of The Killam Group. See "Opinion of the Financial Advisor." The latter two analyses resulted in implied valuations of The Killam Group ranging from $68.7 million to $80.8 million, and from $82.3 million to $94.9 million, respectively. The valuation ranges implied by both such analyses exceeded $66.0 million, the book value of The Killam Group as of June 28, 1997, the end of the last full fiscal period prior to the execution of the Stock Purchase Agreement.

    In its analysis of companies deemed comparable, the Financial Advisor applied a premium attributable to the acquisition of control of The Killam Group. See "Opinion of the Financial Advisor -- Comparable Company Analysis." With such a premium, this analysis resulted in an implied valuation of The Killam Group of between $65.5 million and $83.6 million. If such premium is not applied to The Killam Group, however, the Financial Advisor's analysis would indicate a range of values for The Killam Group of between $50.4 million and $64.3 million, the lower end of which range is significantly below the book value of The Killam Group.


    In making the decision to engage in the Acquisition, the Company's Board of Directors considered the following factors, which were considered to have a material bearing on the Board's decision: the perceived strength of the combined operations of The Killam Group and the Company, the potential support of Thermo TerraTech in helping the Company's growth, both internal and through acquisitions, and the expected growth in the market for the Company's Common Stock. In analyzing the synergies between The Killam Group and the Company, the Board considered a variety of factors, including the types of services offered by The Killam Group; the potential to integrate those services with those offered by the Company; the ability to expand the Company's existing engineering, design and consulting capabilities; the geographic location of The Killam Group's facilities as compared with the existing geographic presence of the Company; perceived strengths of the management, technical and other personnel of The Killam Group; the financial history and financial projections of The Killam Group; and the Company's ability to expand its market share, research capabilities and technological capacity through integration of The Killam Group with the Company's existing operations.


    As with any acquisition, however, there can be no assurance that the Company will be successful in integrating The Killam Group's business with its current operations, nor that the benefits that the Company's Board of Directors expects from the Acquisition, as described above, will be achieved. If the Company were unsuccessful in achieving such integration, such failure could adversely affect the Company's performance. See "Forward-Looking Statements -- Risks Associated with Acquisition Strategy."


    The Board of Directors has unanimously approved the Stock Purchase Agreement and the transactions contemplated thereby and believes that the Acquisition is in the best interests of the Company and its Stockholders. In addition, the Financial Advisor has delivered its Opinion to the Board of Directors of the Company that, based on the various considerations set forth in its Opinion, as of September 8, 1997, the book value of Killam approximates its fair market value. The Opinion does not address the issue of whether the terms of the Acquisition are fair to the Stockholders of the Company. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE LISTING OF THE SHARES TO BE ISSUED IN CONNECTION WITH THE ACQUISITION.



CERTAIN PROJECTED FINANCIAL DATA



    The Company does not, as a matter of course, make public forecasts or projections as to future sales, earnings or other income statement data, cash flows or balance sheet and financial position information. However, in order to aid the Financial Advisor in rendering its Opinion, Thermo TerraTech, in July 1997, furnished the Financial Advisor with certain projections (the "Projections") prepared by the management of Thermo TerraTech based on data supplied by the Company and The Killam Group. The following summary of the Projections is included in this Proxy Statement solely because the Projections were made available to the Financial Advisor. Except to reflect the number of shares of Common Stock to be issued in consideration of the Acquisition as set forth in the Stock Purchase Agreement, the Company has not updated the Projections to reflect changes that have occurred since their preparation.

    The Projections were not prepared with a view toward public disclosure or compliance with published guidelines of the Securities and Exchange Commission or the American Institute of Certified Public Accountants regarding forward-looking information or generally accepted accounting principles. Neither the Company's independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the prospective financial information contained in the Projections, nor have they expressed any opinion or given any form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, such prospective financial information. Furthermore, the Projections necessarily make numerous assumptions, some (but not all) of which are set forth below and many of which are beyond the control of the Company and may prove not to have been, or may no longer be, accurate. Additionally, this information does not reflect revised prospects for the Company's businesses, changes in general business and economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated at the time such information was prepared. Accordingly, such information is not necessarily indicative of current values or current on future performance, which may be significantly more favorable or less favorable than as set forth below, and should not be regarded as a representation that they have been or will be achieved.



    THE PROJECTIONS ARE NOT GUARANTEES OF PERFORMANCE. THEY INVOLVE RISKS, UNCERTAINTIES AND ASSUMPTIONS. THE FUTURE RESULTS AND STOCKHOLDER VALUE OF THE COMPANY MAY MATERIALLY DIFFER FROM THOSE EXPRESSED IN THE PROJECTIONS. MANY OF THE FACTORS THAT WILL DETERMINE THESE RESULTS AND VALUES ARE BEYOND THE COMPANY'S ABILITY TO CONTROL OR PREDICT. STOCKHOLDERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THE PROJECTIONS. THERE CAN BE NO ASSURANCE THAT THE PROJECTIONS HAVE BEEN OR WILL BE REALIZED OR THAT THE COMPANY'S FUTURE FINANCIAL RESULTS WILL NOT MATERIALLY VARY FROM THE PROJECTIONS. THE COMPANY DOES NOT INTEND TO UPDATE OR REVISE THE PROJECTIONS.



    Information for the calendar year ended December 1996 and the fiscal year ended March 1997 reflect the actual results of the Company and The Killam Group, respectively, for, and as at the end of, such periods. The Projections included herein have been prepared by Thermo TerraTech based upon management's estimates of the performance of the Company and of The Killam Group through fiscal 2002. The Projections for the Company and for The Killam Group assume that the respective companies' results will be generated internally and not through acquisitions of other businesses. The Projections for the Company and The Killam Group on a combined basis assume that the Acquisition will not result in synergies that further enhance revenue or permit expense reductions. Except as set forth in this paragraph, the Projections do not reflect any of the effects of the Acquisition or other changes that may in the future be deemed appropriate concerning the Company or The Killam Group and their respective assets, business, operations, properties, policies, corporate structure, capitalization and management in light of the circumstances then existing.

                                  PROJECTIONS
                    (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)



                                                                  YEAR ENDED
THE COMPANY (STAND-ALONE)             ------------------------------------------------------------------
                                       DECEMBER      MARCH      MARCH      MARCH      MARCH      MARCH
SELECTED INCOME STATEMENT DATA:          1996        1998       1999       2000       2001       2002
                                      -----------  ---------  ---------  ---------  ---------  ---------
  Revenues..........................   $  12,401   $  16,826  $  18,340  $  24,393  $  31,710  $  37,101
  Cost of Revenues..................       9,200      13,784     14,587     19,397     25,194     29,482
                                      -----------  ---------  ---------  ---------  ---------  ---------
  Gross Profit......................       3,201       3,042      3,753      4,996      6,516      7,619
  Operating Expenses................       1,844       1,800      1,877      2,725      3,851      4,502
                                      -----------  ---------  ---------  ---------  ---------  ---------
  Operating Income..................       1,357       1,242      1,876      2,271      2,665      3,117
  Interest Income (Expense), Net....         (61)        (27)        21         57         91        142
                                      -----------  ---------  ---------  ---------  ---------  ---------
  Income before Provision for Income
    Taxes...........................       1,296       1,215      1,897      2,328      2,756      3,259
  Provision for Income Taxes........         475         526        821      1,008      1,193      1,411
                                      -----------  ---------  ---------  ---------  ---------  ---------
  Net Income........................   $     821   $     689  $   1,076  $   1,320  $   1,563  $   1,848
                                      -----------  ---------  ---------  ---------  ---------  ---------
                                      -----------  ---------  ---------  ---------  ---------  ---------
  Basic and Diluted Earnings per
    Share...........................   $     .06   $     .05  $     .08  $     .09  $     .11  $     .13

SELECTED BALANCE SHEET DATA:
  Cash and Cash Equivalents.........   $     477   $   1,196  $   1,811  $   2,159  $   2,641  $   3,619
  Total Current Assets Excluding
    Cash and Cash Equivalents.......       3,157       4,560      4,880      6,321      8,006      9,149
  Net Fixed Assets..................       2,582       2,782      3,032      3,332      3,682      4,082
  Other Assets......................       1,323          50         75        100        125        150
  Cost in Excess of Net Assets of
    Acquired Companies..............         135         120        105         90         75         60
  Shares Outstanding................      14,116      14,116     14,116     14,116     14,116     14,116

                                                                   YEAR ENDED
THE KILLAM GROUP (STAND-ALONE)          ----------------------------------------------------------------
                                          MARCH      MARCH      MARCH      MARCH      MARCH      MARCH
SELECTED INCOME STATEMENT DATA:           1997       1998       1999       2000       2001       2002
                                        ---------  ---------  ---------  ---------  ---------  ---------
  Revenues............................  $  64,374  $  67,593  $  72,324  $  78,110  $  85,140  $  93,654
  Cost of Revenues....................     48,048     50,451     53,982     58,300     62,696     68,029
                                        ---------  ---------  ---------  ---------  ---------  ---------
  Gross Profit........................     16,326     17,142     18,342     19,810     22,444     25,625
  Operating Expenses..................      9,555      9,764     10,013     10,338     11,209     12,254
                                        ---------  ---------  ---------  ---------  ---------  ---------
  Operating Income....................      6,771      7,378      8,329      9,472     11,235     13,371
  Interest Income (Expense), Net......        (74)       160        469        843      1,290      1,833
                                        ---------  ---------  ---------  ---------  ---------  ---------
  Income before Provision for Income
    Taxes.............................      6,697      7,538      8,798     10,315     12,525     15,204
  Provision for Income Taxes..........      3,117      3,720      4,260      4,920      5,870      7,020
                                        ---------  ---------  ---------  ---------  ---------  ---------
  Net Income..........................  $   3,580  $   3,818  $   4,538  $   5,395  $   6,655  $   8,184
                                        ---------  ---------  ---------  ---------  ---------  ---------
                                        ---------  ---------  ---------  ---------  ---------  ---------
SELECTED BALANCE SHEET DATA:
  Cash and Cash Equivalents...........  $   1,737  $   6,054  $  11,369  $  17,465  $  24,755  $  33,514
  Total Current Assets Excluding Cash
    and Cash Equivalents..............     21,635     21,747     22,390     23,214     24,235     25,471
  Net Fixed Assets....................      9,035      9,235      9,435      9,635      9,835     10,035
  Other Assets........................      1,373      1,273      1,173      1,073        973        873
  Cost in Excess of Net Assets of
    Acquired Companies................     41,654     40,514     39,373     38,233     37,093     35,953



THE COMPANY AND THE KILLAM GROUP                                    YEAR ENDED
COMBINED                                       -----------------------------------------------------
                                                 MARCH      MARCH      MARCH      MARCH      MARCH
SELECTED INCOME STATEMENT DATA:                  1998       1999       2000       2001       2002
                                               ---------  ---------  ---------  ---------  ---------
  Revenues........................             $  84,419  $  90,664  $ 102,503  $ 116,850  $ 130,755
  Cost of Revenues................                64,235     68,569     77,697     87,890     97,511
                                               ---------  ---------  ---------  ---------  ---------
  Gross Profit....................                20,184     22,095     24,806     28,960     33,244
  Operating Expenses..............                11,564     11,890     13,063     15,060     16,756
                                               ---------  ---------  ---------  ---------  ---------
  Operating Income................                 8,620     10,205     11,743     13,900     16,488
  Interest Income.................                   133        490        900      1,381      1,975
                                               ---------  ---------  ---------  ---------  ---------
  Income before Provision for
    Income Taxes..................                 8,753     10,695     12,643     15,281     18,463
  Provision for Income Taxes......                 4,246      5,081      5,928      7,063      8,431
                                               ---------  ---------  ---------  ---------  ---------
  Net Income......................             $   4,507  $   5,614  $   6,715  $   8,218  $  10,032
                                               ---------  ---------  ---------  ---------  ---------
                                               ---------  ---------  ---------  ---------  ---------
  Basic and Diluted Earnings per
    Share.........................             $     .04  $     .04  $     .05  $     .06  $     .08

SELECTED BALANCE SHEET DATA:
  Cash and Cash Equivalents.......             $   7,250  $  13,180  $  19,624  $  27,396  $  37,133
  Total Current Assets Excluding
    Cash and Cash Equivalents.....                26,307     27,270     29,535     32,241     34,620
  Net Fixed Assets................                12,017     12,467     12,967     13,517     14,117
  Other Assets....................                 1,323      1,248      1,173      1,098      1,023
  Cost in Excess of Net Assets of
    Acquired Companies............                40,634     39,478     38,323     37,168     36,013
  Shares Outstanding..............               127,147    127,147    127,147    127,147    127,147

ACCOUNTING TREATMENT OF THE ACQUISITION

    The Acquisition has been accounted for in accordance with Staff Accounting Bulletin Topic 2-A2, pursuant to which The Killam Group has been treated as the "accounting acquiror" of the Company because Thermo TerraTech owns the larger portion of the voting rights of the Company. Accordingly, the historical financial information of the Company has been restated to solely reflect the financial information of The Killam Group for periods prior to May 12, 1997, the date on which Thermo TerraTech acquired a majority interest in the Company. Results from May 12, 1997, reflect the combined results of The Killam Group and the Company.

OPINION OF FINANCIAL ADVISOR

    The determination of the number of shares of Common Stock to be issued to Thermo TerraTech in connection with the Acquisition was determined by the Company's Board of Directors in consultation with the Company's management. However, because the Acquisition involves parties affiliated with the Company, before giving its final approval to the terms of the Acquisition, the Board of Directors retained the Financial Advisor to render to the Board of Directors an Opinion that, as of the date of the Opinion, the book value of The Killam Group approximates fair market value. In rendering its Opinion, dated as of September 8, 1997, the Financial Advisor was engaged to and did (1) review the proposed form of the Stock Purchase Agreement; (2) review the agreements relating to Thermo TerraTech's May 12, 1997 acquisition of shares of the Company from certain members of management of the Company; (3) review certain historical and prospective financial, operating and other information concerning The Killam Group(1); (4) meet with the senior management of The Killam Group to discuss the business and operations of The Killam Group, as well as prospects for The Killam Group's industry; (5) visit the principal operations and facilities of The Killam Group; (6) review publicly available financial and market data for companies which the Financial Advisor deemed comparable to The Killam Group; (7) review the financial terms of recent business combinations deemed comparable by the Financial Advisor for which information was publicly available; and (8) conduct such other financial studies, analyses and investigations as the Financial Advisor deemed appropriate for purposes of its Opinion. A more detailed description of these items is set forth below.

    The Financial Advisor was not engaged to render an opinion as to whether or not the Acquisition is fair, from a financial point of view, to the Company or to make an independent evaluation or appraisal of any particular asset of The Killam Group and was not furnished with any such appraisal. Its Opinion was based on its assessment of market, economic and other conditions as they existed and could be evaluated as of the date of the Opinion. The Financial Advisor's Opinion was not intended to confer rights or remedies upon the Stockholders of the Company or any other persons.

    The analyses performed by the Financial Advisor must be considered as a whole, and selecting portions of its analyses and of the factors considered by the Financial Advisor, without considering all of the factors and analyses, could create a misleading view of the process underlying the Financial Advisor's Opinion. The preparation of an opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. In arriving at its Opinion, the Financial Advisor did not attribute any particular weight to any single analysis or factor, but rather made qualitative judgments as to the significance and relevance of each analysis and factor.

------------------------

1   Such prospective information included projections over a five-year period of
    (i) the financial results of the Company and The Killam Group on a stand-alone basis; (ii) the financial results of the combined companies taking into account only internal growth; (iii) the financial results of The Killam Group assuming that it would make one or more acquisitions during such five-year period; and (iv) the financial results of the combined companies assuming such acquisitions.

    COMPARABLE COMPANY ANALYSIS. Using publicly available information, the Financial Advisor selected six publicly traded companies that were deemed to possess general business, operating and financial characteristics representative of the industry in which The Killam Group operates. Such companies included Dames & Moore Group, a general engineering and consulting firm; Michael Baker Corporation, an engineering and construction firm; Smith Environmental Technologies Corp., an environmental services and consulting firm; STV Group, an engineering and architectural firm; Roy F. Weston, Inc., an infrastructure redevelopment services firm; and URS Corporation, an engineering and construction firm. The Financial Advisor reviewed the financial terms of recent business combinations deemed to be comparable for which information was publicly available and determined the acquisition premium equal to 30%. By applying the acquisition premium and using the closing share prices of the comparable companies for August 27, 1997, the Financial Advisor calculated the multiples for The Killam Group for the latest twelve months for EBIT (earnings before interest and taxes), pretax earnings and net earnings. The comparable company analysis resulted in a range of implied values from $65.5 million to $83.6 million. The Financial Advisor, in arriving at its Opinion, analyzed transactions between companies that were not then under common control. Accordingly, the Financial Advisor did not take into account the specific circumstances of the Acquisition, I.E., that Thermo TerraTech owns both a majority of the Company's outstanding Common Stock as well as 100% of the common stock of The Killam Group. The Company has attempted to conduct the Acquisition on terms substantially similar to those that would be available to it if it had acquired The Killam Group from an unrelated third party. Therefore, the Company believes that applying such a premium to the acquisition of The Killam Group is appropriate because the Company would be expected to pay a similar premium to acquire a similar company from an unrelated third party. However, if such premium is not applied to The Killam Group, the Financial Advisor's analysis would indicate a range of values for The Killam Group of between $50.4 million and $64.3 million, the lower end of which range is significantly below the book value of The Killam Group.

    COMPARABLE TRANSACTIONS ANALYSIS. The Financial Advisor reviewed publicly available financial information on four comparable transactions of similar size and within the same general industry. Such transactions included the acquisition of CRSS Inc., a provider of engineering services, by American Tractebel Corp.; the acquisition of Greiner Engineering Inc., a provider of engineering services, by URS Corporation; the acquisition of Earth Technology Corp. USA, a provider of hazardous waste consulting services, by Tyco International Ltd.; and the acquisition of Woodward-Clyde Group Inc., an engineering, design and consulting firm, by URS Corporation. Applying the average multiples paid for EBITDA (earnings before interest, taxes, depreciation and amortization), EBIT and net income, a range of implied values of $68.7 million to $80.8 million was derived for The Killam Group.

    DISCOUNTED CASH FLOW ANALYSES. The Financial Advisor analyzed The Killam Group based on discounted cash flow analyses of the projections provided by Thermo TerraTech and The Killam Group. The discounted cash flow analyses determined the present value of The Killam Group's projected unleveraged, after-tax cash flows and then added to such discounted value the present value of the estimated terminal valuation at the end of fiscal year 2002 to provide a total value. The terminal value method calculated the valuation based on multiples of EBIT ranging from 7 to 8 and a discount rate of 10.49%. The terminal value method resulted in a range in implied values from $81.1 million to $89.3 million. Employing the cash flow in perpetuity method, the Financial Advisor utilized perpetual growth rates ranging from 3% to 4%, which resulted in a range of implied values from $82.3 million to $94.9 million.

    A copy of the Financial Advisor's Opinion is attached as Appendix B, and the summary of the material portion of its contents provided below is qualified in its entirety by reference thereto. Stockholders are advised to read the Opinion in its entirety. The Financial Advisor has consented to the use of its name and the inclusion of the Opinion and this summary in this proxy statement.

    The Opinion states that, based upon and subject to the qualifications set forth therein, it is the Opinion of the Financial Advisor that, as of the date of the Opinion, the book value of The Killam Group approximates fair market value. The Opinion is qualified by the Financial Advisor's statements therein that (a) the Financial Advisor assumed that the Stock Purchase Agreement was in the form executed by the parties and did not differ from the proposed form of agreement reviewed by the Financial Advisor in any material respect; (b) the Financial Advisor relied upon and assumed the accuracy, genuineness, completeness and fairness of the financial or other information provided by the Company or otherwise made available to the Financial Advisor and did not attempt to independently verify such information; (c) the Financial Advisor was not engaged to make any independent evaluation or appraisal of any particular asset of The Killam Group; and (d) the Financial Advisor expresses no opinion regarding The Killam Group's liquidation value. The Opinion also states that it is based on the Financial Advisor's assessment of market, economic and other conditions as they existed and could be evaluated on the date of the Opinion.

    Stockholders are advised that the Financial Advisor's Opinion does not address the fairness of the terms of the Acquisition to the Stockholders of the Company and does not constitute a recommendation that any Stockholder of the Company vote either for or against approval of the Acquisition. The Company has paid the Financial Advisor a fee of $50,000 in connection with the rendering of its Opinion, and has agreed, with certain exceptions, to indemnify the Financial Advisor and its affiliates against losses suffered by them which relate to or arise out of the Financial Advisor's engagement to render the Opinion.

    The Financial Advisor was chosen by the Board of Directors to render the Opinion with regard to the Acquisition, as it and several of its affiliates, as part of their investment banking services, are regularly engaged in the valuation of businesses and securities in connection with mergers, acquisitions, sales and distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. The Financial Advisor has performed investment banking and financial advisory services for Thermo Electron, the parent of Thermo TerraTech, and its affiliates from time to time for more than five years, for which it has received customary compensation. Since January 1, 1997, Thermo Electron and such affiliates have paid the Financial Advisor and its affiliates in excess of $2,000,000 in investment banking and financial advisory fees, including the $50,000 fee paid in connection with the issuance of the Opinion. In the ordinary course of business, affiliates of the Financial Advisor actively trade the securities of the Company, Thermo TerraTech, Thermo Electron and their affiliates for their own account and the accounts of their customers and, accordingly, may at any time hold a long or short position in such securities. The Financial Advisor may provide investment banking and financial advisory services to the Company, Thermo TerraTech, Thermo Electron and their affiliates in the future.

SUMMARY OF THE STOCK PURCHASE AGREEMENT

    A COPY OF THE STOCK PURCHASE AGREEMENT IS ATTACHED AS APPENDIX A, AND THE SUMMARY OF ITS CONTENTS PROVIDED BELOW IS QUALIFIED IN ITS ENTIRETY BY REFERENCE THERETO. STOCKHOLDERS ARE ADVISED TO READ THE STOCK PURCHASE AGREEMENT IN ITS ENTIRETY.

  GENERAL

    On September 19, 1997, the Company agreed to acquire the capital stock of The Killam Group from Thermo TerraTech. Under the terms of the Stock Purchase Agreement, the Company originally agreed to issue 103,569,600 new shares of its Common Stock (without giving effect to the Reverse Stock Split) to Thermo TerraTech in consideration of the acquisition of The Killam Group. That number shares equaled $64,731,000, the audited book value of The Killam Group as of March 29, 1997, divided by $.625, the per share purchase price paid by Thermo TerraTech in connection with its May 12, 1997 acquisition of a controlling interest of the Company. However, the actual number of shares to be so issued would be either (i) increased by the amount, if any, by which the book value of The Killam Group as of the closing date exceeded such book value as of March 29, 1997 or (ii) decreased by the amount, if any, by which the book value of The Killam Group as of March 29, 1997 exceeded such book value as of the closing date. The consideration to be paid for The Killam Group was based on the Company's determination of the fair market value of The Killam Group's business. In addition, prior to the execution of the Stock Purchase

Agreement, the Board of Directors retained Cazenove Incorporated, an investment banking firm, to render an Opinion that, as of the date of the Opinion, the book value of The Killam Group approximates fair market value. See "Opinion of Financial Advisor". Effective April 4, 1998 (the end of The Killam Group's most recent fiscal year), the Company and Thermo TerraTech amended the Stock Purchase Agreement to provide that the number of shares of the Company's Common Stock to be issued to Thermo TerraTech would equal (i) $70,644,407, the audited book value of The Killam Group as of April 4, 1998, divided by (ii) $.625, without subsequent adjustment other than that the number of shares to be so issued would be calculated and issued after giving effect to the Reverse Stock Split.

  ISSUANCE OF THE ACQUISITION SHARES

    The consummation of the transactions contemplated by the Stock Purchase Agreement (the "Closing") is conditioned on the prior listing of the Acquisition Shares for trading upon the AMEX-EC. In the Stock Purchase Agreement, the Company agreed to take all action necessary in accordance with applicable law to convene a meeting of its Stockholders for the purpose of approving the listing of the Acquisition Shares for trading upon AMEX-EC and to recommend to the Stockholders the approval of such listing. Thermo TerraTech has agreed to vote all of the shares of the Common Stock held by it as of the Record Date in favor of the listing of the Acquisition Shares and all matters related thereto. As of the Record Date (without giving effect to the issuance of the Acquisition Shares), Thermo TerraTech beneficially owned approximately 53.3% of the outstanding Common Stock. In addition, Thermo Electron Corporation, Thermo TerraTech's parent company, has indicated its intention to vote all of the shares of the Common Stock held by it as of the Record Date in favor of the listing of the Acquisition Shares and all matters related thereto. As of the Record Date (without giving effect to the issuance of the Acquisition Shares), Thermo Electron beneficially owned approximately 8.9% of such outstanding Common Stock. Giving effect to the issuance of the Acquisition Shares would increase Thermo TerraTech's ownership percentage to approximately 94.8%.

    REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION

    In the Stock Purchase Agreement, the Company and Thermo TerraTech made certain representations and warranties to one another with respect to certain customary matters, such as their respective organization, their respective authority to enter into the Stock Purchase Agreement and the enforceability of the Stock Purchase Agreement. In addition, Thermo TerraTech made certain representations and warranties to the Company with respect to (i) the capitalization of The Killam Group, (ii) environmental conditions with respect to The Killam Group's properties, and (iii) The Killam Group's (a) audited balance sheets and statements of income, changes in stockholder's equity, and cash flow as of and for the fiscal years ended April 1, 1995, March 30, 1996, and March 29, 1997 and (b) unaudited balance sheets and statements of income, changes in stockholder's equity, and cash flow as of and for the three months ended June 28, 1997. The representations and warranties made by Thermo TerraTech with respect to environmental conditions at The Killam Group's properties include statements regarding the absence of activity on premises occupied by The Killam Group involving use, handling, storage, or disposal of hazardous or toxic wastes in violation of common law or any applicable environmental law. In addition, the representations and warranties of Thermo TerraTech with respect to The Killam Group's consolidated financial statements state that such financial statements present fairly the financial condition of The Killam Group as of such dates and the results of operations of The Killam Group for such periods are correct and complete, and are consistent with the books and records of The Killam Group (which books and records are correct and complete), in each case in accordance with generally accepted accounting principles consistently applied. Each of these representations and warranties survives the Closing for a period of two years from the date of the Closing.

    AMENDMENTS; WAIVERS

    Any provision of the Stock Purchase Agreement may be amended or waived by the mutual consent of the parties at any time. The Company does not expect that any material provisions of the Stock Purchase Agreement will be further amended or waived. However, as any amendment or waiver of any provision of the Stock Purchase Agreement requires the consent of both the Company and Thermo TerraTech, any changes made will be the result of negotiation between and agreement by both parties.

FEDERAL INCOME TAX CONSEQUENCES

    The Acquisition is intended to be treated as a tax-free reorganization in which The Killam Group is acquired by the Company in exchange for shares of the Company's Common Stock. No gain or loss will be recognized by the Company in connection with the Acquisition or the issuance of the Acquisition Shares. No ruling as to the federal income tax consequences of the Acquisition has been requested from the Internal Revenue Service. The Company does not believe that the Acquisition will have any material United States federal income tax consequences to Stockholders. However, this conclusion does not address all aspects of federal taxation that may be relevant to a particular Stockholder or to certain types of Stockholders subject to special treatment under the federal tax laws (for example, banks, dealers in securities, life insurance companies, tax-exempt organizations, and foreign persons), nor does it discuss any aspect of state, local, or foreign tax laws. Therefore, Stockholders are advised to consult with their own tax advisors for more detailed information regarding their individual tax circumstances.

REGULATORY APPROVALS

    No federal or state regulatory approvals are required in connection with the Acquisition, the Reverse Stock Split, the listing of the Acquisition Shares, or any other transaction described in this proxy statement.

NO DISSENTERS' APPRAISAL RIGHTS

    Under applicable provisions of the General Corporation Law of the State of Delaware, holders of the Company's Common Stock will not have any dissenters' appraisal rights in connection with the Acquisition, the Reverse Stock Split, the listing of the Acquisition Shares, or any other transaction described in this proxy statement.

                  INFORMATION CONCERNING THE ACQUIRED COMPANY

BUSINESS

    GENERAL

    Under the terms of the Stock Purchase Agreement, the Company will acquire all of the issued and outstanding shares of The Killam Group in exchange for 22,606,210 shares of Common Stock (after giving effect to the Reverse Stock Split). The principal executive office of Killam is located at 21 and 27 Bleeker Street, Millburn, New Jersey, 07041-1008. The phone number is (973) 379-3400.

PRINCIPAL SERVICES

    The Killam Group is a holding company that operates its businesses through several wholly owned subsidiaries. The following is a brief description of the business of The Killam Group.

    ELSON T. KILLAM ASSOCIATES, INC., which conducts business under the name Killam Associates, offers comprehensive planning, investigation, design and management services in the engineering disciplines and environmental sciences. Killam Associates, headquartered in Millburn, New Jersey, provides services in the areas of wastewater collection and treatment; water supply, treatment and distribution; stormwater and flood control; solid and hazardous waste management; environmental site assessments; hydrogeology and storage tank management; wetland assessment and ecological studies; coastal resources and risk management; site development engineering; municipal engineering; mining environmental studies; and hydraulic infrastructure evaluation.

    KILLAM MANAGEMENT & OPERATIONAL SERVICES ("KMOS"), headquartered in Millburn, New Jersey, provides contract operation and management services for water, wastewater and hazardous-waste treatment facilities for both public and private sector clients. Contract operations help relieve the administrative burden normally associated with operating these types of facilities. KMOS assists in lowering operating costs through more efficient utilization for labor, chemicals, energy and other resources.

    E-3 KILLAM, INC., headquartered in Millburn, New Jersey, offers a range of air-quality services to the public and private sectors, including stack and fugitive testing; air-quality program management; regulatory review and permitting; emissions quantification and modeling; engineering evaluations and design; site assessments; compliance plan development; data management and tracking; pollution prevention; and indoor air/asbestos monitoring and consulting services.

    CARLANKILLAM CONSULTING GROUP, INC., headquartered in Pensacola, Florida, offers engineering, architectural and surveying services throughout Florida and in neighboring states. The company specializes in infrastructure planning and design and well as providing architecture, interior design and site development services. CarlanKillam is also a leader in the design of innovative solutions to traffic problems and transportation needs.

    BACKILLAM INC., headquartered in New York City with regional offices throughout the Northeast and in Florida, provides a broad range of professional engineering services to both public and private clients, primarily in the area of bridge and highway engineering. Projects include bridge inspection, rating and rehabilitation; new bridge design; highway corridor planning studies for new route alignment of major state highways; design of the reconstruction and widening of existing major roads; and construction inspection on both highway and bridge projects.

    KILLAM ASSOCIATES, NEW ENGLAND, INC., headquartered in Hadley, Massachusetts, is a New England-based consulting engineering business emphasizing environmental engineering services and providing civil and building engineering services to a mix of public and private clients. Projects include municipal and industrial wastewater treatment; environmental site assessments; solid waste management; landfill design and closure; water supply, treatment and distribution; site development and planning; land surveying; and professional construction management.

PRINCIPAL CUSTOMERS

    The principal customers for The Killam Group's services are municipalities, state governments, government utility authorities, investor-owned utilities and private sector industrial and commercial companies. A substantial portion of The Killam Group's consulting and design services are made to existing customers on a repeat basis. In addition to federal, state and local governments, customers include public utilities, consulting and construction engineers, architectural and engineering firms, waste management companies, oil refineries, mining companies, chemical manufacturers, and a variety of service companies involved with real estate transactions.

COMPETITION

    The Killam Group's consulting and design businesses are engaged in highly competitive markets in all of its service areas. These markets tend to be regional. In its geographic service area, competition consists of small, one- to three-person firms offering a limited scope of services, as well as much larger firms that may be regional, national, or international in the scope of services they offer. Larger competitors include Camp, Dresser & McKee; Metcalf & Eddy; Malcolm Pirnie Inc.; Hazen & Sawyer, P.C.; Parsons,

Brinckerhoff Inc.; URS Greiner; Howard Needles Tammen & Bergendoff; United Water Resources; Professional Services Group; United Water; US Water; Envirotech Operating Services (a division of US Filter); OMI; and Servern Trent. The principal competitive factors for the The Killam Group are: reputation; experience; price; breadth and quality of services offered; and technical, managerial, and business proficiency.

MANAGEMENT

    The following sets forth information concerning the executive officers and directors of The Killam Group:

    Emil C. Herkert, P.E., age 60, has been President and a director of The Killam Group since its organization in September 1997. See "Election of Directors -- Nominees for Directors."

    Dr. John P. Appleton, age 63, has been Vice President and a director of The Killam Group since its organization in September 1997. See "Election of Directors -- Nominees for Directors."

EMPLOYEES

    As of October 3, 1998, The Killam Group has employed 610 people, of whom approximately 519 are engaged in providing consulting and engineering services, 38 of whom are engaged in contract operations and 53 of whom are engaged in general administration.

PROPERTIES

    The Killam Group is headquartered in 49,000 square feet of office space in Millburn, New Jersey in buildings owned by Killam Associates. Killam Associates also leases 21,322 square feet of office space in Warrendale, Pennsylvania pursuant to a lease expiring in October 2001. BACKillam Inc.'s headquarters occupy 10,000 square feet of office space in New York City pursuant to a lease expiring in December 2002. BACKillam Inc. also occupies 9,200 square feet of Killam Associates' Millburn, New Jersey headquarters. E3-Killam Inc.'s regional office occupies 5,250 square feet in Buffalo, New York, pursuant to a lease expiring in September 2000. CarlanKillam Consulting Group, Inc.'s headquarters, located in Pensacola, Florida, occupy 18,666 square feet pursuant to a lease expiring in June 2000. Killam Associates, New England, Inc.'s headquarters in Hadley, Massachusetts, occupy 3,060 square feet pursuant to a lease expiring in July 1998. In addition to these primary facilities, The Killam Group and its subsidiaries lease additional office space in approximately 18 other locations. The Company believes that these facilities are adequate for The Killam Group's present operations and that other suitable space is readily available if any of these leases are not extended.

SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                     (IN THOUSANDS)

                                                                                   FISCAL YEAR ENDED APRIL 3, 1999
                                                                              ------------------------------------------
                                                                                FIRST     SECOND
                                                                              ---------  ---------
Revenues....................................................................  $  15,295  $  16,555
Gross Profit................................................................      4,022      4,026
Net Income..................................................................        576        767

                                                                                   FISCAL YEAR ENDED APRIL 4, 1998
                                                                              ------------------------------------------
                                                                                FIRST     SECOND      THIRD     FOURTH
                                                                              ---------  ---------  ---------  ---------
Revenues....................................................................  $  15,534  $  15,526  $  15,010  $  14,359
Gross Profit................................................................      4,109      4,003      3,990      3,497
Net Income..................................................................        763        796        718        212

                                                                                   FISCAL YEAR ENDED MARCH 29, 1997
                                                                              ------------------------------------------
                                                                                FIRST     SECOND      THIRD     FOURTH
                                                                              ---------  ---------  ---------  ---------
Revenues....................................................................  $  17,722  $  15,893  $  15,346  $  15,413
Gross Profit................................................................      4,283      4,256      3,999      3,788
Net Income..................................................................      1,029      1,048        792        711

SELECTED FINANCIAL INFORMATION -- THE KILLAM GROUP INC.

    The selected financial information presented below as of and for the fiscal years ended April 4, 1998 and March 29, 1997, and for the fiscal year ended March 30, 1996, has been derived from The Killam Group Inc.'s Combined Financial Statements, which have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report included elsewhere in this Proxy Statement. This information should be read in conjunction with The Killam Group Inc.'s Combined Financial Statements and related notes included elsewhere in this Proxy Statement. The selected financial information as of March 30, 1996, and for the fiscal year ended April 1, 1995, have been derived from The Killam Group Inc.'s Combined Financial Statements, which have been audited by Arthur Andersen LLP, but have not been included in this Proxy Statement. The selected financial information as of April 1, 1995, and as of and for the calendar year ended January 1, 1994, and as of and for the six-month periods ended October 3, 1998, and September 27, 1997, has not been audited but, in the opinion of management, includes all adjustments (consisting only of normal, recurring adjustments) necessary to present fairly such information in accordance with generally accepted accounting principles applied on a consistent basis. The results of operations for the six-month period ended October 3, 1998, are not necessarily indicative of results for the entire year.

                                               SIX MONTHS ENDED                       FISCAL YEAR ENDED
                                          --------------------------  --------------------------------------------------
                                          OCTOBER 3,   SEPTEMBER 27,   APRIL 4,     MARCH 29,    MARCH 30,    APRIL 1,
                                             1998          1997          1998       1997 (1)       1996       1995 (2)
                                          -----------  -------------  -----------  -----------  -----------  -----------
                                                                                        (IN THOUSANDS)
STATEMENT OF OPERATIONS DATA:
Revenues................................   $  31,850     $  31,060     $  60,429    $  64,374    $  58,515    $  27,735
                                          -----------  -------------  -----------  -----------  -----------  -----------
Costs and Operating Expenses:
  Cost of revenues......................      23,802        22,948        44,830       48,048       45,012       22,095
  Selling, general and administrative
    expenses............................       5,679         5,208        10,751        9,555        8,131        4,125
  Loss on sale of assets................      --            --            --           --              569       --
                                          -----------  -------------  -----------  -----------  -----------  -----------
                                              29,481        28,156        55,581       57,603       53,712       26,220
                                          -----------  -------------  -----------  -----------  -----------  -----------
Operating Income........................       2,369         2,904         4,848        6,771        4,803        1,515
Interest Income.........................         279            25           156          110          173            5
Interest Expense........................         (41)          (80)         (119)        (184)        (257)         (38)
                                          -----------  -------------  -----------  -----------  -----------  -----------
Income Before Provision for Income
  Taxes.................................       2,607         2,849         4,885        6,697        4,719        1,482
Provision for Income Taxes..............       1,264         1,290         2,396        3,117        2,340          789
                                          -----------  -------------  -----------  -----------  -----------  -----------
Net Income (Loss).......................   $   1,343     $   1,559     $   2,489    $   3,580    $   2,379    $     693
                                          -----------  -------------  -----------  -----------  -----------  -----------
                                          -----------  -------------  -----------  -----------  -----------  -----------
BALANCE SHEET DATA (AT END OF PERIOD):
Working Capital.........................   $  24,015     $  20,287     $  22,621    $  16,038    $  13,084    $  14,348
Total Assets............................      83,898        79,907        81,474       75,434       71,893       71,886
Long-term Obligations...................       1,008         1,145         1,064        1,260        1,883        2,511
Parent Company Investment...............      71,987        68,617        70,644       64,731       58,725       60,278

                                           CALENDAR
                                          YEAR ENDED
                                          -----------
                                          JANUARY 1,
                                             1994
                                          -----------

STATEMENT OF OPERATIONS DATA:
Revenues................................   $  21,009
                                          -----------
Costs and Operating Expenses:
  Cost of revenues......................      17,751
  Selling, general and administrative
    expenses............................       3,020
  Loss on sale of assets................      --
                                          -----------
                                              20,771
                                          -----------
Operating Income........................         238
Interest Income.........................      --
Interest Expense........................      --
                                          -----------
Income Before Provision for Income
  Taxes.................................         238
Provision for Income Taxes..............         245
                                          -----------
Net Income (Loss).......................   $      (7)
                                          -----------
                                          -----------
BALANCE SHEET DATA (AT END OF PERIOD):
Working Capital.........................   $   4,253
Total Assets............................      18,069
Long-term Obligations...................           2
Parent Company Investment...............      15,200

------------------------

(1) Includes the November 1996 acquisition of CarlanKillam Consulting Group, Inc. by Thermo TerraTech Inc., subsequently transferred to The Killam Group Inc.

(2) Includes the February 1995 acquisition of Engineering, Technology and Knowledge Corporation by Thermo TerraTech Inc., subsequently transferred to The Killam Group Inc.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
  OPERATIONS

    Forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, are made throughout this Management's Discussion and Analysis of Results of Operations. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "believes," "anticipates," "plans," "expects," "seeks," "estimates," and similar expressions are intended to identify forward-looking statements. There are a number of important factors that could cause the results of The Killam Group to differ materially from those indicated by such forward-looking statements, including those detailed under the caption "Forward-looking Statements" included elsewhere in this Proxy Statement.

OVERVIEW

    The Killam Group provides a wide range of comprehensive environmental consulting and professional engineering services to private- and public-sector clients. Through its Killam Associates subsidiary, The Killam Group specializes in the design, planning, and construction management of municipal and privately owned water-treatment plants, waste treatment plants, and hazardous-wastewater facilities. Through its BACKillam subsidiary, The Killam Group provides a broad range of bridge and highway engineering services. Through its CarlanKillam subsidiary, The Killam Group provides transportation and environmental consulting and professional engineering and architectural services.

RESULTS OF OPERATIONS

    FIRST SIX MONTHS OF FISCAL 1999 COMPARED WITH FIRST SIX MONTHS OF 1998

    Revenues in the first six months of of fiscal 1999, were $31,850,000 compared with $31,060,000 in the first six months of fiscal 1998, respectively. Revenues from the Company's Killam New England subsidiary increased, primarily as a result of a New England pipeline project for which work began during the first quarter of fiscal 1999. This increase was offset in part by a decrease in revenues from the Company's BACKillam subsidiary primarily due to higher contract revenues as a result of certain contracts that were completed in fiscal 1998.

    The gross profit margin decreased to 25% in the first six months of fiscal 1999 from 26% in the first six months of fiscal 1998 primarily due to a change in sales mix to lower-margin contracts at Killam Associates.

    Selling, general, and administrative expenses as a percentage of revenues increased to 18% in the first six months of fiscal 1999 from 17% in the first six months of fiscal 1998, primarily due to increased marketing costs at Killam Associates.

    Interest income increased to $279,000 during the first six months of fiscal 1999 from $25,000 in the first six months of fiscal 1998, primarily due to interest earned on larger average cash balances. Interest expense decreased during fiscal 1999 from fiscal 1998, primarily due to lower average debt during fiscal 1999.

    The effective tax rates were 48% and 45% in the first six months of fiscal 1999 and fiscal 1998, respectively. The effective tax rates exceeded the statutory federal income tax rate primarily due to nondeductible amortization of cost in excess of net assets of acquired companies and the impact of state income taxes. The effective tax rate increased in fiscal 1999 as a result of the greater relative effect of nondeductible amortization of cost in excess of net assets of acquired companies due to lower pre-tax income in fiscal 1999.

    FISCAL 1998 COMPARED WITH FISCAL 1997

    Revenues were $60,429,000 in fiscal 1998, compared with $64,374,000 in fiscal 1997. Revenues declined primarily due to the completion of two major contracts in fiscal 1997 at Killam Associates and BACKillam, offset in part by the inclusion of $3,875,000 in revenues from Carlan (see Note 2 to Combined Financial Statements of The Killam Group Inc.).

    The gross profit margin increased to 26% in fiscal 1998 from 25% in fiscal 1997, primarily due to a change in sales mix to higher-margin contracts at Killam Associates.

    Selling, general, and administrative expenses as a percentage of revenues increased to 18% in fiscal 1998 from 15% in fiscal 1997, primarily due to increased marketing costs at Killam Associates.

    Interest income increased to $156,000 in fiscal 1998 from $110,000 in fiscal 1997, primarily due to interest earned on larger average cash balances. Interest expense decreased in fiscal 1998 from fiscal 1997, primarily due to lower average debt during fiscal 1998.

    The effective tax rates were 49% and 47% in fiscal 1998 and 1997, respectively. The effective tax rates exceeded the statutory federal income tax rate primarily due to nondeductible amortization of cost in excess of net assets of acquired companies and the impact of state income taxes. The tax rate increased in fiscal 1998 as a result of the greater relative effect of nondeductible amortization of cost in excess of net assets of acquired companies due to lower pre-tax income in fiscal 1998.

    FISCAL 1997 COMPARED WITH FISCAL 1996

    Revenues increased 10% to $64,374,000 in fiscal 1997 from $58,515,000 in fiscal 1996. This increase was due to the inclusion of $2,608,000 of revenues from Carlan, acquired in November 1996, an increase in subcontract revenues and, to a lesser extent, revenues from a large contract, which began in December 1995 and ended in December 1996.

    The gross profit margin increased to 25% in fiscal 1997 from 23% in fiscal 1996, primarily due to a change in sales mix to higher-margin contracts in fiscal 1997.

    Selling, general, and administrative expenses as a percentage of revenues increased to 15% in fiscal 1997 from 14% in fiscal 1996 due primarily to increased marketing efforts.

    Interest income decreased to $110,000 in fiscal 1997 from $173,000 in fiscal 1996, primarily due to the timing of cash transfers to parent company, offset in part by interest income received in fiscal 1997 from a long-term note receivable. Interest expense decreased to $184,000 in fiscal 1997 from $257,000 in fiscal 1996, primarily due to lower average outstanding debt during fiscal 1997.

    During fiscal 1996, The Killam Group sold the assets of an engineering office and wrote off an intangible asset of $569,000 in connection with the sale (see Note 8 to Combined Financial Statements of The Killam Group Inc.).

    The effective tax rates were 47% and 50% in fiscal 1997 and 1996, respectively. The effective tax rates exceeded the statutory federal income tax rate primarily due to the impact of state income taxes and nondeductible amortization of cost in excess of net assets of acquired companies. The tax rate decreased in fiscal 1997 as a result of the smaller relative effect of nondeductible amortization of cost in excess of net assets of acquired companies due to higher pre-tax income in fiscal 1997.

LIQUIDITY AND CAPITAL RESOURCES


    Combined working capital was $24,015,000 at October 3, 1998, compared with $22,621,000 at April 4, 1998. Included in working capital were cash and cash equivalents of $10,797,000 at October 3, 1998, compared with $8,262,000 at April 4, 1998. During the first six months quarter of fiscal 1999, $3,067,000 of cash was provided by operating activities. The Killam Group funded an increase in unbilled contract costs and fees of $1,154,000 during the first six months quarter of fiscal 1999. This increase was due to the timing of billings and, to a lesser extent, costs incurred for providing construction personnel under a New England pipeline project at Killam Associates for which work began during the first quarter of fiscal 1999. This use of cash was substantially offset by an increase in cash of $1,124,000 resulting from an increase in other current liabilities, primarily "Due to parent company" for federal and state taxes paid on behalf of The Killam Group.

    The Killam Group's investing activities in fiscal 1999 primarily consisted of capital additions. The Killam Group expended $446,000 for purchases of property, plant, and equipment in the first six months quarter of fiscal 1999.

    In the first six months quarter of fiscal 1999, The Killam Group's financing activities used cash of $56,000, to repay long-term obligations

    During fiscal 1998, $3,965,000 of cash was provided by operating activities. The Killam Group funded an increase in accounts receivable of $1,229,000 during fiscal 1998, primarily related to the timing of cash collections at Killam Associates.

    The Killam Group's investing activities during fiscal 1998 primarily consisted of capital additions. The Killam Group expended $1,144,000 for purchases of property, plant, and equipment in fiscal 1998.

    During fiscal 1998, The Killam Group's financing activities provided cash of $3,730,000, primarily due to transfers from parent company through September 1997.

YEAR 2000

    The Killam Group continues to assess the potential impact of the year 2000 on its internal business systems, products, and operations. The Killam Group's year 2000 initiatives include (i) testing and upgrading internal business systems and facilities; (ii) testing and developing necessary upgrades for its current products and certain discontinued products; (iii) contacting key suppliers, vendors, and customers to determine their year 2000 compliance status; and (iv) developing contingency plans.

THE KILLAM GROUP'S STATE OF READINESS

    The Killam Group has tested and evaluated its critical information technology systems for year 2000 compliance, including its significant computer systems, software applications, and related equipment. The Killam Group is currently in the process of upgrading or replacing its noncompliant systems. In most cases, such upgrades or replacements are being made in the ordinary course of business. The Killam Group expects that all of its material information technology systems will be year 2000 compliant by the end of 1999. The Killam Group is also evaluating the potential year 2000 impact on its facilities, including its buildings and utility systems. Any problems that are identified will be prioritized and remediated based on their assigned priority. The Killam Group will continue periodic testing of its critical internal business systems and facilities in an effort to minimize operating disruptions due to year 2000 issues.

    The Killam Group is in the process of identifying and contacting suppliers, vendors, and customers that are believed to be significant to its business operations in order to assess their year 2000 readiness. As part of this effort, The Killam Group has developed and is distributing questionnaires relating to year 2000 compliance to its significant suppliers, vendors, and customers. The Killam Group intends to follow-up and monitor the year 2000 compliant progress of significant suppliers, vendors, and customers that indicate that they are not year 2000 compliant or that do not respond to its questionnaires.

  CONTINGENCY PLANS

    The Killam Group intends to develop a contingency plan that will allow its primary business operations to continue despite disruptions due to year 2000 problems. These plans may include identifying and securing other suppliers and modifying production facilities and schedules. As The Killam Group continues to evaluate the year 2000 readiness of its business systems and facilities, products and significant suppliers, vendors, and customers, it will modify and adjust its contingency plan as may be required.

  COSTS TO ADDRESS THE KILLAM GROUP'S YEAR 2000 ISSUES

    To date, costs incurred in connection with the year 2000 issue have not been material. The Killam Group does not expect total year 2000 remediation costs to be material, but there can be no assurance that The Killam Group will not encounter unexpected costs or delays in achieving year 2000 compliance.

    RISKS OF THE KILLAM GROUP'S YEAR 2000 ISSUES. While The Killam Group is attempting to minimize any negative consequences arising from the year 2000 issue, there can be no assurance that year 2000 problems will not have a material adverse impact on its business, operations, or financial condition. While The Killam Group expects that upgrades to its internal business systems will be completed in a timely fashion, there can be no assurance that The Killam Group will not encounter unexpected costs or delays. Some services provided by The Killam Group may involve the delivery to clients of third-party software and hardware. Accordingly, The Killam Group may see an increase in warranty and other claims related to services that incorporate such software or hardware. In addition, certain older third-party products, which The Killam Group no longer uses in providing its services to clients, may not be year 2000 compliant, which may expose The Killam Group to claims. If any of its material suppliers, vendors, or customers experience business disruptions due to year 2000 issues, The Killam Group might also be materially adversely affected. The Killam Group's research and development, production, distribution, financial, administrative, and communications operations might be disrupted. There is expected to be a significant amount of litigation relating to the year 2000 issue and there can be no assurance that The Killam Group will not incur material costs in defending or bringing lawsuits. Any unexpected costs or delays arising from the year 2000 issue could have a significant adverse impact on The Killam Group's business, operations, and financial condition.

                       INFORMATION CONCERNING THE COMPANY

    For purposes of the discussion of the business of the Company in this section of this Proxy Statement, references to the "Company" refer to The Randers Group Incorporated, without giving effect to the acquisition of The Killam Group Inc. The selected financial information and the management's discussion and analysis thereof included in this section are set forth giving effect to such acquisition. See "Acquisition Proposal--Accounting Treatment of the Acquisition." For additional information on The Killam Group Inc., see "Information Concerning the Acquired Company."

    On August 12, 1998, Thermo Electron issued a press release regarding a proposed reorganization at Thermo Electron involving certain of Thermo Electron's subsidiaries, including the Company. In the press release, Thermo Electron announced that the Company may be taken private and become a wholly-owned subsidiary of Thermo TerraTech. It is contemplated that Stockholders of the Company would receive shares of Thermo TerraTech's common stock in exchange for their shares of the Company's Common Stock.

    The completion of the transaction described in the preceding paragraph is subject to numerous conditions, including the establishment of prices or exchange ratios; confirmation of anticipated tax consequences; the approval of the board of directors of Thermo TerraTech; the negotiation and execution of a definitive merger agreement; the receipt of a fairness opinion from an investment banking firm that the transaction is fair to the Company's Stockholders (other than Thermo TerraTech and Thermo Electron) from a financial point of view; the approval of the Company's Board of Directors, including its independent directors; and clearance by the Securities and Exchange Commission of any necessary documents regarding the proposed transaction.

BUSINESS

    GENERAL


    The Company and its subsidiaries provide design, engineering, project management, general contracting and development services primarily to industrial and commercial clients throughout the United States. The Company and its subsidiaries' primary market areas are Michigan, Ohio, Illinois, Massachusetts and West Virginia. A substantial portion of the Company and its subsidiaries' revenues is derived from clients in the chemical or process related industries. The Company currently has several wholly owned subsidiaries, including Randers Engineering, Inc.; Redeco Incorporated; Randers Group Property Corporation; and Viridian Technology, Inc.


    PRINCIPAL SERVICES


    SERVICE/CONSULTING OPERATIONS. Randers Engineering, Inc. provides design, engineering and construction management services. Randers Engineering, Inc. has offices in Muskegon, Detroit and Lansing, Michigan; Cincinnati, Ohio; Springfield, Massachusetts; and South Charleston, West Virginia. A substantial majority of the Company's revenue is derived from its service/consultation operations.


    CONSTRUCTION OPERATIONS. Redeco Incorporated provides general contracting and development services. The design/build method employed by Redeco Incorporated provides clients a single focus of responsibility for the success of a project by combining the design, engineering and general contracting services into one entity. Redeco Incorporated's services are provided out of all of the Company's offices.

    RENTAL OPERATIONS. Randers Group Property Corporation owns and operates the Company's real estate business. The properties include two office buildings that are held as rental properties. All of the Company's properties are located in the Muskegon, Michigan area. The Company's headquarters are located in one of such buildings.

    MODULAR OPERATIONS. Viridian Technology, Inc. designs and manufactures modular process equipment systems for the chemical and process related industries.

    COMPETITION

    The Company competes with many local, regional, and national architectural, engineering, general contractors and development firms that offer similar types of services. However, a substantial portion of the Company's revenues are derived from clients in the chemical and process-related industries. These industries are highly technical in nature and are served by a relatively limited number of firms. Most of the Company's competitors are private companies. Competitive factors include pricing, technical expertise, scope of services, local presence and management experience. The markets for the Company's services are highly competitive. In each of the markets it serves, the Company competes with a number of companies, some of which may have greater capitalization and other resources than the Company.

    CUSTOMERS

    The Company's principal customers are in the chemical, pharmaceutical, pigment, solvent, and steel industries. A substantial amount of the Company's revenue is derived from companies in the chemical industry. For the three years ended December 31, 1997, 1996, and 1995, approximately 57%, 71% and 67%, respectively, of the Company's revenues were from customers related to the chemical industry. In the years ended December 31, 1997, 1996 and 1995, services provided to Monsanto Company accounted for 28.8%, 30.1% and 27.8% of the Company's revenues, respectively. In the year ended December 31, 1996, services provided to Union Carbide Corporation accounted for 20.4% of the Company's revenues.

    EMPLOYEES

    As of July 4, 1998 (without giving effect to the acquisition of The Killam Group), the Company had approximately 119 full-time employees. The Company also hires contract employees on a temporary basis to meet staffing needs.

    PROPERTIES


    The Company's headquarters and principal office are located at 570 Seminole Road, Muskegon, Michigan 49444. The office occupies approximately 9,200 square feet in a building that is owned by the Company. The Company leases 7,428, 3,535 and 2,500 additional square feet of office space in Detroit, Michigan; Charleston, West Virginia; and Cincinnati, Ohio, respectively, pursuant to leases expiring in October 2001, September 1999 and July 2003, respectively, and the Company occupies 4,274 square feet of office space in Lansing, Michigan on a month-to-month basis. The Company believes that these facilities are in good condition and are adequate for its present operations and that other suitable space is readily available if any of such leases are not extended.


    In addition, 11,021 square feet of Randers' headquarters in Muskegon, Michigan, and a 9,300 square foot office building in Muskegon Heights, Michigan are held as rental property. These buildings are used as collateral for a mortgage loan of approximately $954,000. The mortgage is due in 2003, bears interest at the prime rate (8.5% at April 4, 1998), and is payable in monthly installments of $12,097. The balance at maturity is estimated to be $470,000. To satisfy the debt retirement, the Company anticipates that the current agreement will be extended or a new source of financing will be secured.

MARKET FOR THE COMPANY'S COMMON STOCK AND RELATED STOCKHOLDER MATTERS

    The Company's Common Stock is publicly traded on the AMEX-EC. The following table sets forth, for the periods indicated, the high and low sales prices as reported in the consolidated reporting system.

                      HIGH        LOW
                     -------    -------
FISCAL 1997
  First Quarter..... $   15/16  $   9/16
  Second Quarter....     5/8        3/8
  Third Quarter.....     1/2        3/8
  Fourth Quarter....     7/8        5/16

                      HIGH        LOW
                     -------    -------
FISCAL 1998
  First Quarter..... $ 1 1/8    $   1/2
  Second Quarter....   1            13/16
  Third Quarter.....   1            1/2
  Fourth Quarter....     7/8        5/8

                      HIGH        LOW
                     -------    -------
FISCAL 1999
  First Quarter.....     3/4        5/8
  Second Quarter....
  Third Quarter
    (through
    December 2,
    1998)...........

    The high, low and closing prices of the Company's Common Stock on the AMEX-EC on September 19, 1997, the date preceding the public announcement of the Stock Purchase Agreement, were $ 7/8, $ 13/16 and $ 7/8, respectively. On December 2, 1998, the closing price of the Common Stock on the AMEX-EC was
$      per share. There were         holders of Common Stock of record as of
December 2, 1998. Holders of Common Stock do not have any preemptive rights to subscribe for additional issuances of Common Stock or securities convertible into Common Stock.

    The Company has never paid cash dividends to its Stockholders and does not expect to pay cash dividends in the future because its policy has been to use earnings to finance expansion and growth.

SELECTED FINANCIAL INFORMATION--THE RANDERS GROUP INCORPORATED

    The selected financial information presented below as of and for the fiscal years ended April 4, 1998, and March 29, 1997, and for the fiscal year ended March 30, 1996, has been derived from The Randers Group Incorporated's Consolidated Financial Statements, which have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report included elsewhere in this Proxy Statement. This information should be read in conjunction with The Randers Group Incorporated's Consolidated Financial Statements and related notes included elsewhere in this Proxy Statement. The selected financial information as of March 30, 1996, and for the fiscal year ended April 1, 1995, has been derived from The Randers Group Incorporated's Consolidated Financial Statements, which have been audited by Arthur Andersen LLP, but have not been included in this Proxy Statement. The selected financial information as of April 1, 1995, and as of and for the calendar year ended January 1, 1994, and as of and for the six-month periods ended October 3, 1998, and September 27, 1997, has not been audited but, in the opinion of management, includes all adjustments (consisting only of normal, recurring adjustments) necessary to present fairly such information in accordance with generally accepted accounting principles applied on a consistent basis. The results of operations for the six-month period ended October 3, 1998, are not necessarily indicative of results for the entire year.

                                                                                                                 CALENDAR
                                     SIX MONTHS ENDED                       FISCAL YEAR ENDED                   YEAR ENDED
                                --------------------------  --------------------------------------------------  -----------
                                OCTOBER 3,   SEPTEMBER 27,   APRIL 4,     MARCH 29,    MARCH 30,    APRIL 1,    JANUARY 1,
                                   1998          1997        1998 (1)     1997 (2)       1996       1995 (3)       1994
                                -----------  -------------  -----------  -----------  -----------  -----------  -----------
                                             (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
STATEMENT OF OPERATIONS DATA:
Revenues......................   $  41,071     $  35,075     $  71,583    $  64,374    $  58,515    $  27,735    $  21,009
                                -----------  -------------  -----------  -----------  -----------  -----------  -----------
Costs and Operating Expenses:
  Cost of revenues............      31,343        25,838        52,838       48,048       45,012       22,095       17,751
  Selling, general and
    administrative expenses...       6,879         5,894        12,788        9,555        8,131        4,125        3,020
  Loss on sale of assets......      --            --            --           --              569       --           --
                                -----------  -------------  -----------  -----------  -----------  -----------  -----------
                                    38,222        31,732        65,626       57,603       53,712       26,220       20,771
                                -----------  -------------  -----------  -----------  -----------  -----------  -----------
Operating Income..............       2,849         3,343         5,957        6,771        4,803        1,515          238
Interest Income...............         284            45           195          110          173            5       --
Interest Expense..............         (83)         (116)         (196)        (184)         257          (38)      --
                                -----------  -------------  -----------  -----------  -----------  -----------  -----------
Income Before Provision for
  Income Taxes................       3,050         3,272         5,956        6,697        4,719        1,482          238
Provision for Income Taxes....       1,443         1,447         2,803        3,117        2,340          789          245
                                -----------  -------------  -----------  -----------  -----------  -----------  -----------
Net Income (Loss).............   $   1,607     $   1,825     $   3,153    $   3,580    $   2,379    $     693    $      (7)
                                -----------  -------------  -----------  -----------  -----------  -----------  -----------
                                -----------  -------------  -----------  -----------  -----------  -----------  -----------
Basic and Diluted Earnings per
  Share.......................   $     .01     $     .01     $     .03    $     .03    $     .02    $     .01    $      --
                                -----------  -------------  -----------  -----------  -----------  -----------  -----------
                                -----------  -------------  -----------  -----------  -----------  -----------  -----------
Weighted Average Shares (4):
  Basic.......................     127,147       123,967       125,557      113,031      113,031      113,031      113,031
                                -----------  -------------  -----------  -----------  -----------  -----------  -----------
                                -----------  -------------  -----------  -----------  -----------  -----------  -----------
  Diluted.....................     127,275       124,029       126,009      113,031      113,031      113,031      113,031
                                -----------  -------------  -----------  -----------  -----------  -----------  -----------
                                -----------  -------------  -----------  -----------  -----------  -----------  -----------
BALANCE SHEET DATA (AT END OF
  PERIOD):
Working Capital...............   $  27,421     $  23,266     $  25,822    $  16,038    $  13,084    $  14,348    $   4,253
Total Assets..................      96,751        90,645        93,193       75,434       71,893       71,886       18,069
Long-term Obligations.........       1,847         2,042         1,948        1,260        1,883        2,511            2
Shareholders' Investment......      81,605        77,573        79,998       64,731       58,725       60,278       15,200

------------------------

(1) Includes the results of The Killam Group Inc. for the fiscal year ending April 4, 1998, combined with the results of Randers for the period from May 12, 1997, the date Thermo TerraTech Inc. acquired a majority interest in the Company, through April 4, 1998.

(2) Includes the November 1996 acquisition of Carlan Consulting Group, Inc. by Thermo TerraTech Inc., subsequently transferred to The Killam Group Inc.

(3) Includes the February 1995 acquisition of Engineering, Technology and Knowledge Corporation by Thermo TerraTech Inc., subsequently transferred to The Killam Group Inc.

(4) Weighted average shares outstanding for all periods include 113,031,051 shares issuable in connection with the acquisition of The Killam Group. Weighted average shares for fiscal 1998 include the 14,115,682 shares outstanding as of May 12, 1997, the date on which Thermo TerraTech acquired a majority interest in the Company.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
  OPERATIONS

    Forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, are made throughout this Management's Discussion and Analysis of Financial Condition and Results of Operations. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "believes," "anticipates," "plans," "expects," "seeks," "estimates," and similar expressions are intended to identify forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including those detailed under the caption "Forward-looking Statements" included elsewhere in this Proxy Statement.

OVERVIEW

    The Randers Group Incorporated ("Randers") provides comprehensive engineering and outsourcing services in such areas as water and wastewater treatment, highway and bridge projects, process engineering, construction management, and inspection and operational services.

    In May 1997, Thermo TerraTech purchased a controlling interest in Randers (see Note 2 to the Consolidated Financial Statements of the Company), a provider of design, engineering, project management, and construction services for industrial clients in the manufacturing, pharmaceutical, and chemical-processing industries. Subsequently, Thermo TerraTech entered into a definitive agreement to transfer The Killam Group to Randers in exchange for additional shares of Randers' common stock. As a result of these transactions (as more fully described in this Proxy Statement, including Note 2 to the Consolidated Financial Statements of the Company), The Killam Group is deemed to be the "accounting acquiror" and historical results for Randers have been restated to solely reflect the financial information of The Killam Group for periods prior to May 12, 1997, and to reflect the combined results of The Killam Group and Randers (collectively, the "Company") from May 12, 1997, the date on which Thermo TerraTech became the majority owner of Randers. The Company's Killam Associates, Inc. subsidiary provides environmental consulting and engineering services and specializes in wastewater treatment and water resources management. The Company's BACKillam subsidiary provides both private- and public-sector clients with a range of consulting services that address transportation planning and design. In November 1996, Thermo TerraTech acquired Carlan Consulting Group, Inc., a provider of transportation and environmental consulting and professional engineering and architectural services, and subsequently transferred it to the Company. The Company has proposed changing its name to The Rander Killam Group Inc., subject to shareholder approval.

RESULTS OF OPERATIONS

    FIRST SIX MONTHS FISCAL 1999 COMPARED WITH FIRST SIX MONTHS FISCAL 1998

    Revenues increased 17% to $41,071,000 in the fist six months of fiscal 1999 from $35,075,000 in the first six months of fiscal 1998, primarily due to the inclusion of revenues from Randers for the full six months in fiscal 1999, which resulted in a $3,478,000 increase in revenues, as well as two construction and labor management contracts which commenced during the first quarter of fiscal 1999 and are expected to be completed by the end of the first quarter of fiscal 2000. Randers was acquired effective May 1997 for accounting purposes.

    The gross profit margin decreased to 24% in the first six months of fiscal 1999 from 26% in the first six months of fiscal 1998, primarily due to a change in sales mix to lower-margin construction-management contracts from higher-margin design contracts.

    Selling, general, and administrative expenses as a percentage of revenues remained unchanged at 17% in the first six months of fiscal 1999 and fiscal 1998.

    Interest income increased to $284,000 in the first six months of fiscal 1999 from $45,000 in the first six months of fiscal 1998, primarily due to higher average invested balances.

    The effective tax rates were 47% and 44% in the first six months of fiscal 1999 and 1998, respectively. The effective tax rates exceeded the statutory federal income tax rate primarily due to nondeductible amortization of cost in excess of net assets of acquired companies and the impact of state income taxes. The tax rate increased in the first six months of fiscal 1999 primarily due to the higher relative effect of nondeductible expenses.

    The Company's future results of operations will be affected by annual charges of approximately $1.3 million for goodwill amortization. Goodwill is being amortized over 40 years which the Company believes is representative of the period over which the acquired businesses will provide cash flows given the duration of their operating histories and level of profitable operations.

FISCAL 1998 COMPARED WITH FISCAL 1997

    Revenues increased 11% to $71,583,000 in fiscal 1998 from $64,374,000 in fiscal 1997, primarily due to the inclusion of $15,030,000 of revenues from Carlan and Randers (see Note 2 to the Consolidated Financial Statements of the Company), acquired in November 1996 and May 1997, respectively, offset in part by a decrease in revenues due to the completion of two major contracts in fiscal 1997 at Killam Associates and BACKillam.

    The gross profit margin increased to 26% in fiscal 1998 from 25% in fiscal 1997, primarily due to a change in sales mix to higher-margin contracts at Killam Associates, and the inclusion of higher-margin revenues from Randers.

    Selling, general, and administrative expenses as a percentage of revenues increased to 18% in fiscal 1998 from 15% in fiscal 1997, primarily due to the inclusion of Randers in May 1997, which has higher expenses as a percentage of revenues and, to a lesser extent, increased marketing costs at Killam Associates.

    Interest income increased to $195,000 in fiscal 1998 from $110,000 in fiscal 1997, primarily due to interest earned on larger cash balances. Interest expense remained relatively unchanged in fiscal 1998 and 1997.

    The effective tax rates were 47% in fiscal 1998 and 1997. The effective tax rates exceeded the statutory federal income tax rate primarily due to nondeductible amortization of cost in excess of net assets of acquired companies and the impact of state income taxes.

FISCAL 1997 COMPARED WITH FISCAL 1996

    Revenues increased 10% to $64,374,000 in fiscal 1997 from $58,515,000 in fiscal 1996. This increase was due to the inclusion of $2,608,000 of revenues from Carlan, acquired in November 1996, an increase in subcontract revenues and, to a lesser extent, revenues from a large contract, which began in December 1995 and ended in December 1996.

    The gross profit margin increased to 25% in fiscal 1997 from 23% in fiscal 1996, primarily due to a change in sales mix to higher-margin contracts in fiscal 1997.

    Selling, general, and administrative expenses as a percentage of revenues increased to 15% in fiscal 1997 from 14% in fiscal 1996 due primarily to increased marketing efforts.

    Interest income decreased to $110,000 in fiscal 1997 from $173,000 in fiscal 1996, primarily due to the timing of cash transfers to parent company, offset in part by interest income received in fiscal 1997 from a long-term note receivable. Interest expense decreased to $184,000 in fiscal 1997 from $257,000 in fiscal 1996, primarily due to lower average outstanding debt during fiscal 1997.

    During fiscal 1996, the Company sold the assets of an engineering office and wrote off an intangible asset of $569,000 in connection with the sale (see Note 9 to the Consolidated Financial Statements of the Company).

    The effective tax rates were 47% and 50% in fiscal 1997 and 1996, respectively. The effective tax rates exceeded the statutory federal income tax rate primarily due to the impact of state income taxes and nondeductible amortization of cost in excess of net assets of acquired companies. The tax rate decreased in fiscal 1997 as a result of the smaller relative effect of nondeductible amortization of cost in excess of net assets of acquired companies due to higher pre-tax income in fiscal 1997.

RANDERS STAND-ALONE RESULTS

    As discussed in the overview to this discussion, Randers' historical financial information has not been presented for periods prior to May 12, 1997, and is included with the results of Killam from that date forward. Management believes that omission from this proxy of separate stand-alone financial statements for Randers prior to application of the accounting described above is appropriate. Management believes that the information that the Company's shareholders will find most important to their decision concerning the vote to be undertaken concerning the issuance of shares for the acquisition of Killam includes financial information pertaining to Killam, as well as the combined results of Killam and Randers as such results will be reported for financial reporting purposes. In addition, information concerning the consideration being paid and how it was determined will be relevant facts for the Company's shareholders to consider. All of this information is included in this proxy statement. The revenues and net income of Randers on a stand-alone basis before application of the accounting discussed in the overview were as follows (in thousands):

                                                     FISCAL YEAR ENDED
                                                        DECEMBER 31,      QUARTER ENDED  FISCAL YEAR  SIX MONTHS
                                                    --------------------    MARCH 31,       ENDED     OCTOBER 3,
                                                      1995       1996         1997        APRIL 4,       1998
                                                    ---------  ---------  -------------     1998      -----------
                                                                           (UNAUDITED)   -----------  (UNAUDITED)
                                                                                         (UNAUDITED)
Revenues..........................................  $  10,192  $  12,401    $   2,328     $  12,291    $   9,122
Net Income........................................        125        820           14           681          265

LIQUIDITY AND CAPITAL RESOURCES

    Consolidated working capital was $27,421,000 at October 3, 1998, compared with $25,822,000 at April 4, 1998. Included in working capital are cash and cash equivalents of $13,031,000 at October 3, 1998, compared with $9,763,000 at April 4, 1998. During the first six months of fiscal 1999, $4,053,000 of cash was provided by operating activities. During this period, $994,000 of cash was provided by an increase in accounts payable, primarily due to increased subcontract work, as well as the timing of payments. In addition, $1,034,000 of cash was provided by an increase in other current liabilities, which was primarily due to an increase in affiliated companies. These sources of cash were offset in part by an increase of $1,123,000 in unbilled contract costs and fees. This increase was due to costs incurred for providing personnel under a construction and labor management contract at Killam Associates, which commenced during the first quarter of fiscal 1999 and, to a lesser extent, the timing of billings. The days sales outstanding in unbilled cost and fees and accounts receivable at October 3, 1998, were 45 and 57 days, respectively, compared with 47 and 68 days, respectively at April 4, 1998. Management does not believe that the change in the number of days sales outstanding is indicative of any trend that would materially affect the Company's future results of operations or liquidity.

    The Company's investing activities in the first six months of fiscal 1999 primarily consisted of capital additions. The Company expended $580,000 for purchases of property, plant, and equipment in the first six months of fiscal 1999. The Company expects to expend approximately $1,000,000 for capital additions during the remainder of fiscal 1999.

    In the first six months of fiscal 1999, the Company's financing activities used cash of $112,000 for the repayment of a note payable.

    During fiscal 1998, $4,480,000 of cash was provided by operating activities. The Company funded increases of $1,338,000 and $874,000 in unbilled contract costs and fees and accounts receivable, respectively. The increase in unbilled contract costs and fees is primarily due to costs incurred under a $6,200,000 design contract for which work began during fourth quarter. The increase in accounts receivable is primarily related to the timing of cash collections at Killam Associates. These increases caused the days sales outstanding in unbilled costs and fees and accounts receivable to increase to 47 and 68 days, respectively at April 4, 1998, from 43 and 60 days, respectively, at March 29, 1997. Management does not believe the increase in days sales outstanding is indicative of any trend that would materially affect future results of operations or liquidity.

    The Company's investing activities during fiscal 1998 primarily consisted of capital additions. The Company expended $1,531,000 for purchases of property, plant, and equipment during fiscal 1998. The Company expended approximately $1,500,000 on purchases of property, plant, and equipment in fiscal 1998.

    During fiscal 1998, the Company's financing activities provided cash of $5,086,000, primarily due to transfers from parent company through September 1997.

    The Company generally expects to have positive cash flow from its existing operations. Although the Company does not presently intend to actively seek to acquire additional businesses in the near future, it may acquire one or more complimentary businesses if they are presented to the Company on terms the Company believes to be attractive. Such acquisitions may require significant amounts of cash. The Company expects that it will finance any such acquisitions through a combination of internal funds, and/or short-term borrowings from Thermo TerraTech Inc. or Thermo Electron Corporation, although it has no agreement with these companies to ensure that funds will be available on acceptable terms, or at all. The Company believes that its existing resources are sufficient to meet the capital requirements of its existing businesses for the foreseeable future.

YEAR 2000

    The Company continues to assess the potential impact of the year 2000 on the Company's internal business systems, products, and operations. The Company's year 2000 initiatives include (i) testing and upgrading internal business systems and facilities; (ii) testing and developing necessary upgrades for the Company's current products and certain discontinued products; (iii) contacting keys suppliers, vendors, and customers to determine their year 2000 compliance status; and (iv) developing contingency plans.

  THE COMPANY'S STATE OF READINESS

    The Company has tested and evaluated its critical information technology systems for year 2000 compliance, including its significant computer systems, software applications, and related equipment. The Company is currently in the process of upgrading or replacing its noncompliant systems. In most cases, such upgrades or replacements are being made in the ordinary course of business. The Company expects that all of its material information technology systems will be year 2000 compliant by the end of 1999. The Company is also evaluating the potential year 2000 impact on its facilities, including its buildings and utility systems. Any problems that are identified will be prioritized and remediated based on their assigned priority. The Company will continue periodic testing of its critical internal business systems and facilities in an effort to minimize operating disruptions due to year 2000 issues.

    The Company is in the process of identifying and contacting suppliers, vendors, and customers that are believed to be significant to the Company's business operations in order to assess their year 2000 readiness. As part of this effort, the Company has developed and is distributing questionnaires relating to year 2000 compliance to its significant suppliers, vendors, and customers. The Company intends to follow-up and monitor the year 2000 compliant progress of significant suppliers, vendors, and customers that indicate that they are not year 2000 compliant or that do not respond to Company's questionnaires.

  CONTINGENCY PLANS

    The Company intends to develop a contingency plan that will allow its primary business operations to continue despite disruptions due to year 2000 problems. These plans may include identifying and securing other suppliers and modifying production facilities and schedules. As the Company continues to evaluate the year 2000 readiness of its business systems and facilities, products and significant suppliers, vendors, and customers, it will modify and adjust its contingency plan as may be required.

  COSTS TO ADDRESS THE COMPANY'S YEAR 2000 ISSUES

    To date, costs incurred in connection with the year 2000 issue have not been material. The Company does not expect total year 2000 remediation costs to be material, but there can be no assurance that the Company will not encounter unexpected costs or delays in achieving year 2000 compliance.

    RISKS OF THE COMPANY'S YEAR 2000 ISSUES. While the Company is attempting to minimize any negative consequences arising from the year 2000 issue, there can be no assurance that year 2000 problems will not have a material adverse impact on the Company's business, operations, or financial condition. While the Company expects that upgrades to its internal business systems will be completed in a timely fashion, there can be no assurance that the Company will not encounter unexpected costs or delays. Some services provided by the Company may involve the delivery to clients of third-party software and hardware. Accordingly, the Company may see an increase in warranty and other claims related to Company services that incorporate such software or hardware. In addition, certain older third-party products, which the Company no longer uses in providing its services to clients, may not be year 2000 compliant, which may expose the Company to claims. If any of the Company's material suppliers, vendors, or customers experience business disruptions due to year 2000 issues, the Company might also be materially adversely affected. The Company's research and development, production, distribution, financial, administrative, and communications operations might be disrupted. There is expected to be a significant amount of litigation relating to the year 2000 issue and there can be no assurance that the Company will not incur material costs in defending or bringing lawsuits. Any unexpected costs or delays arising from the year 2000 issue could have a significant impact on the Company's business, operations, and financial condition.

                           FORWARD-LOOKING STATEMENTS

    In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company wishes to caution readers that the following important factors, among others, in some cases have affected, and in the future could affect, the Company's actual results and could cause its actual results in fiscal 1998 and beyond to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company.

    DEPENDENCE ON SALES TO GOVERNMENT ENTITIES. A significant portion of the Company's revenues is derived from municipalities, state governments, and government utility authorities. Any decreases in purchases by these entities, including, without limitation, decreases resulting from shifts in priorities or overall budgeting limitations, could have a material adverse effect on the Company's business, financial condition, and results of operations. In addition, most of the Company's contracts require the Company to perform specific services for a fixed fee. Contracts with governmental entities often permit the purchaser to cancel the agreement at any time. A significant overrun in the Company's expenses or cancellation of a significant contract could also result in a material adverse effect on the Company's business, financial condition, and results of operations. The Company's contracts with governmental entities are also subject to other risks, including contract suspensions; protests by disappointed bidders of contract awards, which can result in the re-opening of the bidding process; and changes in government policies or regulations.

    COMPETITION. The markets for many of the Company's services are regional and are characterized by intense competition from numerous local competitors. Some of the Company's competitors have greater technical and financial resources than those of the Company. As a result, they may be able to adapt more quickly to changes in customer requirements and new or emerging technologies, or to devote greater resources to the promotion and sale of their services than the Company. Competition could increase if new companies enter the market or its existing competitors expand their service lines. There can be no assurance that the Company's current technology, technology under development or ability to develop new technologies will be sufficient to enable it to compete effectively with its competitors.

    DEPENDENCE ON ENVIRONMENTAL REGULATION. Federal, state and local environmental laws govern most of the markets in which the Company conducts business, as well as many of the Company's operations. The markets for many of the Company's services, including water supply design and inspection services, wastewater treatment facility design and inspection services, solid and hazardous waste management services, environmental testing services, natural resource management, and air pollution testing and management services, were directly or indirectly created by, and are dependent on, the existence and enforcement of those laws. There can be no assurance that these laws and regulations will not change in the future, requiring new technologies or stricter standards with which the Company must comply. In addition, there can be no assurance that these laws and regulations will not be made more lenient in the future, thereby reducing the size of the markets addressed by the Company. Any such change in such federal, state, and local environmental laws and regulations may have a material adverse effect on the Company's business.

    POTENTIAL ENVIRONMENTAL AND REGULATORY LIABILITY. The Company's operations are subject to comprehensive laws and regulations related to the protection of the environment. Among other things, these laws and regulations impose requirements to control air, soil, and water pollution, and regulate health, safety, zoning, land use, and the handling and transportation of hazardous and nonhazardous materials. Such laws and regulations also impose liability for remediation and cleanup of environmental contamination, both on-site and off-site, resulting from past and present operations. These requirements may also be imposed as conditions of operating permits or licenses that are subject to renewal, modification, or revocation. Existing laws and regulations, and new laws and regulations, may require the Company to modify, supplement, replace, or curtail its operating methods, facilities or equipment at costs which may be substantial without any corresponding increase in revenue. The Company's water, wastewater, and hazardous waste-treatment management services operations may expose the Company to liabilities to clients and third parties. In addition, the Company is also potentially subject to monetary fines, penalties, remediation, cleanup or stop orders, injunctions, or orders to cease or suspend certain of its practices. The outcome of any proceedings and associated costs and expenses could have a material adverse impact on the Company's business. In addition, the Company is subject to numerous laws and regulations related to the protection of human health and safety. Such laws and regulations may pose liability on the Company for exposure of its employees to radiation or other hazardous contamination.

    The Company endeavors to operate its business to minimize its exposure to environmental and other regulatory liabilities. Although no claims giving rise to such liabilities have been asserted by the Company's customers or employees to date, there can be no assurance that such claims cannot or will not be asserted against the Company.

    POTENTIAL PROFESSIONAL LIABILITY. The Company's business exposes it to potential liability for the negligent performance of its services and, as such, the Company may face substantial liability to clients and third parties for damages resulting from faulty designs or other professional services. The Company currently maintains professional errors and omissions insurance, but there can be no assurance that this insurance will provide sufficient coverage in the event of a claim, that the Company will be able to maintain such coverage on acceptable terms, if at all, or that a professional liability claim would not result in a material adverse effect on the Company's business, financial condition, and results of operations.

    SEASONAL INFLUENCES. A majority of the Company's businesses experience seasonal fluctuations. Site investigation work and certain environmental testing services may decline in winter months as a result of severe weather conditions.

    RISKS ASSOCIATES WITH ACQUISITION STRATEGY. The Company's strategy has included the acquisition of businesses that complement or augment the Company's existing services. The Company does not presently intend to actively seek to make additional acquisitions in the near future, and expects instead to concentrate its resources on strengthening its core businesses. The Company may, however, acquire one or more additional businesses if they are presented to the Company on terms the Company believes to be attractive. Promising acquisitions are difficult to identify and complete for a number of reasons, including competition among prospective buyers and the need for regulatory approvals. Any acquisitions completed by the Company may be made at substantial premiums over the fair value of the net assets of the acquired companies. There can be no assurance that the Company will be able to complete future acquisitions or that the Company will be able to successfully integrate any acquired businesses. In order to finance such acquisitions, it may be necessary for the Company to raise additional funds through public or private financings. Any equity or debt financing, if available at all, may be on terms that are not favorable to the Company and, in the case of equity financing, may result in dilution to the Company's shareholders.

    RISKS OF THE COMPANY'S YEAR 2000 ISSUES. While the Company is attempting to minimize any negative consequences arising from the year 2000 issue, there can be no assurance that year 2000 problems will not have a material adverse impact on the Company's business, operations, or financial condition. While the Company expects that upgrades to its internal business systems will be completed in a timely fashion, there can be no assurance that the Company will not encounter unexpected costs or delays. Some services provided by the Company may involve the delivery to clients of third-party software and hardware. Accordingly, the Company may see an increase in warranty and other claims related to Company services that incorporate such software or hardware. In addition, certain older third-party products, which the Company no longer uses in providing its services to clients, may not be year 2000 compliant, which may expose the Company to claims. If any of the Company's material suppliers, vendors, or customers experience business disruptions due to year 2000 issues, the Company might also be materially adversely affected. The Company's research and development, production, distribution, financial, administrative, and communications operations might be disrupted. There is expected to be a significant amount of litigation relating to the year 2000 issue and there can be no assurance that the Company will not incur material costs in defending or bringing lawsuits. Any unexpected costs or delays arising from the year 2000 issue could have a significant impact on the Company's business, operations, and financial condition.

                          RELATIONSHIP WITH AFFILIATES

    Thermo Electron has adopted a strategy of selling a minority interest in subsidiary companies to outside investors as an important tool in its future development. As part of this strategy, Thermo Electron and certain of its subsidiaries have created several privately and publicly held subsidiaries. Thermo TerraTech has created Thermo Remediation Inc. as a publicly held subsidiary and Thermo EuroTech as a privately held subsidiary, and has acquired the majority interest in the Company, which until 1997 was an unaffiliated public company. From time to time, Thermo Electron and its subsidiaries will create other majority-owned subsidiaries as part of its spinout strategy. (The Company and such other majority-owned Thermo Electron subsidiaries are hereinafter referred to as the "Thermo Subsidiaries.")

    Thermo Electron and each of the Thermo Subsidiaries recognize that the benefits and support that derive from their affiliation are essential elements of their individual performance. Accordingly, Thermo Electron and each of the Thermo Subsidiaries have adopted the Thermo Electron Corporate Charter (the "Charter") to define the relationships and delineate the nature of such cooperation among themselves. The purpose of the Charter is to ensure that (1) all of the companies and their stockholders are treated consistently and fairly,
(2) the scope and nature of the cooperation among the companies, and each company's responsibilities, are adequately defined, (3) each company has access to the combined resources and financial, managerial and technological strengths of the others, and (4) Thermo Electron and the Thermo Subsidiaries, in the aggregate, are able to obtain the most favorable terms from outside parties.

    To achieve these ends, the Charter identifies the general principles to be followed by the companies, addresses the role and responsibilities of the management of each company, provides for the sharing of group resources by the companies and provides for centralized administrative, banking and credit services to be performed by Thermo Electron. The services provided by Thermo Electron include collecting and managing cash generated by members, coordinating the access of Thermo Electron and the Thermo Subsidiaries (the "Thermo Group") to external financing sources, ensuring compliance with external financial covenants and internal financial policies, assisting in the formulation of long-range planning and providing other banking and credit services. Pursuant to the Charter, Thermo Electron may also provide guarantees of debt or other obligations of the Thermo Subsidiaries or may obtain external financing at the parent level for the benefit of the Thermo Subsidiaries. In certain instances, the Thermo Subsidiaries may provide credit support to, or on behalf of, the consolidated entity or may obtain financing directly from external financing sources. Under the Charter, Thermo Electron is responsible for determining that the Thermo Group remains in compliance with all covenants imposed by external financing sources, including covenants related to borrowings of Thermo Electron or other members of the Thermo Group, and for apportioning such constraints within the Thermo Group. In addition, Thermo Electron establishes certain internal policies and procedures applicable to members of the Thermo Group. The cost of the services provided by Thermo Electron to the Thermo Subsidiaries is covered under existing corporate services agreements between Thermo Electron and each of the Thermo Subsidiaries.

    The Charter presently provides that it shall continue in effect so long as Thermo Electron and at least one Thermo Subsidiary participate. The Charter may be amended at any time by agreement of the participants. Any Thermo Subsidiary, including the Company, can withdraw from participation in the Charter upon 30 days' prior notice. In addition, Thermo Electron may terminate a subsidiary's participation in the Charter upon 30 days' prior notice. In addition, Thermo Electron may terminate a subsidiary's participation in the Charter in the event the subsidiary ceases to be controlled by Thermo Electron or ceases to comply with the Charter or the policies and procedures applicable to the Thermo Group. A withdrawal from the Charter automatically terminates the corporate services agreement and tax allocation agreement (if any) in effect between the withdrawing company and Thermo Electron. The withdrawal from participation does not terminate outstanding commitments to third parties made by the withdrawing company, or by Thermo Electron or other members of the Thermo Group, prior to the withdrawal. In addition, a withdrawing company is required to continue to comply with all policies and procedures applicable to the Thermo Group and to provide certain administrative functions mandated by Thermo Electron so long as the withdrawing company is controlled by or affiliated with Thermo Electron.

    As provided in the Charter, the Company and Thermo Electron have entered into a Corporate Services Agreement (the "Services Agreement") under which Thermo Electron's corporate staff provides certain administrative services, including certain legal advice and services, risk management, employee benefit administration, tax advice and preparation of tax returns, centralized cash management and financial and other services to the Company, for which the Company pays Thermo Electron annually an amount equal to 0.8% of the Company's revenues. Prior to January 1, 1998, the Company paid an annual fee equal to 1.0% of the Company's revenues. Prior to January 1, 1996, the Company paid an annual fee equal to 1.2% of the Company's revenues. The fee is reviewed annually and may be changed by mutual agreement of the Company and Thermo Electron. During fiscal 1998, Thermo Electron assessed the Company $679,000 in fees under the Services Agreement. Management believes that the charges under the Services Agreement are reasonable and that the terms of the Services Agreement are fair to the Company. For items such as employee benefit plans, insurance coverage and other identifiable costs, Thermo Electron charges the Company based on charges attributable to the Company. The Services Agreement automatically renews for successive one-year terms, unless canceled by the Company upon 30 days' prior notice. In addition, the Services Agreement terminates automatically in the event the Company ceases to be a member of the Thermo Group or ceases to be a participant in the Charter. In the event of a termination of the Services Agreement, the Company will be required to pay a termination fee equal to the fee that was paid by the Company for services under the Services Agreement for the nine-month period prior to termination. Following termination, Thermo Electron may provide certain administrative services on an as-requested basis by the Company or as required in order to meet the Company's obligations under Thermo Electron's policies and procedures. Thermo Electron will charge the Company a fee equal to the market rate for comparable services if such services are provided to the Company following termination.

    As of April 4, 1998, $8,713,000 of the Company's cash equivalents were invested in a repurchase agreement with Thermo Electron. Under this agreement, the Company in effect lends excess cash to Thermo Electron, which Thermo Electron collateralizes with investments principally consisting of corporate notes, commercial paper, U.S. government-agency securities, money market funds and other marketable securities, in the amount of at least 103% of such obligation. The Company's funds subject to the repurchase agreement are readily convertible into cash by the Company and have a maturity of three months or less. The repurchase agreement earns a rate based on the 90-day Commercial Paper Composite Rate plus 25 basis points, set at the beginning of each quarter.

    At April 4, 1998, the Company owed Thermo Electron and its other subsidiaries an aggregate of $319,000 for amounts due under the Corporate Services Agreement and related administrative charges, for other products and services, and for miscellaneous items, net of amounts owed to the Company by Thermo Electron and its other subsidiaries for miscellaneous items. The largest amount of net indebtedness owed by Thermo Electron and its other subsidiaries to the Company since March 29, 1997 was $1,426,000. These amounts do not bear interest and are expected to be paid in the normal course of business.

    From time to time, the Company may transact business with other companies in the Thermo Group.

    Dr. John P. Appleton, Mr. Emil C. Herkert, Mr. Polyvios C. Vintiadis, Mr. John N. Hatsopoulos and Mr. Paul F. Kelleher, directors and/or executive officers of the Company, are also directors and/or executive officers of Thermo TerraTech and/or Thermo Electron.

STOCK HOLDING ASSISTANCE PLAN

    In fiscal 1998, the Company adopted a stock holding policy which requires its chief executive officer to acquire and hold a minimum number of shares of Common Stock. In order to assist the chief executive officer in complying with the policy, the Company also adopted a stock holding assistance plan under which it may make interest-free loans to the chief executive officer to enable such officer to purchase the Common Stock in the open market. Loans will be repaid upon the earlier of demand or the fifth anniversary of the date of the loan, unless otherwise authorized by the Human Resources Committee of the Board of Directors. No such loans were outstanding in fiscal 1998.

                                   PROPOSAL 4
             PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                     TO CHANGE THE NAME OF THE CORPORATION

    The Company's Board of Directors has proposed an amendment to the Company's Certificate of Incorporation to change the name of the Company to "The Randers Killiam Group Inc." and has recommended that the Stockholders approve the amendment. The Board of Directors has recommended this change to the Company's Certificate of Incorporation to reflect and communicate the combination of the businesses of The Killiam Group and the Company. The Company proposes to retain the ticker symbol "RGI" if the name change is approved by the Stockholders.

AMENDMENT TO THE CERTIFICATE OF INCORPORATION

    It is proposed that the name change be effected by amending Article First of the Company's Certificate of Incorporation to read as follows:

    "The name by which the corporation shall be known is The Randers Killiam Group Inc."

RECOMMENDATION

    The Board of Directors believes that the name change to The Randers Killiam Group Inc. is in the best interests of the Company and the Stockholders and recommends that the Stockholders vote FOR adoption of the proposed name change. If not otherwise specified, proxies will be voted FOR approval of this proposal. Thermo TerraTech and Thermo Electron, which beneficially own an aggregate of approximately 62.2% of the outstanding Common Stock as of the Record Date, have sufficient votes to approve the proposal and have indicated their intention to vote for the proposal.

                                   PROPOSAL 5

                   PROPOSAL TO ADOPT AN EQUITY INCENTIVE PLAN
              AND RESERVE 2,000,000 SHARES FOR ISSUANCE THEREUNDER

    The Board of Directors has approved an equity incentive plan (the "Equity Incentive Plan") and reserved 2,000,000 shares of Common Stock (after giving effect to the Reverse Stock Split) for issuance thereunder, subject to Stockholder approval. The Board of Directors is recommending that the Stockholders approve the Equity Incentive Plan and the reservation of shares at this Meeting. The purpose of the Equity Incentive Plan is to grant options to purchase shares of Common Stock of the Company to eligible employees of the Company. The Board of Directors believes that the Equity Incentive Plan is an important incentive in attracting and retaining key personnel, and motivating individuals to contribute significantly to the Company's future growth and success, and in aligning the long-term interests of these individuals with those of the Company's Stockholders. Accordingly, the Board of Directors acted to adopt the Equity Incentive Plan subject to Stockholder approval.

SUMMARY OF THE EQUITY INCENTIVE PLAN

    The full text of the Equity Incentive Plan is set forth in Appendix C to this proxy statement. A description of the principal features of the Equity Incentive Plan follows, but it is qualified in its entirety by reference to the full text.

    ADMINISTRATION; ELIGIBLE PARTICIPANTS

    The Equity Incentive Plan is administered by the Board of Directors of the Company (the "Board"). The Board has full power to select, from among the persons eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participant, and to determine the specific terms of each award, including terms and conditions relating to events of merger, consolidation, dissolution and liquidation, change of control, acceleration of vesting or lapse of restrictions, vesting, forfeiture, other restrictions, dividends and interest on deferred amounts. The Board also has the power to waive compliance by participants with the terms and conditions of awards, to cancel awards with the consent of participants and to accelerate the vesting or lapse of any restrictions of any award. The Board does not have the authority under the Equity Incentive Plan to reprice outstanding option awards or to grant stock appreciation rights. The Board may delegate any or all of its responsibilities under the Equity Incentive Plan to a committee appointed by the Board consisting of two or more "non-employee" directors within the meaning of Rule 16b- 3 (or any successor rule) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Employees and directors of, and consultants to, the Company and its subsidiaries, or other persons who are expected to make significant contributions to the growth and success of the Company and its subsidiaries, selected by the Board, are eligible to participate in the Equity Incentive Plan. Approximately 710 persons are eligible to participate in the existing plan of the Company.

    SHARES SUBJECT TO THE INCENTIVE PLAN; USE OF PROCEEDS

    The number of shares of the Common Stock reserved for future issuance under the Equity Incentive Plan is 2,000,000 shares (after giving effect to the Reverse Stock Split). The number of shares reserved under the Equity Incentive Plan is subject to adjustment for stock splits and similar events. Awards and shares that are forfeited, reacquired by the Company, satisfied by a cash payment by the Company or otherwise satisfied without the issuance of Common Stock are not counted against the maximum number of reserved shares under the plan.

    The proceeds received by the Company from transactions under the Equity Incentive Plan will be used for the general purposes of the Company. Shares issued under the Equity Incentive Plan may be authorized but unissued shares, or shares reacquired by the Company and held in its treasury.

    TYPES OF AWARDS; LIMITATIONS ON AWARDS

    The Equity Incentive Plan permits the Board to grant a variety of stock and stock-based awards in such form or in such combinations as may be approved by the Board. Without limiting the foregoing, the types of awards may include stock options, restricted and unrestricted shares, rights to receive cash or shares on a deferred basis or based on performance, cash payments sufficient to offset the federal, state and local ordinary income taxes of participants resulting from transactions under the Equity Incentive Plan, and loans to participants in connection with awards. The Board may not, however, grant in excess of 1% of the outstanding shares of Common Stock (calculated as of the beginning of a calendar year) to any recipient under any award or combination of awards granted during a calendar year.

    STOCK OPTIONS

    Awards under the Equity Incentive Plan may be in the form of stock options, which entitle the recipient, on exercise, to purchase shares of Common Stock at a specified exercise price. Stock options granted under the plan may be either stock options that qualify as incentive stock options ("incentive stock options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), or stock options that are not intended to meet such requirements ("non-statutory options"). The exercise price of each option is determined by the Board, but may not be less than 85% of the fair market value per share of Common Stock on the date of grant. The term of each option will be fixed by the Board. The Board will also determine at what time each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Board. The Board may, in its discretion, provide that upon exercise of any option, instead of receiving shares free from restrictions under the Equity Incentive Plan, the option holder will receive shares of restricted stock or deferred stock awards.

    The exercise price of options granted under the Equity Incentive Plan must be paid in full by check or other instrument acceptable to the Board or, if the Board so determines, by delivery of shares of Common Stock held by the option holder for at least six months (unless the Board expressly approves a shorter period) and that have a fair market value on the exercise date equal to the exercise price of the option, by delivery of a promissory note from the option holder to the Company payable on terms acceptable to the

Board, by delivery of an unconditional and irrevocable undertaking by a broker to deliver sufficient funds to the Company to pay the exercise price, or some combination of these methods.

    Incentive stock options must meet certain additional requirements in order to qualify as incentive stock options under the Internal Revenue Code. Incentive stock options may be granted only to employees of the Company and its subsidiaries. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the shares on the date of grant. An incentive stock option may not be granted under the Equity Incentive Plan after the tenth anniversary of the date the Board adopted the Equity Incentive Plan and the latest date on which an incentive stock option may be exercised is ten years from the date of its grant. In addition, the Internal Revenue Code limits the value of shares subject to incentive stock options that may become exercisable annually by any option holder in a given year, and requires a shorter exercise period and a higher minimum exercise price in the case of Stockholders owning more than ten percent (10%) of the Company's Common Stock.

    RESTRICTED STOCK AND UNRESTRICTED STOCK

    The Board may also award shares of Common Stock subject to such conditions and restrictions as it may determine ("restricted stock"). The purchase price of shares of restricted stock shall be determined by the Board, but may not be less than the par value of those shares. In addition, the Board may not grant in excess of 10% of the shares reserved under the Equity Incentive Plan in the form of restricted stock. Generally, if a participant who holds shares of restricted stock fails to satisfy such restrictions or other conditions as may be determined by the Board (such as continuing employment for a given period) prior to the lapse or waiver of the restrictions, the Company will have the right to require the forfeiture or repurchase of the shares in exchange for an amount, if any, determined by the Board as specifically set forth in the instrument evidencing the award. The Board may at any time waive such restrictions or accelerate the date or dates on which the restrictions will lapse. Prior to the lapse of restrictions on shares of restricted stock, the recipient will have all the rights of a Stockholder with respect to the shares, including voting and dividend rights, subject only to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the instrument evidencing the award.

    The Board may also grant shares that are free from any restrictions under the Equity Incentive Plan ("unrestricted stock"). Unrestricted stock may be issued in recognition of services or in such other circumstances that the Board deems to be in the best interests of the Company.

    DEFERRED STOCK

    The Board may also make deferred stock awards under the Equity Incentive Plan which entitle the recipient to receive shares of Common Stock in the future. Delivery of Common Stock will take place on such date or dates and on such conditions as the Board specifies. The Board may at any time accelerate the date on which delivery of all or any part of the Common Stock will take place or otherwise waive any restrictions on the award.

    PERFORMANCE AWARDS

    The Board may also grant performance awards entitling the recipient to receive shares of Common Stock or cash in such combinations as it may determine following the achievement of specified performance goals. Payment of the performance award may be conditioned on achievement of individual or Company performance goals over a fixed or determinable period or on such other conditions as the Board shall determine.

    LOANS AND SUPPLEMENTAL GRANTS

    The Board may authorize a loan from the Company to a participant either on or after the grant of an award to the participant. Loans, including extensions, may be for any term specified by the Board, may be either secured or unsecured, and may be with or without recourse against the participant in the event of default. Each loan shall be subject to such terms and conditions and shall bear such rate of interest, if any, as the Board shall determine. In connection with any award, the Board may, at the time such award is made or at a later date, provide for and make a cash payment to the participant in an amount equal to (a) the amount of any federal, state and local income tax on ordinary income for which the participant will be liable with respect to the award, plus (b) an additional amount on a grossed-up basis necessary to make him or her whole after payment of the amount described in (a).

    PAYMENT OF PURCHASE PRICE

    Except as otherwise provided in the Equity Incentive Plan, the purchase price of Common Stock or other rights acquired or granted pursuant to such plan shall be determined by the Board, provided that the purchase price of Common Stock shall not be less than its par value. The Board may determine the method of payment for Common Stock acquired pursuant to the Equity Incentive Plan and may determine that all or any part of the purchase price has been satisfied by past service rendered by the recipient of an award. The Board may, upon the request of a participant, defer the date on which payment under any award will be made.

    CHANGE IN CONTROL PROVISIONS

    Unless otherwise provided in the agreement evidencing an award, if there is a "Change in Control" of the Company as defined in the Equity Incentive Plan, any stock options that are not then exercisable and fully vested will become fully exercisable and vested; the restrictions applicable to restricted stock awards will lapse and shares issued pursuant to such awards will be free of restrictions and fully vested; and deferral and other limitations and conditions that related solely to the passage of time or continued employment or other affiliation will be waived and removed but other conditions will continue to apply unless otherwise provided in the instrument evidencing the awards or by agreement between the participant and the Company. Generally, a "Change of Control" occurs if (1) any person other than Thermo Electron or Thermo TerraTech becomes the beneficial owner of 50% or more of the outstanding Common Stock of the Company, or any person becomes the beneficial owner of 25% or more of the outstanding Common Stock of Thermo TerraTech or Thermo Electron, without the prior approval of the Board, or the board of directors of Thermo TerraTech or Thermo Electron, as the case may be, (2) during any two-year period the individuals who constituted the Board or the board of directors of Thermo TerraTech or Thermo Electron at the beginning of such period no longer represent a majority of such board or (3) the Board or the board of directors of Thermo TerraTech or Thermo Electron determines that any other event constitutes an effective change in control of the Company.

    NATURE OF RIGHTS AS STOCKHOLDER UNDER THE EQUITY INCENTIVE PLAN

    Except as specifically provided by the Equity Incentive Plan, the receipt of an award will not give a participant rights as a Stockholder. The participant will obtain such rights, subject to any limitations imposed by the plan or the instrument evidencing the award, upon actual receipt of Common Stock.

    ADJUSTMENTS FOR STOCK DIVIDENDS, ETC.

    The Board will make appropriate adjustments to the maximum number of shares of Common Stock that may be delivered under the Equity Incentive Plan, and under outstanding awards, to reflect stock dividends, stock splits and similar events. The Board may also make appropriate adjustments to avoid distortions in the operation of the Equity Incentive Plan.

    AMENDMENT AND TERMINATION

    The Equity Incentive Plan shall remain in full force and effect until terminated by the Board. The Board may at any time or times amend or review the Equity Incentive Plan or any outstanding award for any purpose which may at the time be permitted by law, or may at any time terminate the plan as to any further grants of awards. No amendment of the Equity Incentive Plan or any outstanding award may adversely affect the rights of a participant as to any previously granted award without his or her consent. Stockholder approval of amendments shall be required only as is necessary to satisfy the then-applicable requirements of Rule 16b-3 (or any successor rule), of stock exchanges or of any federal tax law or regulation relating to incentive stock options.

    STOCK WITHHOLDING

    In the case of an award under which Common Stock may be delivered, the Board may permit the participant or other appropriate person to elect to have the Company hold back from the shares to be delivered, or to deliver to the Company, shares of Common Stock having a value sufficient to satisfy any federal, state and local withholding tax requirements.

FEDERAL INCOME TAX CONSEQUENCES

    The following is a summary of all material current federal income tax consequences of transactions under the Equity Incentive Plan. It does not describe all federal tax consequences under the Equity Incentive Plan that may be relevant to a particular participant in the plan, nor does it describe state, local or foreign tax consequences.

    INCENTIVE STOCK OPTIONS

    No taxable income is realized by the optionee upon the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may result in alternative minimum tax liability for the optionee. If no disposition of shares issued to an optionee pursuant to the exercise of an incentive stock option is made by the optionee within the later of two years from the date of grant or one year after the transfer of such shares to the optionee, then upon the later sale of such shares, for federal income tax purposes, any amount realized in excess of the exercise price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and no deduction will be allowed to the Company.

    If the shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two- and one-year holding periods described above, generally the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on an arms-length sale of such shares) over the exercise price thereof, and the Company will be entitled to deduct such amount. Any further gain realized will be taxed as short- or long-term capital gain and will not result in any deduction by the Company. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of Common Stock. If any incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-statutory stock option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (one year following termination of employment by reason of permanent and total disability), except in certain cases where the incentive stock option is exercised after the death of an optionee.

    NON-STATUTORY OPTIONS

    With respect to non-statutory stock options granted under the Equity Incentive Plan, no income is realized by the optionee at the time the option is granted. Generally, at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount, and at disposition, appreciation or depreciation after the date of exercise is treated as either short- or long-term capital gain or loss depending on how long the shares have been held.

    RESTRICTED STOCK

    A recipient of restricted stock (stock subject to forfeiture provisions) generally will be subject to tax at ordinary income rates on the fair market value of the stock at the time the stock is either transferable or is no longer subject to forfeiture, less any amount paid for such stock. A restriction only as to the time stock can be resold is not a substantial risk of forfeiture, and therefore is not considered restricted stock under this provision of the Equity Incentive Plan. However, a recipient who so elects under Section 83(b) of the Internal Revenue Code ("Section 83(b)") within 30 days of the date of issuance of the restricted stock will realize ordinary income on the date of issuance equal to the fair market value of the shares of restricted stock at that time (measured as if the shares were unrestricted and could be sold immediately), minus any amount paid for such stock. If the shares subject to such election are forfeited, the recipient will not be entitled to any deduction, refund or ordinary loss for tax purposes with respect to the forfeited shares. Upon sale of the shares after the forfeiture period has expired, the appreciation or depreciation after the shares become transferable or free from risk of forfeiture (or, if a Section 83(b) election was made, since the shares were issued) will be treated as long- or short-term capital gain or loss. The holding period to determine whether the recipient has long- or short-term capital gain or loss begins when the forfeiture period expires (or upon the earlier issuance of the shares, if the recipient elected immediate recognition of income under
Section 83(b)). If restricted stock is received in connection with another award under the Equity Incentive Plan (for example, upon exercise of an option), the income and the deduction, if any, associated with such award may be deferred in accordance with the rules described above for restricted stock.

    DEFERRED STOCK

    The recipient of a deferred stock award will generally be subject to tax at ordinary income rates on the fair market value of the stock on the date that the stock is distributed to the participant. The capital gain or loss holding period for such stock will also commence on such date. The Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the employee. If a right to deferred stock is received under another award (for example, upon exercise of an option), the income and deduction, if any, associated with such award may be deferred in accordance with the rules described above for deferred stock.

    PERFORMANCE AWARDS

    The recipient of a performance award will generally be subject to tax at ordinary income rates on any cash received and the fair market value of any Common Stock issued under the award, and the Company will generally be entitled to a deduction equal to the amount of ordinary income realized by the recipient. Any cash received under a performance award will be included in income at the time of receipt. The fair market value of any Common Stock received will also generally be included in income (and a corresponding deduction will generally be available to the Company) at the time of receipt. The capital gain or loss holding period for any Common Stock distributed under a performance award will begin when the recipient recognizes ordinary income in respect of that distribution.

    LOANS AND SUPPLEMENTAL GRANTS

    Generally speaking, bona fide loans made under the Equity Incentive Plan will not result in taxable income to the recipient or in a deduction to the Company. However, any such loan made at a rate of interest lower than certain rates specified under the Internal Revenue Code may result in an amount

(measured, in general, by reference to the difference between the actual rate and the specified rate) being included in the borrower's income and deductible by the Company. Forgiveness of all or a portion of a loan will also result in income to the borrower and a deduction for the Company. If outright cash grants are given in order to facilitate the payment of award-related taxes, the grants will be includable as ordinary income by the recipient at the time of receipt and will in general be deductible by the Company.

NEW PLAN BENEFITS

    The Company is required to set forth in tabular format, to the extent determinable, the number of shares of the Common Stock of the Company that have been authorized to be granted as part of the proposed adoption of the Equity Incentive Plan to the chief executive officer, the other named executive officers, all current executive officers as a group, all current directors who are not executive officers as a group and all employees, including all current officers who are not executive officers as a group. No such options have been authorized to be granted to any of such persons or groups. Any future grants are conditioned upon Stockholder approval of the adoption of the Equity Incentive Plan.

RECOMMENDATION

    The Board of Directors believes that the adoption of the Equity Incentive Plan will provide the Company with the ability to continue to provide incentive compensation for employees and others who are expected to make significant contributions to the future growth and success of the Company, to reward such individuals for such contributions and to encourage such individuals to take into account the long-term interests of the Company and its Stockholders through ownership of the Company's Common Stock. Accordingly, the Board of Directors believes that the proposal is in the best interests of the Company and its Stockholders and recommends that the Stockholders vote FOR the adoption of the Equity Incentive Plan. If not otherwise specified, Proxies will be voted FOR adoption of the Equity Incentive Plan.

    Thermo TerraTech and Thermo Electron, which beneficially own an aggregate of approximately 62.2% of the outstanding Common Stock as of the Record Date, have sufficient votes to approve the proposal and have indicated their intention to vote for the proposal.

                                   PROPOSAL 6

          PROPOSAL TO ADOPT A DEFERRED COMPENSATION PLAN FOR DIRECTORS
               AND RESERVE 25,000 SHARES FOR ISSUANCE THEREUNDER

    The Board of Directors has approved a deferred compensation plan for directors (the "Deferred Compensation Plan") and reserved 25,000 shares of Common Stock (after giving effect to the Reverse Stock Split) for issuance thereunder, subject to Stockholder approval. The Board of Directors is recommending that the Stockholders approve the Deferred Compensation Plan and the reservation of shares at this Meeting. The purpose of the Deferred Compensation Plan is to permit directors of the Company to take their compensation in Common Stock of the Company, thus aligning their interests with those of the Stockholders. The Board of Directors believes that the Deferred Compensation Plan is an important incentive in attracting and retaining highly competent directors by permitting them the financial planning flexibility to defer their compensation while they build up their equity in the Company, and motivating them to contribute significantly to the Company's future growth and success, and in aligning the long-term interests of these directors with those of the Company's Stockholders. Accordingly, the Board of Directors acted to adopt the Deferred Compensation Plan subject to Stockholder approval.

SUMMARY OF THE DEFERRED COMPENSATION PLAN

    The full text of the Deferred Compensation Plan is set forth in Appendix D to this proxy statement. A short description of the principal features of the Deferred Compensation Plan follows, but it is qualified in its entirety by reference to the full text.

    DEFERRED COMPENSATION PLAN FOR DIRECTORS

    Under the Deferred Compensation Plan, a director has the right to defer receipt of his cash fees until he ceases to serve as a director, dies or retires from his principal occupation. In the event of a change in control or proposed change in control of the Company that is not approved by the board of directors, deferred amounts become payable immediately. Either of the following is deemed to be a change of control: (a) the acquisition, without the prior approval of the board of directors, directly or indirectly, by any person of 50% or more of the outstanding Common Stock or the outstanding common stock of Thermo TerraTech or 25% or more of the outstanding common stock of Thermo Electron; or (b) the failure of the persons serving on the board of directors immediately prior to any contested election of directors or any exchange offer or tender offer for the Common Stock or the common stock of Thermo TerraTech or Thermo Electron to constitute a majority of the board of directors at any time within two years following any such event. Amounts deferred pursuant to the Deferred Compensation Plan are valued at the end of each quarter as units of the Company's Common Stock. When payable, amounts deferred may be disbursed solely in shares of Common Stock accumulated under the Deferred Compensation Plan. A total of 25,000 shares of Common Stock (after giving effect to the Reverse Stock Split) has been reserved for issuance under the Deferred Compensation Plan, subject to Stockholder approval. As of April 4, 1998, deferred units equal to 2,671.49 shares of Common Stock had been accumulated under the Deferred Compensation Plan.

NEW PLAN BENEFITS

    The number of shares of the Common Stock of the Company that have been authorized to be granted to outside directors of the Company in connection with the proposed adoption of the Deferred Compensation Plan is 2,671.49 shares as of April 4, 1998. These and any future grants are conditioned upon Stockholder approval of the adoption of the Deferred Compensation Plan.

RECOMMENDATION

    The Board of Directors believes that the adoption of the Deferred Compensation Plan will provide the Company with the ability to continue to attract and retain directors who are expected to make significant contributions to the future growth and success of the Company, to reward such individuals for such contributions and to encourage such individuals to take into account the long-term interests of the Company and its Stockholders through ownership of the Company's Common Stock. Accordingly, the Board of Directors believes that the proposal is in the best interests of the Company and its Stockholders and recommends that the Stockholders vote FOR the adoption of the Deferred Compensation Plan. If not otherwise specified, Proxies will be voted FOR adoption of the Deferred Compensation Plan.

    Thermo TerraTech and Thermo Electron, which beneficially own an aggregate of approximately 62.2% of the outstanding Common Stock as of the Record Date, have sufficient votes to approve the proposal and have indicated their intention to vote for the proposal.

                 APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors has appointed Arthur Andersen LLP as independent public accountants for fiscal 1999. Arthur Andersen LLP has acted as independent public accountants for the Company since the acquisition of a majority interest in the Company by Thermo TerraTech on May 12, 1997. Representatives of that firm are not expected to be present at the Meeting. The Board of Directors has established an

Audit Committee, presently consisting of two outside directors, the purpose of which is to review the scope and results of the audit.

    Prior to the acquisition of a majority interest in the Company by Thermo TerraTech, the Company's financial statements had been audited by BDO Seidman, LLP, independent certified public accountants. The decision to retain Arthur Andersen LLP, which is the independent auditor for Thermo Electron and all of Thermo Electron's other publicly traded subsidiaries, including Thermo TerraTech, was recommended by the Company's management and was approved by the Board of Directors. The reports of BDO Seidman, LLP on the Company's financial statements for the past two years (which are not included in this proxy statement) contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. There were not, during the Company's two most recent fiscal years prior to such dismissal or during any subsequent interim period, any disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

                                  OTHER ACTION

    Management is not aware at this time of any other matters that will be presented for action at the Meeting. Should any such matters be presented, the proxies grant power to the proxy holders to vote shares represented by the proxies in the discretion of such proxy holders.

                             SOLICITATION STATEMENT

    The cost of this solicitation of proxies will be borne by the Company. Solicitation will be made primarily by mail, but regular employees of the Company may solicit Proxies personally or by telephone or telegram. Brokers, nominees, custodians and fiduciaries are requested to forward solicitation materials to obtain voting instructions from beneficial owners of stock registered in their names, and the Company will reimburse such parties for their reasonable charges and expenses in connection therewith.


Muskegon, Michigan
December 14, 1998

                         INDEX TO FINANCIAL STATEMENTS

THE RANDERS GROUP INCORPORATED
  Report of Independent Public Accountants...........................................  F-2
  Consolidated Statement of Income for the six months ended October 3, 1998 and
    September 27, 1997 and the years ended April 4, 1998, March 29, 1997, and March
    30, 1996.........................................................................  F-3
  Consolidated Balance Sheet as of October 3, 1998, April 4, 1998, and March 29,
    1997.............................................................................  F-4
  Consolidated Statement of Cash Flows for the six months ended October 3, 1998 and
    September 27, 1997 and the years ended April 4, 1998, March 29, 1997, and March
    30, 1996.........................................................................  F-5
  Consolidated Statement of Shareholders' Investment for the six months ended October
    3, 1998 and the years ended April 4, 1998, March 29, 1997, and March 30, 1996....  F-6
  Notes to Consolidated Financial Statements.........................................  F-7

THE KILLAM GROUP INC.
  Report of Independent Public Accountants...........................................  F-21
  Combined Statement of Income for the six months ended October 3, 1998 and September
    27, 1997 and the years ended April 4, 1998, March 29, 1997, and March 30, 1996...  F-22
  Combined Balance Sheet as of October 3, 1998, April 4, 1998, and March 29, 1997....  F-23
  Combined Statement of Cash Flows for the six months ended October 3, 1998 and
    September 27, 1997 and the years ended April 4, 1998, March 29, 1997, and March
    30, 1996.........................................................................  F-24
  Combined Statement of Parent Company Investment for the six months ended October 3,
    1998 and the years ended April 4, 1998, March 29, 1997, and March 30, 1996.......  F-25
  Notes to Combined Financial Statements.............................................  F-26

                         THE RANDERS GROUP INCORPORATED

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE RANDERS GROUP INCORPORATED:

    We have audited the accompanying consolidated balance sheet of The Randers Group Incorporated (a Delaware Corporation and a 53%-owned subsidiary of Thermo TerraTech Inc.) as of April 4, 1998, and March 29, 1997, and the related consolidated statements of income, cash flows and shareholders' investment for each of the three years in the period ended April 4, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Randers Group Incorporated as of April 4, 1998, and March 29, 1997, and the results of their operations and their cash flows for each of the three years in the period ended April 4, 1998, in conformity with generally accepted accounting principles.

                                          Arthur Andersen LLP

Boston, Massachusetts

May 12, 1998 (except with respect to
certain matters discussed in Note 12,
as to which the date is
August 12, 1998)

                         THE RANDERS GROUP INCORPORATED

                        CONSOLIDATED STATEMENT OF INCOME
                    (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                        SIX MONTHS ENDED                   YEAR ENDED
                                                    -------------------------  ----------------------------------
                                                    OCTOBER 3,  SEPTEMBER 27,   APRIL 4,   MARCH 29,   MARCH 30,
                                                       1998         1997          1998        1997        1996
                                                    ----------  -------------  ----------  ----------  ----------
                                                           (UNAUDITED)
Revenues..........................................  $   41,071   $    35,075   $   71,583  $   64,374  $   58,515
                                                    ----------  -------------  ----------  ----------  ----------
Costs and Operating Expenses:
  Cost of revenues................................      31,343        25,838       52,838      48,048      45,012
  Selling, general, and administrative expenses
    (Note 7)......................................       6,879         5,894       12,788       9,555       8,131
  Loss on sale of assets (Note 9).................      --           --            --          --             569
                                                    ----------  -------------  ----------  ----------  ----------
                                                        38,222        31,732       65,626      57,603      53,712
                                                    ----------  -------------  ----------  ----------  ----------
Operating Income..................................       2,849         3,343        5,957       6,771       4,803
Interest Income...................................         284            45          195         110         173
Interest Expense..................................         (83)         (116)        (196)       (184)       (257)
                                                    ----------  -------------  ----------  ----------  ----------
Income Before Provision for Income Taxes..........       3,050         3,272        5,956       6,697       4,719
Provision for Income Taxes (Note 4)...............       1,443         1,447        2,803       3,117       2,340
                                                    ----------  -------------  ----------  ----------  ----------
Net Income........................................  $    1,607   $     1,825   $    3,153  $    3,580  $    2,379
                                                    ----------  -------------  ----------  ----------  ----------
                                                    ----------  -------------  ----------  ----------  ----------
Basic and Diluted Earnings per Share (Note 10)....  $      .01   $       .01   $      .03  $      .03  $      .02
                                                    ----------  -------------  ----------  ----------  ----------
                                                    ----------  -------------  ----------  ----------  ----------
Weighted Average Shares (Note 10):
  Basic...........................................     127,147       123,967      125,557     113,031     113,031
                                                    ----------  -------------  ----------  ----------  ----------
                                                    ----------  -------------  ----------  ----------  ----------
  Diluted.........................................     127,275       124,029      126,009     113,031     113,031
                                                    ----------  -------------  ----------  ----------  ----------
                                                    ----------  -------------  ----------  ----------  ----------

  The accompanying notes are an integral part of these consolidated financial statements.

                         THE RANDERS GROUP INCORPORATED

                           CONSOLIDATED BALANCE SHEET
                      (IN THOUSANDS EXCEPT SHARE AMOUNTS)

                                                                                OCTOBER 3,   APRIL 4,    MARCH 29,
                                                                                   1998        1998        1997
                                                                               ------------  ---------  -----------
                                                                               (UNAUDITED)
                                                ASSETS
Current Assets:
  Cash and cash equivalents (includes $11,597 and $8,713 under repurchase
    agreement with related party at October 3, 1998 and April 4, 1998).......   $   13,031   $   9,763   $   1,737
  Accounts receivable, less allowances of $1,213, $760, and $706.............       13,338      14,304      11,613
  Unbilled contract costs and fees...........................................       10,456       9,333       8,113
  Prepaid income taxes (Note 4)..............................................        1,342       1,359       1,431
  Prepaid expenses...........................................................          596         373         478
                                                                               ------------  ---------  -----------
                                                                                    38,763      35,132      23,372
                                                                               ------------  ---------  -----------
Property, Plant, and Equipment, at Cost, Net.................................       11,514      11,664       9,035
                                                                               ------------  ---------  -----------
Other Assets (Note 3)........................................................        1,844       1,177       1,373
                                                                               ------------  ---------  -----------

Cost in Excess of Net Assets of Acquired Companies (Note 2)..................       44,630      45,220      41,654
                                                                               ------------  ---------  -----------
                                                                                $   96,751   $  93,193   $  75,434
                                                                               ------------  ---------  -----------
                                                                               ------------  ---------  -----------

                               LIABILITIES AND SHAREHOLDERS' INVESTMENT
Current Liabilities:
  Notes payable and current maturities of long-term obligations (Note 5).....   $      182   $     187   $     648
  Accounts payable...........................................................        4,803       3,809       2,023
  Accrued payroll and employee benefits......................................        3,316       3,254       3,124
  Accrued income taxes.......................................................        1,109       1,016          78
  Other accrued expenses.....................................................          742         725       1,425
  Due to parent company and affiliated companies.............................        1,190         319          36
                                                                               ------------  ---------  -----------
                                                                                    11,342       9,310       7,334
                                                                               ------------  ---------  -----------
Deferred Income Taxes (Note 4)...............................................          888         888       1,096
                                                                               ------------  ---------  -----------
Other Deferred Items.........................................................        1,069       1,049       1,013
                                                                               ------------  ---------  -----------
Long-term Obligations (Note 5)...............................................        1,847       1,948       1,260
                                                                               ------------  ---------  -----------
Commitments and Contingencies (Note 6)
Shareholders' Investment (Notes 2, 3, and 8):
  Common stock, $.0001 par value, 30,000,000 shares authorized; 127,146,733
    pro forma shares issued and outstanding..................................           13          13      --
  Capital in excess of par value.............................................       79,321      79,321      --
  Retained earnings..........................................................        2,271         664      --
  Parent company investment..................................................       --          --          64,731
                                                                               ------------  ---------  -----------
                                                                                    81,605      79,998      64,731
                                                                               ------------  ---------  -----------
                                                                                $   96,751   $  93,193   $  75,434
                                                                               ------------  ---------  -----------
                                                                               ------------  ---------  -----------

  The accompanying notes are an integral part of these consolidated financial statements.

                         THE RANDERS GROUP INCORPORATED

                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                 (IN THOUSANDS)

                                                           SIX MONTHS ENDED                   YEAR ENDED
                                                      --------------------------  -----------------------------------
                                                      OCTOBER 3,   SEPTEMBER 27,  APRIL 4,    MARCH 29,    MARCH 30,
                                                         1998          1997         1998        1997         1996
                                                      -----------  -------------  ---------  -----------  -----------
                                                             (UNAUDITED)
Operating Activities:
  Net income........................................   $   1,607     $   1,825    $   3,153   $   3,580    $   2,379
  Adjustments to reconcile net income to net cash
    provided by (used in) operating activities:
      Depreciation and amortization.................       1,369         1,335        2,675       2,137        2,010
      Loss on sale of assets (Note 9)...............      --            --           --          --              569
      Provision for losses on accounts receivable...         430            81          293         149          208
      Other noncash items...........................        (193)         (101)        (200)       (193)        (155)
      Increase (decrease) in deferred income
        taxes.......................................      --            --             (208)       (109)          52
      Changes in current accounts, excluding the
        effects of transfers of businesses from
        parent company:
          Accounts receivable.......................         174        (1,455)        (874)        590       (1,125)
          Unbilled contract costs and fees..........      (1,123)       (4,394)      (1,338)       (764)      (1,110)
          Other current assets......................        (239)          (49)         369         523          296
          Accounts payable..........................         994           618        1,246        (896)         774
          Other current liabilities.................       1,034          (347)        (636)     (1,487)       1,797
                                                      -----------  -------------  ---------  -----------  -----------
Net cash provided by (used in) operating
  activities........................................       4,053        (2,487)       4,480       3,530        5,695
                                                      -----------  -------------  ---------  -----------  -----------
Investing Activities:
  Purchases of property, plant, and equipment.......        (580)         (892)      (1,531)     (1,003)      (1,303)
  Proceeds from sale of property, plant, and
    equipment.......................................          13            18           18         106          134
  Other.............................................        (106)          (38)         (27)     --           --
                                                      -----------  -------------  ---------  -----------  -----------
Net cash used in investing activities...............        (673)         (912)      (1,540)       (897)      (1,169)
                                                      -----------  -------------  ---------  -----------  -----------
Financing Activities:
  Repayment of note payable.........................        (112)         (125)        (170)       (671)        (628)
  Net transfer (to) from parent company.............      --             2,808        3,424      (1,304)      (3,932)
  Cash acquired from transfer of businesses from
    parent company..................................      --             1,442        1,442         285       --
  Repayment (issuance) of note receivable...........      --            --              390      --             (390)
                                                      -----------  -------------  ---------  -----------  -----------
Net cash provided by (used in) financing
  activities........................................        (112)        4,125        5,086      (1,690)      (4,950)
                                                      -----------  -------------  ---------  -----------  -----------
Increase (Decrease) in Cash and Cash Equivalents....       3,268           726        8,026         943         (424)
Cash and Cash Equivalents at Beginning of Period....       9,763         1,737        1,737         794        1,218
                                                      -----------  -------------  ---------  -----------  -----------
Cash and Cash Equivalents at End of Period..........   $  13,031     $   2,463    $   9,763   $   1,737    $     794
                                                      -----------  -------------  ---------  -----------  -----------
                                                      -----------  -------------  ---------  -----------  -----------
Cash Paid For:
  Interest..........................................   $      83     $     132    $     224   $     205    $     259
  Income taxes......................................   $   1,417     $  --        $     642   $  --        $  --
Noncash Activities:
  Transfer of acquired businesses from parent
    company (Note 2)................................   $  --         $   4,700    $   4,700   $   3,460    $  --

  The accompanying notes are an integral part of these consolidated financial statements.

                         THE RANDERS GROUP INCORPORATED

               CONSOLIDATED STATEMENT OF SHAREHOLDERS' INVESTMENT

                                 (IN THOUSANDS)

                                                                  SIX MONTHS
                                                                     ENDED                  YEAR ENDED
                                                                  -----------  ------------------------------------
                                                                  OCTOBER 3,    APRIL 4,    MARCH 29,    MARCH 30,
                                                                     1998         1998        1997         1996
                                                                  -----------  ----------  -----------  -----------
                                                                  (UNAUDITED)
Common Stock, $.0001 Par Value
  Balance at beginning of period................................   $      13   $       --   $      --    $      --
  Pro forma shares issuable to parent company
    (Note 2)....................................................          --           --          --
  Transfer of Randers from parent company (Note 2)..............          --            1          --           --
                                                                  -----------  ----------  -----------  -----------
    Balance at end of period....................................          13           13          --           --
                                                                  -----------  ----------  -----------  -----------

Capital in Excess of Par Value
  Balance at beginning of period................................      79,321           --          --           --
  Pro forma shares issuable to parent company
    (Note 2)....................................................          --       70,632          --           --
  Transfer of Randers from parent company (Note 2)..............          --        8,597          --           --
  Tax benefit related to employees' and directors' stock
    plans.......................................................          --           92          --           --
                                                                  -----------  ----------  -----------  -----------
    Balance at end of period....................................      79,321       79,321          --           --
                                                                  -----------  ----------  -----------  -----------

Retained Earnings
  Balance at beginning of period................................         664           --          --           --
  Net income after May 12, 1997.................................       1,607        2,752          --           --
  Additional pro forma shares issuable to parent company (Note
    2)..........................................................          --       (2,088)         --           --
                                                                  -----------  ----------  -----------  -----------
    Balance at end of period....................................       2,271          664          --           --
                                                                  -----------  ----------  -----------  -----------

Parent Company Investment
  Balance at beginning of period................................          --       64,731      58,725       60,278
  Net income prior to May 12, 1997..............................          --          401       3,580        2,379
  Transfer of Carlan from parent company (Note 2)...............          --           --       3,730           --
  Net transfer (to) from parent company.........................          --        3,424      (1,304)      (3,932)
  Pro forma shares issuable to parent company
    (Note 2)....................................................          --      (68,556)         --           --
                                                                  -----------  ----------  -----------  -----------
    Balance at end of period....................................          --           --      64,731       58,725
                                                                  -----------  ----------  -----------  -----------
Total Shareholders' Investment..................................   $  81,605   $   79,998   $  64,731    $  58,725
                                                                  -----------  ----------  -----------  -----------
                                                                  -----------  ----------  -----------  -----------

  The accompanying notes are an integral part of these consolidated financial statements.

                         THE RANDERS GROUP INCORPORATED

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  NATURE OF OPERATIONS

    The Randers Group Incorporated (the Company) provides comprehensive engineering and outsourcing services in such areas as water and wastewater treatment, highway and bridge projects, process engineering, construction management, and inspection and operational services.

  RELATIONSHIP WITH THERMO TERRATECH INC. AND PRINCIPLES OF CONSOLIDATION

    As of April 4, 1998, Thermo TerraTech Inc. owned 120,551,051 pro forma shares of the Company's common stock, representing 95% of such pro forma shares outstanding. Thermo TerraTech is an 82%-owned subsidiary of Thermo Electron Corporation. As of April 4, 1998, Thermo Electron owned 1,255,000 shares of the Company's common stock, representing 1% of such pro forma shares outstanding (Note 2).

    The accompanying financial statements include the accounts of the Company and its subsidiaries. All material intercompany accounts and transactions have been eliminated.

  FISCAL YEAR

    The Company has adopted a fiscal year ending the Saturday nearest March 31. References to fiscal 1998, 1997, and 1996 are for the fiscal years ended April 4, 1998, March 29, 1997, and March 30, 1996, respectively. Fiscal year 1998 included 53 weeks; fiscal 1997 and 1996 each included 52 weeks.

  REVENUE RECOGNITION

    Substantially all revenues are earned under contracts. Revenues and profits on contracts are recognized using the percentage-of-completion method. The percentage of completion is determined by relating the actual costs incurred to date to management's estimate of total costs to be incurred on each contract. If a loss is indicated on any contract in process, a provision is made currently for the entire loss. Revenues earned on contracts in process in excess of billings are classified as unbilled contract costs and fees in the accompanying balance sheet. There are no significant amounts included in the accompanying balance sheet that are not expected to be recovered from existing contracts at current contract values, or that are not expected to be collected within one year, including amounts that are billed but not paid under retainage provisions.

  STOCK-BASED COMPENSATION PLANS

    The Company applies Accounting Principles Board Opinion (APB) No. 25, "Accounting for Stock Issued to Employees," and related interpretations in accounting for its stock-based compensation plans (Note 3). Accordingly, no accounting recognition is given to stock options granted at fair market value until they are exercised. Upon exercise, net proceeds, including tax benefits realized, are credited to equity.

  INCOME TAXES

    The Company and Thermo TerraTech have a tax allocation agreement under which the Company will be included in Thermo TerraTech's consolidated federal and certain state income tax returns upon Thermo TerraTech's ownership of the Company exceeding 80% as a result of the transactions contemplated in Note 2. The agreement provides that in years in which the Company has taxable income, it will pay to Thermo

                         THE RANDERS GROUP INCORPORATED

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)
TerraTech amounts comparable to the taxes the Company would have paid had it filed separate tax returns. If Thermo TerraTech's equity ownership of the Company were to subsequently drop below 80%, the Company would be required to file its own income tax returns.

    In accordance with Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes," the Company recognizes deferred income taxes based on the expected future tax consequences of differences between the financial statement basis and the tax basis of assets and liabilities, calculated using enacted tax rates in effect for the year in which the differences are expected to be reflected in the tax return.

  EARNINGS PER SHARE

    During the quarter ended January 3, 1998, the Company adopted SFAS No. 128, "Earnings per Share" (Note 10). As a result, all previously reported earnings per share have been restated. Basic earnings per share have been computed by dividing net income by the weighted average number of pro forma shares outstanding during the year (Note 2). Diluted earnings per share have been computed assuming the exercise of stock options, as well as their related income tax effects. Shares issuable in connection with the transactions contemplated in
Note 2 have been shown as outstanding for all periods presented for purposes of computing earnings per share.

  CASH AND CASH EQUIVALENTS

    At April 4, 1998, $8,713,000 of the Company's cash equivalents were invested in a repurchase agreement with Thermo Electron. Under this agreement, the Company in effect lends excess cash to Thermo Electron, which Thermo Electron collateralizes with investments principally consisting of corporate notes, commercial paper, U.S. government-agency securities, money market funds, and other marketable securities, in the amount of at least 103% of such obligation. The Company's funds subject to the repurchase agreement are readily convertible into cash by the Company and have an original maturity of three months or less. The Company's repurchase agreement earns a rate based on the 90-day Commercial Paper Composite Rate plus 25 basis points, set at the beginning of each quarter. At fiscal year-end 1998, the Company's cash equivalents also included investments in commercial paper which have an original maturity of three months or less. Cash equivalents are carried at cost, which approximates market value.

  PROPERTY, PLANT, AND EQUIPMENT

    The costs of additions and improvements are capitalized, while maintenance and repairs are charged to expense as incurred. The Company provides for depreciation and amortization using the straight-line method over the estimated useful lives of the property as follows: buildings and improvements, 30 to 40

                         THE RANDERS GROUP INCORPORATED

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) years; machinery and equipment, 3 to 10 years; and leasehold improvements, the shorter of the term of the lease or the life of the asset. Property, plant, and equipment consists of the following:

                                                                             1998       1997
                                                                           ---------  ---------
                                                                              (IN THOUSANDS)
Land.....................................................................  $   1,044  $     674
Buildings................................................................      7,157      5,334
Machinery, Equipment, and Leasehold Improvements.........................      7,515      5,855
                                                                           ---------  ---------
                                                                              15,716     11,863
Less: Accumulated Depreciation and Amortization..........................      4,052      2,828
                                                                           ---------  ---------
                                                                           $  11,664  $   9,035
                                                                           ---------  ---------
                                                                           ---------  ---------

  COST IN EXCESS OF NET ASSETS OF ACQUIRED COMPANIES

    The excess of cost over the fair value of net assets of acquired businesses is amortized using the straight-line method over 40 years. Accumulated amortization was $6,574,000 and $5,405,000 at fiscal year-end 1998 and 1997, respectively. The Company assesses the future useful life of this asset whenever events or changes in circumstances indicate that the current useful life has diminished. The Company considers the future undiscounted cash flows of the acquired businesses in assessing the recoverability of this asset. If impairment has occurred, any excess of carrying value over fair value is recorded as a loss.

  FAIR VALUE OF FINANCIAL INSTRUMENTS

    The Company's financial instruments consist primarily of cash and cash equivalents, accounts receiv-

able, notes payable, accounts payable, and long-term obligations. Their respective carrying amounts in the accompanying balance sheet, excluding long-term obligations, approximated fair value due to their short-term nature. The fair value of the Company's long-term obligations at fiscal year-end 1998 and 1997 approximated carrying value based on borrowing rates available to the Company at the respective year ends.

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  RECLASSIFICATIONS

    Certain prior year amounts have been reclassified from their previous presentation.

  INTERIM FINANCIAL STATEMENTS

    The financial statements as of October 3, 1998 and for the six-month periods ended October 3, 1998 and September 27, 1997 are unaudited, but, in the opinion of management, reflect all adjustments of a

                         THE RANDERS GROUP INCORPORATED

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) normal recurring nature necessary for a fair presentation of results for these interim periods. The results of operations for the six-month period ended October 3, 1998, are not necessarily indicative of the results to be expected for the entire year.

2. ACQUISITIONS AND BASIS OF ACCOUNTING

    On May 12, 1997, Thermo TerraTech purchased a controlling interest in Randers. Thermo TerraTech purchased 7,100,000 shares of Randers common stock from certain members of Randers' management, and 420,000 shares from Thermo Power Corporation, an affiliate of Thermo TerraTech, at a price of $0.625 per share, for an aggregate cost of $4,700,000. Following these transactions and currently, Thermo TerraTech owns 53.3% of Randers' actual outstanding common stock. In addition, Thermo Electron owns 8.9% of Randers' actual outstanding common stock.

    Subsequently, in September 1997, Thermo TerraTech and Randers entered into a definitive agreement to transfer Thermo TerraTech's wholly owned engineering and consulting businesses (known as The Killam Group) to Randers, in exchange for newly issued shares of Randers' common stock. Effective April 4, 1998, the agreement was amended to provide that the price for these businesses would be equal to $70,644,407, the book value of the transferred businesses as of April 4, 1998. The number of new shares of Randers' common stock to be issued to Thermo TerraTech would equal such book value on April 4, 1998, divided by $0.625, or 113,031,051 shares. The shares to be issued to Thermo TerraTech include 3,341,800 shares related to the increase in value resulting from the earnings of The Killam Group from May 12, 1997, through April 4, 1998, which totaled approximately $2,088,000. Upon such issuance, Thermo TerraTech and Thermo Electron would own approximately 94.8% and 1.0% of Randers' outstanding common stock, respectively. The transfer is subject to approval of the transaction by Randers' shareholders and continued listing of Randers' common stock on the American Stock Exchange following the transaction. However, because Thermo TerraTech currently owns 53.3% of Randers' actual outstanding common stock, approval by Randers' shareholders is assured. For purposes of computing weighted average shares, the 113,031,051 shares of Randers' common stock to be issued in connection with the acquisition of The Killam Group are considered to be outstanding for all periods presented, and the 14,115,682 shares of Randers' common stock that were outstanding as of May 12, 1997, the date on which Thermo TerraTech acquired a majority interest in Randers, are considered outstanding as of that date.

    This transaction has been accounted for in accordance with Staff Accounting Bulletin Topic 2-A2, pursuant to which The Killam Group has been treated as the "accounting acquiror" because Thermo TerraTech owns the larger portion of the voting rights of Randers as a result of the above mentioned transactions. Accordingly, the historical financial information of Randers has been restated to solely reflect the financial information of The Killam Group for periods prior to May 12, 1997, the date on which Thermo TerraTech acquired a majority interest in Randers. Results from May 12, 1997, reflect the combined results of The Killam Group and Randers. Consequently, references to the Company prior to May 12, 1997, refer solely to The Killam Group.

                         THE RANDERS GROUP INCORPORATED

2. ACQUISITIONS AND BASIS OF ACCOUNTING (CONTINUED)
    Based on unaudited data, the following table presents selected financial information for The Killam Group and Randers on a pro forma basis, assuming the companies had been combined since the beginning of fiscal 1997.

                                                                                                1998       1997
                                                                                              ---------  ---------
                                                                                              (IN THOUSANDS EXCEPT
                                                                                               PER SHARE AMOUNTS)
Revenues....................................................................................  $  72,720  $  76,775
Net Income..................................................................................      3,150      4,213
Earnings per Share:
  Basic.....................................................................................        .03        .03
  Diluted...................................................................................        .02        .03

    The pro forma results are not necessarily indicative of future operations or the actual results that would have occurred had the businesses been combined from the beginning of fiscal 1997.

    In November 1996, Thermo TerraTech acquired Carlan Consulting Group, Inc., a provider of transportation and environmental consulting and professional engineering and architectural services for $3,460,000. Immediately subsequent to Thermo TerraTech's acquisition of Carlan, Thermo TerraTech contributed this business to the Company. Pro forma results have not been presented as the results of Carlan were not material to the Company's results of operations.

    These transactions have been accounted for using the purchase method of accounting, and their results of operations have been included in the accompanying financial statements from the respective dates of acquisition by Thermo TerraTech. The aggregate cost of Randers and Carlan exceeded the estimated fair value of the acquired net assets by $7,760,000, which is being amortized over 40 years. Allocation of the purchase price was based on estimates of the fair value of the net assets acquired and, for the Randers transaction, is subject to adjustment, although the Company has no information which indicates that the final allocation of purchase price will be different than the preliminary estimate.

3. EMPLOYEE BENEFIT PLANS

  STOCK-BASED COMPENSATION PLANS

    STOCK OPTION PLANS

    In November 1997, the Company adopted a stock-based compensation plan for its key employees, directors and others, which permits the grant of stock and stock-based awards as determined by the human resources committee of the Company's Board of Directors (the Board Committee), including restricted stock, stock options, stock bonus shares or performance-based shares. The option recipients and the terms of options granted under this plan are determined by the Board Committee. Generally, options granted to date are exercisable immediately, but are subject to certain transfer restrictions and the right of the Company to repurchase shares issued upon exercise of the options at the exercise price, upon certain events. The restrictions and repurchase rights generally lapse ratably over a five- to ten-year period, depending on the term of the option, which generally ranges from seven to twelve years. Nonqualified stock options may be granted at any price determined by the Board Committee, although incentive stock options must be granted at not less than the fair market value of the Company's stock on the date of grant. To date, all options have been granted at fair market value.

                         THE RANDERS GROUP INCORPORATED

3. EMPLOYEE BENEFIT PLANS (CONTINUED)
    In connection with the transfer of Randers in fiscal 1998, the Company assumed certain outstanding options granted under Randers' incentive stock option plan. The Randers' options become exercisable over the vesting period. Options vest 50% in the first year after the date of grant and 25% in each of the second and third years after the date of grant. These options expire 10 years from the date of grant.

    In addition to the Company's stock-based compensation plans, certain officers and key employees may also participate in the stock-based compensation plans of Thermo Electron and Thermo TerraTech.

    A summary of the Company's stock option information is as follows:

                                                                                     1998
                                                                           ------------------------
                                                                                         WEIGHTED
                                                                             NUMBER       AVERAGE
                                                                               OF        EXERCISE
                                                                             SHARES        PRICE
                                                                           -----------  -----------
                                                                            (SHARES IN THOUSANDS)
Options Outstanding, Beginning of Year...................................      --        $  --
  Granted................................................................       6,860          .65
  Forfeited..............................................................        (120)         .65
  Randers' options outstanding at time of transfer.......................         694          .72
                                                                                -----   -----------
Options Outstanding, End of Year.........................................       7,434    $     .66
                                                                                -----   -----------
                                                                                -----   -----------
Options Exercisable......................................................       7,283    $     .65
                                                                                -----   -----------
                                                                                -----   -----------
Options Available for Grant..............................................       3,260
                                                                                -----
                                                                                -----

    As of April 4, 1998, the options outstanding were exercisable at prices ranging from $0.63 to $0.88 and had a weighted average remaining contractual life of 6.5 years. The information for options outstanding as of April 4, 1998, does not differ materially for options exercisable.

  EMPLOYEE STOCK PURCHASE PROGRAM

    Substantially all of the Company's full-time employees are eligible to participate in an employee stock purchase program sponsored by Thermo TerraTech and Thermo Electron. Under this program, shares of Thermo TerraTech's and Thermo Electron's common stock can be purchased at the end of a 12-month period at 95% of the fair market value at the beginning of the period, and the shares purchased are subject to a six-month resale restriction. Shares are purchased through payroll deductions of up to 10% of each participating employee's gross wages.

  PRO FORMA STOCK-BASED COMPENSATION PLANS EXPENSE

    In October 1995, the Financial Accounting Standards Board issued SFAS No. 123, "Accounting for Stock-Based Compensation," which sets forth a fair-value based method of recognizing stock-based compensation expense. As permitted by SFAS No. 123, the Company has elected to continue to apply APB 25 in accounting for its stock-based compensation plans. Had compensation cost for awards in fiscal 1998 under the Company's stock-based compensation plans been determined based on the fair value at the

                         THE RANDERS GROUP INCORPORATED

3. EMPLOYEE BENEFIT PLANS (CONTINUED)
grant dates consistent with the method set forth under SFAS No. 123, the effect on the Company's net income and earnings per share would have been as follows:

                                                                                  1998
                                                                           -------------------
                                                                              (IN THOUSANDS
                                                                                 EXCEPT
                                                                           PER SHARE AMOUNTS)
Net Income:
  As reported............................................................       $   3,153
  Pro forma..............................................................           2,786
Basic and Diluted Earnings per Share:
  As reported............................................................             .03
  Pro forma..............................................................             .02

    Pro forma compensation expense for options granted is reflected over the vesting period; therefore future pro forma compensation expense may be greater as additional options are granted.

    The weighted average fair value per share of options granted was $0.65 in fiscal 1998. The fair value of each option grant is estimated on the grant date using the Black-Scholes option-pricing model with the following weighted-average assumptions:

                                                                                            1998
                                                                                            -----
Volatility.............................................................................          27%
Risk-free Interest Rate................................................................         5.7%
Expected Life of Options...............................................................         5.0years

    The Black-Scholes option-pricing model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option-pricing models require the input of highly subjective assumptions. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

  401(K) SAVINGS PLANS

    The majority of the Company's full-time employees are eligible to participate in 401(k) savings plans. Contributions to the 401(k) savings plans are made by both the employee and the Company. Company contributions are based upon the level of employee contributions. For these plans, the Company contributed and charged to expense $1,272,000, $1,130,000, and $1,100,000 in fiscal 1998, 1997, and 1996, respectively.

  PENSION PLAN

    One of the Company's divisions has a noncontributory defined benefit retirement plan for salaried employees. This plan has been frozen and all participants who had not been credited with the maximum years of service continue to receive such credit up to the allowable maximum based on continued service. Benefits under the plan are based on years of service and employees' compensation during the last years of employment. Funds are contributed to a trustee as necessary to provide for current service and for any unfunded projected benefit obligation over a reasonable period.

                         THE RANDERS GROUP INCORPORATED

3. EMPLOYEE BENEFIT PLANS (CONTINUED)
    Net periodic pension income includes the following components:

                                                                       1998       1997       1996
                                                                     ---------  ---------  ---------
                                                                             (IN THOUSANDS)
Interest Cost on Projected Benefit Obligation......................  $    (711) $    (677) $    (613)
Return on Plan Assets..............................................        928        964      1,689
Amortization of Unrecognized Obligation............................     --            (97)      (955)
                                                                     ---------  ---------  ---------
Net periodic pension income........................................  $     217  $     190  $     121
                                                                     ---------  ---------  ---------
                                                                     ---------  ---------  ---------

    The funded status of the Company's defined benefit pension plan is as follows:

                                                                           1998        1997
                                                                        ----------  ----------
                                                                            (IN THOUSANDS)
Actuarial Present Value of Benefit Obligations:
  Vested benefits.....................................................  $   10,025  $    9,543
  Nonvested benefits..................................................           3          20
                                                                        ----------  ----------
Projected Benefit Obligation..........................................      10,028       9,563
Plan Assets at Fair Value.............................................     (12,756)    (10,456)
                                                                        ----------  ----------
Plan Assets Greater Than Projected Benefit
  Obligation..........................................................      (2,728)       (893)
Unrecognized Net Gain.................................................       1,639          21
                                                                        ----------  ----------
Prepaid pension costs.................................................  $   (1,089) $     (872)
                                                                        ----------  ----------
                                                                        ----------  ----------

    Actuarial assumptions used to determine the net periodic pension costs are:

                                                                              1998         1997         1996
                                                                              -----        -----        -----
Discount Rate............................................................         7.5%         7.5%           8%
Rate of Increase in Salary Levels........................................           0%           0%           5%
Expected Long-term Rate of Return on Assets..............................           9%           9%           9%

  OTHER POSTRETIREMENT BENEFITS

    In addition to providing pension benefits, one of the Company's divisions provided other postretirement benefits for employees who met certain age and length-of-service requirements. Under SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," the expected cost of these postretirement benefits must be charged to expense during the years that the employees render service. This postretirement benefit plan has been frozen and the Company recorded the accumulated postretirement obligation calculated as of that date.

                         THE RANDERS GROUP INCORPORATED

3. EMPLOYEE BENEFIT PLANS (CONTINUED)
    Net postretirement healthcare cost includes the following components:

                                                                              1998         1997         1996
                                                                              -----        -----        -----
                                                                                      (IN THOUSANDS)
Interest Cost on Accumulated
  Postretirement Benefit Obligation......................................   $      66    $      91    $      69
Amortization of Transition Obligation Over 20 Years......................         (16)         (11)         (29)
                                                                                  ---          ---          ---
Net postretirement health care cost......................................   $      50    $      80    $      40
                                                                                  ---          ---          ---
                                                                                  ---          ---          ---

    For measurement purposes, the following table illustrates the annual rate of increase in the per capita cost of covered healthcare claims:

                                                                                          ANNUAL RATE
                                                                                  ----------------------------
                                                                                     PRE-65         POST-65
                                                                                     ------      -------------
1998............................................................................            8%             6%
1997............................................................................            8%             6%
1996............................................................................            9%             7%

    The pre-65 rate decreases gradually to 6% until the year 2000 and remains at that level thereafter. The healthcare cost trend rate assumption has a significant effect on the amounts reported. To illustrate, increasing the assumed healthcare cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation as of April 4, 1998, by $71,000 and the aggregate of the service and interest cost components of net postretirement health care cost for the year then ended by $5,000. The discount rates used in determining the accumulated postretirement benefit obligations were 7.5% and 8% in fiscal 1998 and 1997, respectively.

    The following table reconciles the plan's funded status to the accrued postretirement healthcare cost liability as reflected on the balance sheet:

                                                                                 1998       1997
                                                                               ---------  ---------
                                                                                  (IN THOUSANDS)
Accumulated Postretirement Benefit Obligation:
  Retirees...................................................................  $     495  $     350
  Other fully eligible participants..........................................        191        575
                                                                               ---------  ---------
                                                                                     686        925
Unrecognized Net Gain........................................................        324         70
                                                                               ---------  ---------
  Accrued postretirement healthcare cost liability...........................  $   1,010  $     995
                                                                               ---------  ---------
                                                                               ---------  ---------

                         THE RANDERS GROUP INCORPORATED

4. INCOME TAXES

    The components of the provision for income taxes are as follows:

                                                                                         1998       1997       1996
                                                                                       ---------  ---------  ---------
                                                                                               (IN THOUSANDS)
Currently Payable:
  Federal............................................................................  $   2,398  $   2,306  $   1,360
  State..............................................................................        617        654        386
                                                                                       ---------  ---------  ---------
                                                                                           3,015      2,960      1,746
                                                                                       ---------  ---------  ---------
Net Deferred:
  Federal............................................................................       (180)       121        460
  State..............................................................................        (32)        36        134
                                                                                       ---------  ---------  ---------
                                                                                            (212)       157        594
                                                                                       ---------  ---------  ---------
                                                                                       $   2,803  $   3,117  $   2,340
                                                                                       ---------  ---------  ---------
                                                                                       ---------  ---------  ---------

    The Company receives a tax deduction upon exercise of nonqualified stock options by employees for the difference between the exercise price and the market price of the Company's stock on the date of exercise. The provision for income taxes that is currently payable does not reflect $92,000 of such benefits the Company allocated to capital in excess of par value in fiscal 1998.

    Provision for income taxes in the accompanying statement of income differs from the provision calculated by applying the statutory federal income tax rate of 34% to income before provision for income taxes due to the following:

                                                                                         1998       1997       1996
                                                                                       ---------  ---------  ---------
                                                                                               (IN THOUSANDS)
Provision for Income Taxes at Statutory Rate.........................................  $   2,025  $   2,277  $   1,604
Increases (Decreases) Resulting From:
  State income taxes, net of federal tax.............................................        386        455        343
  Amortization of cost in excess of net assets of acquired companies.................        412        363        366
  Other, net.........................................................................        (20)        22         27
                                                                                       ---------  ---------  ---------
                                                                                       $   2,803  $   3,117  $   2,340
                                                                                       ---------  ---------  ---------
                                                                                       ---------  ---------  ---------

                         THE RANDERS GROUP INCORPORATED

4. INCOME TAXES (CONTINUED)
    Prepaid income taxes and deferred income taxes in the accompanying balance sheet consist of the following:

                                                                                                   1998       1997
                                                                                                 ---------  ---------
                                                                                                    (IN THOUSANDS)
Prepaid Income Taxes:
  Reserves and other accruals..................................................................  $     706  $     924
  Accrued compensation.........................................................................        759        507
  Other........................................................................................       (106)    --
                                                                                                 ---------  ---------
                                                                                                 $   1,359  $   1,431
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------
Deferred Income Taxes:
  Depreciation.................................................................................  $   1,078  $   1,096
  Intangible assets............................................................................        (82)    --
  State net operating loss carryforward........................................................       (108)    --
                                                                                                 ---------  ---------
                                                                                                 $     888  $   1,096
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

5. SHORT- AND LONG-TERM OBLIGATIONS

  SHORT-TERM OBLIGATIONS

    The Company had a $500,000 installment note payable outstanding at fiscal year-end 1997, which bore interest at 6.7% and was repaid in September 1997.

  LONG-TERM OBLIGATIONS

    Long-term obligations of the Company are as follows:

                                                                                                   1998       1997
                                                                                                 ---------  ---------
                                                                                                    (IN THOUSANDS)
  6.75% Mortgage loan, payable in monthly installments of $9,
    with final payment in 2008.................................................................  $   1,173  $   1,293
  Mortgage loan, payable in monthly installments of $12,
    with final payment in 2003(a)..............................................................        949     --
  Other........................................................................................         13        115
                                                                                                 ---------  ---------
                                                                                                     2,135      1,408
  Less: Current maturities of long-term obligations............................................        187        148
                                                                                                 ---------  ---------
                                                                                                 $   1,948  $   1,260
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

------------------------

(a) Bears interest at Prime Rate, which was 8.5% at April 4, 1998.

    The annual requirements for long-term obligations as of April 4, 1998, are $187,000 in fiscal 1999; $181,000 in fiscal 2000; $188,000 in fiscal 2001;
$195,000 in fiscal 2002; $760,000 in fiscal 2003; and $624,000 in fiscal 2004 and thereafter. Total requirements of long-term obligations are $2,135,000.

                         THE RANDERS GROUP INCORPORATED

6. COMMITMENTS AND CONTINGENCIES

  OPERATING LEASES

    The Company leases portions of its office and operating facilities under various operating lease arrangements. The accompanying statement of income includes expenses from operating leases of $2,498,000, $2,068,000, and $1,593,000 in fiscal 1998, 1997, and 1996, respectively. Future minimum payments due under noncancelable operating leases at April 4, 1998, are $2,142,000 in fiscal 1999; $1,677,000 in fiscal 2000; $1,180,000 in fiscal 2001, $851,000 in fiscal 2002; $570,000 in fiscal 2003; and $16,000 in fiscal 2004 and thereafter. Total future minimum lease payments are $6,436,000.

  CONTINGENCIES

    The Company is contingently liable with respect to lawsuits and other matters that arose in the ordinary course of business. In the opinion of management, these contingencies will not have a material adverse effect upon the financial position of the Company or its results of operations.

7. RELATED-PARTY TRANSACTIONS

  CORPORATE SERVICES AGREEMENT

    The Company and Thermo Electron have a corporate services agreement under which Thermo Electron's corporate staff provides certain administrative services, including certain legal advice and services, risk management, certain employee benefit administration, tax advice and preparation of tax returns, centralized cash management, and certain financial and other services, for which the Company pays Thermo Electron annually an amount equal to 0.8% of the Company's revenues in calendar 1998. In calendar 1997 and 1996 the Company paid an amount equal to 1.0% of the Company's revenues. Prior to January 1, 1996, the Company paid an annual fee equal to 1.20% of the Company's revenues. The annual fee is reviewed and adjusted annually by mutual agreement of the parties. For these services, the Company was charged $679,000, $644,000, and $589,000 in fiscal 1998, 1997, and 1996, respectively. Management believes that the service fee charged by Thermo Electron is reasonable and that such fees are representative of the expenses the Company would have incurred on a stand-alone basis. The corporate services agreement is renewed annually but can be terminated upon 30 days' prior notice by the Company or upon the Company's withdrawal from the Thermo Electron Corporate Charter (the Thermo Electron Corporate Charter defines the relationship among Thermo Electron and its majority-owned subsidiaries). For additional items such as employee benefit plans, insurance coverage and other identifiable costs, Thermo Electron charges the Company based upon costs attributable to the Company.

  REPURCHASE AGREEMENT

    The Company invests cash in a repurchase agreement with Thermo Electron as discussed in Note 1.

8. COMMON STOCK

    In January 1998, the Company's Board of Directors voted to effect a one-for-five reverse stock split. The proposal is subject to approval by the Company's shareholders. A special shareholders' meeting is expected to be held at which a vote will occur. Pro forma common shares outstanding as of April 4, 1998,

                         THE RANDERS GROUP INCORPORATED

8. COMMON STOCK (CONTINUED)
on a restated basis to reflect the reverse stock split, would have been 25,429,347 shares. The following table presents other selected financial data on a restated basis to reflect the reverse stock split.

                                                                                         1998       1997       1996
                                                                                       ---------  ---------  ---------
                                                                                       (IN THOUSANDS EXCEPT PER SHARE
                                                                                                  AMOUNTS)
Basic and Diluted Earnings per Share                                                   $     .13  $     .16  $     .11
Weighted Average Shares:
  Basic..............................................................................     25,111     22,606     22,606
  Diluted............................................................................     25,202     22,606     22,606

    At April 4, 1998, the Company had reserved 10,818,500 unissued shares of its common stock for possible issuance under stock-based compensation plans.

9. LOSS ON SALE OF ASSETS

    In fiscal 1996, the Company sold to a management group the assets of a small civil engineering design office in Williston, Vermont, that was no longer included in the geographic expansion plans of the Company. An intangible asset of $569,000 associated with this office was not recovered in the sale price and, accordingly, was written off. This noncash expense is nondeductible for tax purposes. Sales and earnings of this office were not material to the Company.

10. EARNINGS PER SHARE

    Basic and diluted earnings per share were calculated as follows:

                                                             SIX MONTHS ENDED
                                                        --------------------------            FISCAL YEAR
                                                        OCTOBER 3,   SEPTEMBER 27,  -------------------------------
                                                           1998          1997         1998       1997       1996
                                                        -----------  -------------  ---------  ---------  ---------
                                                               (UNAUDITED)
                                                                  (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
BASIC
Net Income............................................   $   1,607     $   1,825    $   3,153  $   3,580  $   2,379
                                                        -----------  -------------  ---------  ---------  ---------
Shares Issuable in Connection With the Acquisition of
  The Killam Group (Note 2)...........................     113,031       113,031      113,031    113,031    113,031
Randers' Weighted Average Shares Outstanding From May
  12, 1997, Date of Acquisition by Thermo TerraTech
  (Note 2)............................................      14,116        10,936       12,526     --         --
                                                        -----------  -------------  ---------  ---------  ---------
Pro Forma Weighted Average Shares.....................     127,147       123,967      125,557    113,031    113,031
                                                        -----------  -------------  ---------  ---------  ---------
Basic Earnings per Share..............................   $     .01     $     .01    $     .03  $     .03  $     .02
                                                        -----------  -------------  ---------  ---------  ---------
                                                        -----------  -------------  ---------  ---------  ---------
DILUTED
Net Income............................................   $   1,607     $   1,825    $   3,153  $   3,580  $   2,379
                                                        -----------  -------------  ---------  ---------  ---------
Pro Forma Weighted Average Shares.....................     127,147       123,967      125,557    113,031    113,031
Effect of Stock Options...............................         128            62          452     --         --
                                                        -----------  -------------  ---------  ---------  ---------
Pro Forma Weighted Average Shares, as Adjusted........     127,275       124,029      126,009    113,031    113,031
                                                        -----------  -------------  ---------  ---------  ---------
Diluted Earnings per Share............................   $     .01     $     .01    $     .03  $     .03  $     .02
                                                        -----------  -------------  ---------  ---------  ---------
                                                        -----------  -------------  ---------  ---------  ---------

                         THE RANDERS GROUP INCORPORATED

10. EARNINGS PER SHARE (CONTINUED)
    The computation of diluted earnings per share excludes the effect of assuming the exercise of certain outstanding stock options because the effect would be antidilutive. As of April 4, 1998, there were 212,000 shares of such options outstanding, with an exercise price of $.88 per share.

11. UNAUDITED QUARTERLY INFORMATION (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

1999                                                                      FIRST     SECOND
----------------------------------------------------------------------  ---------  ---------
Revenues..............................................................  $  20,083  $  20,988
Gross Profit..........................................................      5,029      4,699
Net Income............................................................        788        819
Basic and Diluted Earnings per Share..................................        .01        .01

1998                                                                    FIRST(A)    SECOND      THIRD     FOURTH
----------------------------------------------------------------------  ---------  ---------  ---------  ---------
Revenues..............................................................  $  16,844  $  18,231  $  18,269  $  18,239
Gross Profit..........................................................      4,492      4,745      5,024      4,484
Net Income............................................................        841        984        906        422
Basic and Diluted Earnings per Share..................................        .01        .01        .01     --

1997                                                                      FIRST     SECOND    THIRD(B)    FOURTH
----------------------------------------------------------------------  ---------  ---------  ---------  ---------
Revenues..............................................................  $  17,722  $  15,893  $  15,346  $  15,413
Gross Profit..........................................................      4,283      4,256      3,999      3,788
Net Income............................................................      1,029      1,048        792        711
Basic and Diluted Earnings per Share..................................        .01        .01        .01        .01

------------------------

(a) Reflects the May 1997 acquisition of Randers by Thermo TerraTech (Note 2), subsequently transferred to the Company.

(b) Reflects the November 1996 acquisition of Carlan by Thermo TerraTech (Note
    2), subsequently transferred to the Company.

12. SUBSEQUENT EVENT

    On August 12, 1998, Thermo Electron announced a proposed reorganization involving certain of Thermo Electron's subsidiaries, including the Company. As part of this reorganization, Thermo Electron announced that the Company may be taken private and become a wholly owned subsidiary of Thermo TerraTech. It is currently contemplated that shareholders of the Company would receive shares of common stock, $.10 par value per share, of Thermo TerraTech in exchange for their shares of the Company's common stock. The completion of this transaction is subject to numerous conditions, including the establishment of prices or exchange ratios; confirmation of anticipated tax consequences; the approval of the Board of Directors of Thermo TerraTech; the negotiation and execution of a definitive merger agreement; the receipt of a fairness opinion from an investment banking firm that the transaction is fair to the Company's shareholders (other than Thermo TerraTech and Thermo Electron) from a financial point of view; the approval of the Company's Board of Directors, including its independent directors; and clearance by the Securities and Exchange Commission of any necessary documents regarding the proposed transaction.

                             THE KILLAM GROUP INC.
                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE KILLAM GROUP INC.:

    We have audited the accompanying combined balance sheet of The Killam Group Inc. (Note 1) as of April 4, 1998, and March 29, 1997, and the related combined statements of income, cash flows, and parent company investment for each of the three years in the period ended April 4, 1998. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of The Killam Group Inc. as of April 4, 1998, and March 29, 1997, and the results of their operations and their cash flows for each of the three years in the period ended April 4, 1998, in conformity with generally accepted accounting principles.

                                          Arthur Andersen LLP

Boston, Massachusetts

May 12, 1998

                             THE KILLAM GROUP INC.

                          COMBINED STATEMENT OF INCOME

                                 (IN THOUSANDS)

                                                           SIX MONTHS ENDED                   YEAR ENDED
                                                      --------------------------  -----------------------------------
                                                      OCTOBER 3,   SEPTEMBER 27,  APRIL 4,    MARCH 29,    MARCH 30,
                                                         1998          1997         1998        1997         1996
                                                      -----------  -------------  ---------  -----------  -----------
                                                             (UNAUDITED)
Revenues............................................   $  31,850     $  31,060    $  60,429   $  64,374    $  58,515
                                                      -----------  -------------  ---------  -----------  -----------
Costs and Operating Expenses:
  Cost of revenues..................................      23,802        22,948       44,830      48,048       45,012
  Selling, general, and administrative expenses
    (Note 7)........................................       5,679         5,208       10,751       9,555        8,131
  Loss on sale of assets (Note 8)...................      --            --           --          --              569
                                                      -----------  -------------  ---------  -----------  -----------
                                                          29,481        28,156       55,581      57,603       53,712
                                                      -----------  -------------  ---------  -----------  -----------
Operating Income....................................       2,369         2,904        4,848       6,771        4,803
Interest Income.....................................         279            25          156         110          173
Interest Expense....................................         (41)          (80)        (119)       (184)        (257)
                                                      -----------  -------------  ---------  -----------  -----------
Income Before Provision for Income Taxes............       2,607         2,849        4,885       6,697        4,719
Provision for Income Taxes (Note 4).................       1,264         1,290        2,396       3,117        2,340
                                                      -----------  -------------  ---------  -----------  -----------
Net Income..........................................   $   1,343     $   1,559    $   2,489   $   3,580    $   2,379
                                                      -----------  -------------  ---------  -----------  -----------
                                                      -----------  -------------  ---------  -----------  -----------

    The accompanying notes are an integral part of these combined financial statements.

                             THE KILLAM GROUP INC.

                             COMBINED BALANCE SHEET

                                 (IN THOUSANDS)

                                                                                OCTOBER 3,   APRIL 4,    MARCH 29,
                                                                                   1998        1998        1997
                                                                                -----------  ---------  -----------
                                                                                (UNAUDITED)
                                                ASSETS
Current Assets:
  Cash and cash equivalents (includes $9,893 and $7,604 under repurchase
    agreement with related party in 1999 and 1998)............................   $  10,797   $   8,262   $   1,737
  Accounts receivable, less allowances of $1,123, $722 and $706...............      11,286      12,587      11,613
  Unbilled contract costs and fees............................................       9,203       8,049       8,113
  Prepaid income taxes (Note 4)...............................................       1,271       1,302       1,431
  Prepaid expenses............................................................         472         318         478
                                                                                -----------  ---------  -----------
                                                                                    33,029      30,518      23,372
                                                                                -----------  ---------  -----------
Property, Plant, and Equipment, at Cost, Net..................................       8,889       9,045       9,035
                                                                                -----------  ---------  -----------
Other Assets (Note 3).........................................................       1,823       1,173       1,373
                                                                                -----------  ---------  -----------
Cost in Excess of Net Assets of Acquired Companies (Note 2)...................      40,157      40,738      41,654
                                                                                -----------  ---------  -----------
                                                                                 $  83,898   $  81,474   $  75,434
                                                                                -----------  ---------  -----------
                                                                                -----------  ---------  -----------
                              LIABILITIES AND PARENT COMPANY INVESTMENT
Current Liabilities:
  Notes payable and current maturities of long-term obligations (Note 5)......   $     113   $     122   $     648
  Accounts payable............................................................       3,065       3,072       2,023
  Accrued payroll and employee benefits.......................................       2,919       2,726       3,124
  Accrued income taxes........................................................       1,261       1,054          78
  Other accrued expenses......................................................         466         623       1,425
  Due to parent company.......................................................       1,190         300          36
                                                                                -----------  ---------  -----------
                                                                                     9,014       7,897       7,334
                                                                                -----------  ---------  -----------
Deferred Income Taxes (Note 4)................................................         820         820       1,096
                                                                                -----------  ---------  -----------
Other Deferred Items..........................................................       1,069       1,049       1,013
                                                                                -----------  ---------  -----------
Long-term Obligations (Note 5)................................................       1,008       1,064       1,260
                                                                                -----------  ---------  -----------
Commitments and Contingencies (Note 6)........................................
Parent Company Investment.....................................................      71,987      70,644      64,731
                                                                                -----------  ---------  -----------
                                                                                 $  83,898   $  81,474   $  75,434
                                                                                -----------  ---------  -----------
                                                                                -----------  ---------  -----------

    The accompanying notes are an integral part of these combined financial statements.

                             THE KILLAM GROUP INC.

                        COMBINED STATEMENT OF CASH FLOWS

                                 (IN THOUSANDS)

                                                                   SIX MONTHS ENDED                   YEAR ENDED
                                                              --------------------------  -----------------------------------
                                                              OCTOBER 3,   SEPTEMBER 27,  APRIL 4,    MARCH 29,    MARCH 30,
                                                                 1998          1997         1998        1997         1996
                                                              -----------  -------------  ---------  -----------  -----------
                                                                     (UNAUDITED)
OPERATING ACTIVITIES:
  Net income................................................   $   1,343     $   1,559    $   2,489   $   3,580    $   2,379
  Adjustments to reconcile net income to net cash provided
    by operating activities:
      Depreciation and amortization.........................       1,186     $   1,227        2,363       2,137        2,010
      Loss on sale of assets (Note 8).......................      --            --           --          --              569
      Provision for losses on accounts receivable...........         378            84          255         149          208
      Other noncash items...................................        (208)         (101)        (200)       (193)        (155)
      Increase (decrease) in deferred income taxes..........      --               (68)        (276)       (109)          52
      Changes in current accounts, excluding the effects of
        transfer of business from parent company:
        Accounts receivable.................................         561        (2,241)      (1,229)        590       (1,125)
        Unbilled contract costs and fees....................      (1,154)       (3,687)        (131)       (764)      (1,110)
        Other current assets................................        (156)         (127)         354         523          296
        Accounts payable....................................          (7)          860        1,049        (896)         774
        Other current liabilities...........................       1,124          (149)        (709)     (1,487)       1,797
                                                              -----------  -------------  ---------  -----------  -----------
Net cash provided by operating activities...................       3,067        (2,643)       3,965       3,530        5,695
                                                              -----------  -------------  ---------  -----------  -----------
INVESTING ACTIVITIES:
  Purchases of property, plant, and equipment...............        (446)         (760)      (1,144)     (1,003)      (1,303)
  Proceeds from sale of property, plant, and equipment......          12             2            1         106          134
  Other.....................................................         (42)          (37)         (27)     --           --
                                                              -----------  -------------  ---------  -----------  -----------
Net cash used in investing activities.......................        (476)         (795)      (1,170)       (897)      (1,169)
                                                              -----------  -------------  ---------  -----------  -----------
FINANCING ACTIVITIES:
  Repayment of note payable.................................         (56)          (85)         (84)       (671)        (628)
  Net transfer (to) from parent company.....................      --             2,327        3,424      (1,304)      (3,932)
  Cash acquired from transfer of CarlanKillam from parent
    company.................................................      --            --           --             285       --
  Repayment (issuance) of note receivable...................      --               390          390      --             (390)
                                                              -----------  -------------  ---------  -----------  -----------
Net cash provided by (used in) financing activities.........         (56)        2,632        3,730      (1,690)      (4,950)
                                                              -----------  -------------  ---------  -----------  -----------
Increase (Decrease) in Cash and Cash Equivalents............       2,535          (806)       6,525         943         (424)
Cash and Cash Equivalents at Beginning of Period............       8,262         1,737        1,737         794        1,218
                                                              -----------  -------------  ---------  -----------  -----------
Cash and Cash Equivalents at End of Period..................   $  10,797     $     931    $   8,262   $   1,737    $     794
                                                              -----------  -------------  ---------  -----------  -----------
                                                              -----------  -------------  ---------  -----------  -----------
CASH PAID FOR:
  Interest..................................................   $      41     $      96    $     147   $     205    $     259
  Income taxes..............................................   $   1,058     $  --        $     267   $  --        $  --

NONCASH ACTIVITIES:
  Transfer of CarlanKillam from parent company..............   $  --         $  --        $  --       $   3,460    $  --

    The accompanying notes are an integral part of these combined financial statements.

                             THE KILLAM GROUP INC.

                COMBINED STATEMENT OF PARENT COMPANY INVESTMENT

                                 (IN THOUSANDS)

                                                                  SIX MONTHS
                                                                     ENDED                  YEAR ENDED
                                                                  -----------  ------------------------------------
                                                                  OCTOBER 3,    APRIL 4,    MARCH 29,    MARCH 30,
                                                                     1998         1998        1997         1996
                                                                  -----------  ----------  -----------  -----------
                                                                  (UNAUDITED)
Parent Company Investment:
  Balance at beginning of period................................   $  70,644   $   64,731   $  58,725    $  60,278
  Net income....................................................       1,343        2,489       3,580        2,379
  Transfer of CarlanKillam from parent company (Note 2).........      --           --           3,730       --
  Net transfer (to) from parent company.........................      --            3,424      (1,304)      (3,932)
                                                                  -----------  ----------  -----------  -----------
  Balance at end of period......................................   $  71,987   $   70,644   $  64,731    $  58,725
                                                                  -----------  ----------  -----------  -----------
                                                                  -----------  ----------  -----------  -----------

    The accompanying notes are an integral part of these combined financial statements.

                             THE KILLAM GROUP INC.
                     NOTES TO COMBINED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  NATURE OF OPERATIONS

    The Killam Group Inc. ("the Company") is comprised of several business units of Thermo TerraTech Inc., an 82%-owned subsidiary of Thermo Electron Corporation. Through its Killam Associates, Inc. subsidiary, the Company specializes in the design, planning, and construction management of municipal and privately owned water-treatment plants, waste treatment plants, and hazardous-wastewater facilities. Through its BACKillam Inc. subsidiary, the Company provides a broad range of bridge and highway engineering services. Through its CarlanKillam Consulting Group, Inc. subsidiary, which was transferred from Thermo TerraTech in fiscal 1997, the Company provides transportation and environmental consulting and professional engineering and architectural services.

  PRINCIPLES OF COMBINATION

    The accompanying combined financial statements include the accounts of the Company and its subsidiaries. All material intercompany accounts and transactions have been eliminated.

    The accompanying combined financial statements include the assets, liabilities, income and expenses of the Company as included in Thermo TerraTech's consolidated financial statements. The accompanying financial statements do not include Thermo TerraTech's general corporate debt, which is used to finance the operations of all of its respective businesses, or an allocation of Thermo TerraTech's interest expense.

  FISCAL YEAR

    The Company has adopted a fiscal year ending the Saturday nearest March 31. References to fiscal 1998, 1997, and 1996 are for the fiscal years ended April 4, 1998, March 29, 1997, and March 30, 1996, respectively. Fiscal year 1998 included 53 weeks; fiscal 1997 and 1996 each included 52 weeks.

  REVENUE RECOGNITION

    Substantially all revenues are earned under contracts. Revenues and profits on contracts are recognized using the percentage-of-completion method. The percentage of completion is determined by relating the actual costs incurred to date to management's estimate of total costs to be incurred on each contract. If a loss is indicated on any contract in process, a provision is made currently for the entire loss. Revenues earned on contracts in process in excess of billings are classified as unbilled contract costs and fees in the accompanying balance sheet. There are no significant amounts included in the accompanying balance sheet that are not expected to be recovered from existing contracts at current contract values, or that are not expected to be collected within one year, including amounts that are billed but not paid under retainage provisions.

  INCOME TAXES

    The Company and Thermo TerraTech have a tax allocation agreement under which the Company is included in Thermo TerraTech's consolidated federal and certain state income tax returns. The agreement provides that in years in which the Company has taxable income, it will pay to Thermo TerraTech amounts comparable to the taxes the Company would have paid had it filed separate tax returns. If Thermo TerraTech's equity ownership of the Company were to drop below 80%, the Company would be required to file its own income tax returns.

                             THE KILLAM GROUP INC.
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)
    In accordance with Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes," the Company recognizes deferred income taxes based on the expected future tax consequences of differences between the financial statement basis and the tax basis of assets and liabilities, calculated using enacted tax rates in effect for the year in which the differences are expected to be reflected in the tax return.

  CASH AND CASH EQUIVALENTS

    At April 4, 1998, $7,604,000 of the Company's cash equivalents were invested in a repurchase agreement with Thermo Electron. Under this agreement, the Company in effect lends excess cash to Thermo Electron, which Thermo Electron collateralizes with investments principally consisting of corporate notes, commercial paper, U.S. government-agency securities, money market funds, and other marketable securities, in the amount of at least 103% of such obligation. The Company's funds subject to the repurchase agreement are readily convertible into cash by the Company and have an original maturity of three months or less. The Company's repurchase agreement earns a rate based on the 90-day Commercial Paper Composite Rate plus 25 basis points, set at the beginning of each quarter. Cash equivalents are carried at cost, which approximates market value.

                             THE KILLAM GROUP INC.
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)
    The following table presents the cash flows between Killam and its parent company.

    Killam's cash receipts and disbursements were combined with other Thermo TerraTech corporate cash transactions and balances prior to September 1997. The cash balances presented in the accompanying balance sheet primarily represent current receipts which were periodically transferred to Thermo TerraTech. Cash transfers between Killam and Thermo TerraTech appear in the accompanying statement of cash flows and statement of parent company investment as "Net Transfer (to) from parent company."

                                                                     PARENT     DUE TO (FROM)
                                                                    COMPANY        PARENT                AVERAGE
(IN THOUSANDS)                                                     INVESTMENT      COMPANY       TOTAL   BALANCE
-----------------------------------------------------------------  ----------   -------------   -------  -------
BALANCE APRIL 1, 1995............................................   $60,278        $ (398)      $59,880
  Net income.....................................................     2,379                       2,379
  Corporate service fee payment..................................      (589)                       (589)
  Tax allocation payment to parent company.......................    (2,340)                     (2,340)
  Other cash transfers (to) from parent company..................    (1,003)                     (1,003)
  Intercompany services provided by parent company, net of
    amounts paid.................................................                   1,299         1,299
                                                                   ----------      ------       -------
BALANCE MARCH 30, 1996...........................................    58,725           901        59,626  $59,753
  Net income.....................................................     3,580                       3,580
  Corporate service fee payment..................................      (644)                       (644)
  Tax allocation payment to parent company.......................    (3,117)                     (3,117)
  Other cash transfers (to) from parent company..................     2,457                       2,457
  Transfer of CarlanKillam from parent company...................     3,730                       3,730
  Intercompany services provided by parent company, net of
    amounts paid.................................................                    (865)         (865)
                                                                   ----------      ------       -------
BALANCE MARCH 29, 1997...........................................    64,731            36        64,767  $62,197
  Net income.....................................................     2,489                       2,489
  Corporate service fee payment..................................      (576)                       (576)
  Tax allocation payment to parent company.......................    (2,396)                     (2,396)
  Other cash transfers (to) from parent company..................     1,696                       1,696
  Cash transfer from parent company for the acquisition of
    Randers......................................................     4,700                       4,700
  Intercompany services provided by parent company, net of
    amounts paid.................................................                     264           264
                                                                   ----------      ------       -------
BALANCE APRIL 4, 1998............................................    70,644           300        70,944  $67,856


                                                                                    (UNAUDITED)
  Net income.....................................................     1,343                       1,343
  Corporate service fee payment..................................      (122)                       (122)
  Tax allocation payment to parent company.......................      (601)                       (601)
  Other cash transfers (to) from parent company..................       723                         723
  Intercompany services provided by parent company, net of
    amounts paid.................................................                     708           708
                                                                   ----------      ------       -------
BALANCE OCTOBER 3, 1998..........................................   $71,987        $1,008       $72,995  $71,970
                                                                   ----------      ------       -------
                                                                   ----------      ------       -------

                             THE KILLAM GROUP INC.
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)
  PROPERTY, PLANT, AND EQUIPMENT

    The costs of additions and improvements are capitalized, while maintenance and repairs are charged to expense as incurred. The Company provides for depreciation and amortization using the straight-line method over the estimated useful lives of the property as follows: buildings and improvements, 30 to 40 years; machinery and equipment, 3 to 10 years; and leasehold improvements, the shorter of the term of the lease or the life of the asset. Property, plant, and equipment consists of the following:

                                                                                                   1998       1997
                                                                                                 ---------  ---------
                                                                                                    (IN THOUSANDS)
Land...........................................................................................  $     674  $     674
Buildings......................................................................................      5,466      5,334
Machinery, Equipment, and Leasehold Improvements...............................................      6,701      5,855
                                                                                                 ---------  ---------
                                                                                                    12,841     11,863
Less: Accumulated Depreciation and Amortization................................................      3,796      2,828
                                                                                                 ---------  ---------
                                                                                                 $   9,045  $   9,035
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

  COST IN EXCESS OF NET ASSETS OF ACQUIRED COMPANIES

    The excess of cost over the fair value of net assets of acquired businesses is amortized using the straight-line method over 40 years. Accumulated amortization was $6,518,000 and $5,405,000 at fiscal year-end 1998 and 1997, respectively. The Company assesses the future useful life of this asset whenever events or changes in circumstances indicate that the current useful life has diminished. The Company considers the future undiscounted cash flows of the acquired businesses in assessing the recoverability of this asset. If impairment has occurred, any excess of carrying value over fair value is recorded as a loss.

  FAIR VALUE OF FINANCIAL INSTRUMENTS

    The Company's financial instruments consist primarily of cash and cash equivalents, accounts receiv-

able, notes payable, accounts payable, and long-term obligations. Their respective carrying amounts in the accompanying balance sheet, excluding long-term obligations, approximated fair value due to their short-term nature. The fair value of the Company's long-term obligations at fiscal year-end 1998 and 1997 approximated carrying value based on borrowing rates available to the Company at the respective year ends.

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  RECLASSIFICATIONS

    Certain prior year amounts have been reclassified from their previous presentation.

                             THE KILLAM GROUP INC.
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)
  INTERIM FINANCIAL STATEMENTS

    The financial statements as of October 3, 1998 and for the six-month periods ended October 3, 1998 and September 27, 1997, are unaudited, but, in the opinion of management, reflect all adjustments of a normal recurring nature necessary for a fair presentation of results for these interim periods. The results of operations for the three-month period ended October 3, 1998, are not necesarily indicative of the results to be expected for the entire year.

2. ACQUISITION

    In November 1996, Thermo TerraTech acquired Carlan Consulting Group, Inc. (renamed CarlanKillam Consulting Group Inc.), a provider of transportation and environmental consulting and professional engineering and architectural services for $3,460,000. Immediately subsequent to Thermo TerraTech's acquisition of CarlanKillam, Thermo TerraTech contributed this business to the Company. Pro forma results have not been presented as the results of CarlanKillam were not material to the Company's results of operations.

    This transaction has been accounted for using the purchase method of accounting, and its results of operations have been included in the accompanying financial statements from the date of acquisition by Thermo TerraTech. The aggregate cost exceeded the estimated fair value of the acquired net assets by $3,222,000, which is being amortized over 40 years. Allocation of the purchase price was based on an estimate of the fair value of the net assets acquired.

3. EMPLOYEE BENEFIT PLANS

  EMPLOYEE STOCK PURCHASE PROGRAM

    Substantially all of the Company's full-time employees are eligible to participate in an employee stock purchase program sponsored by Thermo TerraTech and Thermo Electron. Under this program, shares of Thermo TerraTech's and Thermo Electron's common stock can be purchased at the end of a 12-month period at 95% of the fair market value at the beginning of the period, and the shares purchased are subject to a six-month resale restriction. Shares are purchased through payroll deductions of up to 10% of each participating employee's gross wages.

  401(K) SAVINGS PLANS

    The majority of the Company's full-time employees are eligible to participate in 401(k) savings plans. Contributions to the 401(k) savings plans are made by both the employee and the Company. Company contributions are based upon the level of employee contributions. For these plans, the Company contributed and charged to expense $1,233,000, $1,130,000, and $1,100,000 in fiscal 1998, 1997, and 1996, respectively.

  PENSION PLAN

    One of the Company's divisions has a noncontributory defined benefit retirement plan for salaried employees. This plan has been frozen and all participants who had not been credited with the maximum years of service continue to receive such credit up to the allowable maximum based on continued service. Benefits under the plan are based on years of service and employees' compensation during the last years of

                             THE KILLAM GROUP INC.
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)

3. EMPLOYEE BENEFIT PLANS (CONTINUED)
employment. Funds are contributed to a trustee as necessary to provide for current service and for any unfunded projected benefit obligation over a reasonable period.

    Net periodic pension income includes the following components:

                                                                                        1998       1997       1996
                                                                                      ---------  ---------  ---------
                                                                                              (IN THOUSANDS)
Interest Cost on Projected Benefit Obligation.......................................      $(711)     $(677)     $(613)
Return on Plan Assets...............................................................        928        964      1,689
Amortization of Unrecognized Obligation.............................................     --            (97)      (955)
                                                                                      ---------  ---------  ---------
  Net periodic pension income.......................................................      $ 217      $ 190      $ 121
                                                                                      ---------  ---------  ---------
                                                                                      ---------  ---------  ---------

    The funded status of the Company's defined benefit pension plan is as follows:

                                                                                        1998       1997
                                                                                      ---------  ---------
                                                                                         (IN THOUSANDS)
Actuarial Present Value of Benefit Obligations:
  Vested benefits...................................................................  $  10,025  $   9,543
  Nonvested benefits................................................................          3         20
                                                                                      ---------  ---------
Projected Benefit Obligation........................................................     10,028      9,563
Plan Assets at Fair Value...........................................................    (12,756)   (10,456)
                                                                                      ---------  ---------
Plan Assets Greater Than Projected Benefit Obligation...............................     (2,728)      (893)
Unrecognized Net Gain...............................................................      1,639         21
                                                                                      ---------  ---------
  Prepaid pension costs.............................................................  $  (1,089) $    (872)
                                                                                      ---------  ---------
                                                                                      ---------  ---------

    Actuarial assumptions used to determine the net periodic pension costs are:

                                                                                        1998       1997       1996
                                                                                      ---------  ---------  ---------
Discount Rate.......................................................................       7.5%       7.5%         8%
Rate of Increase in Salary Levels...................................................         0%         0%         5%
Expected Long-term Rate of Return on Assets.........................................         9%         9%         9%

  OTHER POSTRETIREMENT BENEFITS

    In addition to providing pension benefits, one of the Company's divisions provided other postretirement benefits for employees who met certain age and length-of-service requirements. Under SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," the expected cost of these postretirement benefits must be charged to expense during the years that the employees render service. This postretirement benefit plan has been frozen and the Company recorded the accumulated postretirement obligation calculated as of that date.

                             THE KILLAM GROUP INC.
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)

3. EMPLOYEE BENEFIT PLANS (CONTINUED)
    Net postretirement healthcare cost includes the following components:

                                                                                            1998         1997        1996
                                                                                         -----------  -----------  ---------
                                                                                                   (IN THOUSANDS)
Interest Cost on Accumulated Postretirement Benefit Obligation.........................        $ 66         $ 91        $ 69
Amortization of Transition Obligation Over 20 Years....................................         (16 )        (11 )       (29)
                                                                                              -----        -----   ---------
  Net postretirement health care cost..................................................        $ 50         $ 80        $ 40
                                                                                              -----        -----   ---------
                                                                                              -----        -----   ---------

    For measurement purposes, the following table illustrates the annual rate of increase in the per capita cost of covered healthcare claims:

                                                                                     ANNUAL RATE
                                                                               ------------------------
                                                                                 PRE-65       POST-65
                                                                               -----------  -----------
1998.........................................................................          8%           6%
1997.........................................................................          8%           6%
1996.........................................................................          9%           7%

    The pre-65 rate decreases gradually to 6% until the year 2000 and remains at that level thereafter. The healthcare cost trend rate assumption has a significant effect on the amounts reported. To illustrate, increasing the assumed healthcare cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation as of April 4, 1998, by $71,000 and the aggregate of the service and interest cost components of net postretirement health care cost for the year then ended by $5,000. The discount rates used in determining the accumulated postretirement benefit obligations were 7.5% and 8% in fiscal 1998 and 1997, respectively.

    The following table reconciles the plan's funded status to the accrued postretirement healthcare cost liability as reflected on the balance sheet:

                                                                                  1998        1997
                                                                                ---------  -----------
                                                                                    (IN THOUSANDS)
Accumulated Postretirement Benefit Obligation:
  Retirees....................................................................  $     495   $     350
  Other fully eligible participants...........................................        191         575
                                                                                ---------       -----
                                                                                      686         925
Unrecognized Net Gain.........................................................        324          70
                                                                                ---------       -----
  Accrued postretirement healthcare cost liability............................  $   1,010   $     995
                                                                                ---------       -----
                                                                                ---------       -----

                             THE KILLAM GROUP INC.
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)

4. INCOME TAXES

    The components of the provision for income taxes are as follows:

                                                                                         1998       1997       1996
                                                                                       ---------  ---------  ---------
                                                                                               (IN THOUSANDS)
Currently Payable:
  Federal............................................................................  $   1,976  $   2,306  $   1,360
  State..............................................................................        567        654        386
                                                                                       ---------  ---------  ---------
                                                                                           2,543      2,960      1,746
                                                                                       ---------  ---------  ---------
Net Deferred (Prepaid):
  Federal............................................................................       (114)       121        460
  State..............................................................................        (33)        36        134
                                                                                       ---------  ---------  ---------
                                                                                            (147)       157        594
                                                                                       ---------  ---------  ---------
                                                                                       $   2,396  $   3,117  $   2,340
                                                                                       ---------  ---------  ---------
                                                                                       ---------  ---------  ---------

    Provision for income taxes in the accompanying statement of income differs from the provision calculated by applying the statutory federal income tax rate of 34% to income before provision for income taxes due to the following:

                                                                                         1998       1997       1996
                                                                                       ---------  ---------  ---------
                                                                                               (IN THOUSANDS)
Provision for Income Taxes at Statutory Rate.........................................  $   1,661  $   2,277  $   1,604
Increases (Decreases) Resulting From:
  State income taxes, net of federal tax.............................................        352        455        343
  Amortization of cost in excess of net assets of acquired companies.................        393        363        366
  Other, net.........................................................................        (10)        22         27
                                                                                       ---------  ---------  ---------
                                                                                       $   2,396  $   3,117  $   2,340
                                                                                       ---------  ---------  ---------
                                                                                       ---------  ---------  ---------

    Prepaid income taxes and deferred income taxes in the accompanying balance sheet consist of the following:

                                                                               1998       1997
                                                                             ---------  ---------
                                                                                (IN THOUSANDS)
Prepaid Income Taxes:
  Reserves and other accruals..............................................  $     805  $     924
  Accrued compensation.....................................................        603        507
  Other....................................................................       (106)    --
                                                                             ---------  ---------
                                                                             $   1,302  $   1,431
                                                                             ---------  ---------
                                                                             ---------  ---------
Deferred Income Taxes:
  Depreciation.............................................................  $   1,010  $   1,096
  Intangible assets........................................................        (82)    --
  State net operating loss carryforward....................................       (108)    --
                                                                             ---------  ---------
                                                                             $     820  $   1,096
                                                                             ---------  ---------
                                                                             ---------  ---------

                             THE KILLAM GROUP INC.
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)

5. SHORT- AND LONG-TERM OBLIGATIONS

  SHORT-TERM OBLIGATIONS

    The Company had a $500,000 installment note payable outstanding at fiscal year-end 1997, which bore interest at 6.7% and was repaid in September 1997.

  LONG-TERM OBLIGATIONS

    Long-term obligations of the Company are as follows:

                                                                               1998       1997
                                                                             ---------  ---------
                                                                                (IN THOUSANDS)
6.75% Mortgage loan, payable in monthly installments of $9,
  with final payment in 2008...............................................  $   1,173  $   1,293
Other......................................................................         13        115
                                                                             ---------  ---------
                                                                                 1,186      1,408
Less: Current maturities of long-term obligations..........................        122        148
                                                                             ---------  ---------
                                                                             $   1,064  $   1,260
                                                                             ---------  ---------
                                                                             ---------  ---------

    The annual requirements for long-term obligations as of April 4, 1998, are $122,000 in fiscal 1999; $110,000 in fiscal 2000 through fiscal 2003; and $624,000 in fiscal 2004, and thereafter. Total requirements of long-term obligations are $1,186,000.

6. COMMITMENTS AND CONTINGENCIES

  OPERATING LEASES

    The Company leases portions of its office and operating facilities under various operating lease arrangements. The accompanying statement of income includes expenses from operating leases of $2,177,000, $2,068,000, and $1,593,000 in fiscal 1998, 1997, and 1996, respectively. Future minimum payments due under noncancelable operating leases at April 4, 1998, are $1,885,000 in fiscal 1999; $1,443,000 in fiscal 2000; $961,000 in fiscal 2001, $627,000 in fiscal 2002; $387,000 in fiscal 2003 and thereafter. Total future minimum lease payments are $5,303,000.

  CONTINGENCIES

    The Company is contingently liable with respect to lawsuits and other matters that arose in the ordinary course of business. In the opinion of management, these contingencies will not have a material adverse effect upon the financial position of the Company or its results of operations.

7. RELATED-PARTY TRANSACTIONS

  CORPORATE SERVICES AGREEMENT

    The Company and Thermo Electron have a corporate services agreement under which Thermo Electron's corporate staff provides certain administrative services, including certain legal advice and services, risk management, certain employee benefit administration, tax advice and preparation of tax returns, centralized cash management, and certain financial and other services, for which the Company pays Thermo Electron annually an amount equal to 0.8% of the Company's revenues in calendar 1998. In

                             THE KILLAM GROUP INC.
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)

7. RELATED-PARTY TRANSACTIONS (CONTINUED) calendar 1997 and 1996 the Company paid an amount equal to 1.0% of the Company's revenues. Prior to January 1, 1996, the Company paid an annual fee equal to 1.20% of the Company's revenues. The annual fee is reviewed and adjusted annually by mutual agreement of the parties. For these services, the Company was charged $576,000, $644,000, and $589,000 in fiscal 1998, 1997, and 1996, respectively. Management believes that the service fee charged by Thermo Electron is reasonable and that such fees are representative of the expenses the Company would have incurred on a stand-alone basis. The corporate services agreement is renewed annually but can be terminated upon 30 days' prior notice by the Company or upon the Company's withdrawal from the Thermo Electron Corporate Charter (the Thermo Electron Corporate Charter defines the relationship among Thermo Electron and its majority-owned subsidiaries). For additional items such as employee benefit plans, insurance coverage and other identifiable costs, Thermo Electron charges the Company based upon costs attributable to the Company.

  REPURCHASE AGREEMENT

    The Company invests cash in a repurchase agreement with Thermo Electron as discussed in Note 1.

8. LOSS ON SALE OF ASSETS

    In fiscal 1996, the Company sold to a management group the assets of a small civil engineering design office in Williston, Vermont, that was no longer included in the geographic expansion plans of the Company. An intangible asset of $569,000 associated with this office was not recovered in the sale price and, accordingly, was written off. This noncash expense is nondeductible for tax purposes. Sales and earnings of this office were not material to the Company.

                                                                      APPENDIX A

                            STOCK PURCHASE AGREEMENT
                                  by and among
                        THE RANDERS GROUP INCORPORATED,
                             a Delaware corporation
                                  (as "Buyer")
                                      AND
                             THERMO TERRATECH INC.,
                             a Delaware corporation
                                 (as "Seller")
                       regarding the purchase and sale of
                             THE KILLAM GROUP INC.,
                             a Delaware corporation
                                ("Killam Group")
                        Entered into September 19, 1997

                            STOCK PURCHASE AGREEMENT

    Agreement entered on September 19, 1997, by and among by and between THERMO TERRATECH INC., a Delaware corporation (the "Seller") and THE RANDERS GROUP INCORPORATED, a Delaware corporation (the "Buyer"). The Buyer and the Seller are referred to collectively herein as the "Parties."

                                   RECITALS:

    WHEREAS, the Seller owns in the aggregate 100% of the issued and outstanding shares of the capital stock of The Killam Group Inc., a Delaware corporation ("Killam Group");

    WHEREAS, Killam Group owns 100% of the issued and outstanding shares of the capital stock of Thermo Consulting & Design Inc., a Delaware corporation, and 100% of the issued and outstanding shares of the capital stock of CarlanKillam Consulting Group Inc., a Florida corporation;

    WHEREAS, this Agreement contemplates a transaction in which the Buyer will purchase from the Seller, and the Seller will sell to the Buyer, all of the outstanding capital stock of Killam Group for shares of stock in the Buyer.

                                   AGREEMENT:

    Now, therefore, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

1.  DEFINITIONS.

    "ACCREDITED INVESTOR" has the meaning set forth in Regulation D promulgated under the Securities Act.

    "ADVERSE CONSEQUENCES" means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, Taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses.

    "AFFILIATE" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

    "AFFILIATED GROUP" means any affiliated group within the meaning of Code Sec. 1504, or any similar group defined under a similar provision of state, local or foreign law.

    "AMEX" means the American Stock Exchange.

    "APPLICABLE RATE" means the corporate base rate of interest announced from time to time by First Chicago NBD Corporation, One First National Plaza, Chicago, IL 60670.

    "BASE PURCHASE PRICE" has the meaning set forth in Section2.2 below.

    "BASIS" means any past or present fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction that forms or could form the basis for any specified consequence.

    "BUYER" means The Randers Group Incorporated, a Delaware corporation.

    "CLOSING" has the meaning set forth in Section2.3 below.

    "CLOSING DATE" has the meaning set forth in Section2.3 below.

    "CLOSING BALANCE SHEET" has the meaning set forth in Section2.2 below.

    "CODE" means the Internal Revenue Code of 1986, as amended.

    "COMMISSION" means the United States Securities and Exchange Commission.

    "COMMISSION FILINGS" has the meaning set forth in Section3.2.7 below.

    "CONFIDENTIAL INFORMATION" means any information concerning the businesses and affairs of Killam Group and its Subsidiaries that is not already generally available to the public.

    "CONTROLLED GROUP OF CORPORATIONS" has the meaning set forth in Code Sec. 1563.

    "DISCLOSURE SCHEDULE" has the meaning set forth in Section4 below.

    "EMPLOYEE BENEFIT PLAN" means any (A) nonqualified deferred compensation or retirement plan or arrangement which is an Employee Pension Benefit Plan, (B) qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (C) qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any Multiemployer Plan), or (D) Employee Welfare Benefit Plan or material fringe benefit plan or program.

    "EMPLOYEE PENSION BENEFIT PLAN" has the meaning set forth in ERISA Sec.
3(2).

    "EMPLOYEE WELFARE BENEFIT PLAN" has the meaning set forth in ERISA Sec.
3(1).

    "ENVIRONMENTAL, HEALTH, AND SAFETY LAWS" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, and the Occupational Safety and Health Act of 1970, each as amended, together with all other laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof) concerning pollution or protection of the environment, public health and safety, or employee health and safety, including laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes into ambient air, surface water, ground water, or lands or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes.

    "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

    "EXTREMELY HAZARDOUS SUBSTANCE" has the meaning set forth in Sec. 302 of the Emergency Planning and Community Right-to-Know Act of 1986, as amended.

    "FIDUCIARY" has the meaning set forth in ERISA Sec. 3(21).

    "FINANCIAL STATEMENT" has the meaning set forth in Section4.7 below.

    "GAAP" means United States generally accepted accounting principles as in effect from time to time.

    "INDEMNIFIED PARTY" has the meaning set forth in Section8.4 below.

    "INDEMNIFYING PARTY" has the meaning set forth in Section8.4 below.

    "INTELLECTUAL PROPERTY" means (A) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (B) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (C) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (D) all mask works and all applications, registrations, and renewals in connection therewith, (E) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (F) all computer software (including data and related documentation), (G) all other proprietary rights, and (H) all copies and tangible embodiments thereof (in whatever form or medium).

    "KILLAM GROUP" means The Killam Group Inc., a Delaware corporation.

    "KILLAM GROUP SHARE" means any share of the voting common stock, non-voting common stock and preferred stock of Killam Group.

    "KNOWLEDGE" means actual knowledge after reasonable investigation.

    "LIABILITY" means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

    "MOST RECENT BALANCE SHEET" means the balance sheet contained within the Most Recent Financial Statements.

    "MOST RECENT FINANCIAL STATEMENTS" has the meaning set forth in Section4.7 below.

    "MOST RECENT FISCAL MONTH END" has the meaning set forth in Section4.7 below.

    "MOST RECENT FISCAL YEAR END" has the meaning set forth in Section4.7 below.

    "MULTIEMPLOYER PLAN" has the meaning set forth in ERISA Sec. 3(37).

    "ORDINARY COURSE OF BUSINESS" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

    "PARTY" has the meaning set forth in the preface above.

    "PBGC" means the Pension Benefit Guaranty Corporation.

    "PERSON" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

    "PROHIBITED TRANSACTION" has the meaning set forth in ERISA Sec. 406 and Code Sec. 4975.

    "REPORTABLE EVENT" has the meaning set forth in ERISA Sec. 4043.

    "RGI CONVERTIBLE SECURITIES" has the meaning set forth in Section3.2.6 below.

    "RGI OPTIONS" has the meaning set forth in Section3.2.6 below.

    "RGI SHARES" means the shares of RGI Stock being issued to Seller pursuant to this Agreement.

    "RGI STOCK" means the common stock, $0.0001 par value per share, of The Randers Group Incorporated, a Delaware corporation.

    "SECURITIES ACT" means the Securities Act of 1933, as amended.

    "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    "SECURITY INTEREST" means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than (A) mechanic's, materialmen's, and similar liens, (B) liens for Taxes not yet due and payable or for Taxes that the taxpayer is contesting in good faith through appropriate proceedings, (C) purchase money liens and liens securing rental payments under capital lease arrangements, and (D) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

    "SELLER" means Thermo TerraTech Inc., a Delaware corporation.

    "SUBSIDIARY" means any corporation with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

    "TAX" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Sec. 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

    "TAX RETURN" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

    "THIRD PARTY CLAIM" has the meaning set forth in Section8.4 below.

2.  PURCHASE AND SALE OF KILLAM GROUP SHARES.

    2.1 BASIC TRANSACTION. On and subject to the terms and conditions of this Agreement, the Buyer agrees to purchase from the Seller, and the Seller agrees to sell to the Buyer, all of its Killam Group Shares for the consideration specified below in Section2.2.

    2.2 PURCHASE CONSIDERATION. The Buyer shall deliver to the Seller at the Closing 103,569,600 fully paid and non-assessable shares of RGI Stock as the "Base Purchase Price." The parties acknowledge and agree that the number of shares of RGI Stock to be delivered at the Closing in payment of the Base Purchase Price represents the audited book value of Killam Group as of March 29, 1997, divided by $0.625 per share of RGI Stock so issued. Promptly following the Closing Date, but in any event no later than 45 days thereafter, Buyer will prepare a draft combined balance sheet for Killam Group and its Subsidiaries as of the Closing Date (the "Closing Balance Sheet"). Seller will review the Closing Balance Sheet and provide Buyer with any objections thereto within 30 days after Seller's receipt thereof. If Seller does not object within such 30-day period, then the Closing Balance Sheet shall be deemed to be accepted by Seller and shall become final. If Seller does object to the Closing Balance Sheet, then the Parties will use best efforts to resolve any such objections within 30 days. If the Parties are unable to resolve such objections within such 30-day period, then any disputed items will be resolved by an accounting firm designated jointly by the Parties and the Closing Balance Sheet shall be finalized in accordance with the determination of such firm. Upon finalization of the Closing Balance Sheet as provided above, the Base Purchase Price shall either be (a) increased by the amount, if any, by which the book value of Killam Group and its Subsidiaries as shown on the Closing Balance Sheet exceeds such book value as of March 29, 1997; or (b) decreased by the amount, if any, by which the book value of Killam Group and its Subsidiaries as of March 29, 1997 exceeds such book value as of March 29, 1997. Any such adjustment to the Base Purchase Price shall be settled in shares of RGI Stock, valued, in either case, at $0.625 per share.

    2.3 THE CLOSING. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of McShane & Bowie, PLC, in Grand Rapids, MI, commencing at 9:00 a.m. local time on the second business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date as the Buyer and the Seller may mutually determine (the "Closing Date").

    2.4 DELIVERIES AT THE CLOSING. At the Closing, (A) the Seller will deliver to the Buyer the various certificates, instruments, and documents referred to in Section7.1 below, (B) the Buyer will deliver to the Seller the various certificates, instruments, and documents referred to in Section7.2 below, (C) the Seller will deliver to the Buyer stock certificates representing all of its Killam Group Shares, endorsed in blank or accompanied by duly executed assignment documents, and (D) the Buyer will deliver to the Seller the RGI Stock specified in Section2.2 above.

3.  REPRESENTATIONS AND WARRANTIES CONCERNING THE TRANSACTION.

    3.1 REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller represents and warrants to the Buyer that the statements contained in this Section3.1 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section3.1) with respect to itself, except as set forth in Annex I attached hereto.

        3.1.1 ORGANIZATION OF SELLER. The Seller is a corporation, the Seller is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

        3.1.2 AUTHORIZATION OF TRANSACTION. The Seller has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Seller, enforceable in accordance with its terms and conditions. The Seller need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

        3.1.3 NONCONTRAVENTION. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Seller is subject or, any provision of its charter or bylaws or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Seller is a party or by which it is bound or to which any of its assets is subject. The transactions contemplated by this Agreement have been approved by all requisite corporate action of the Seller.

        3.1.4 BROKERS' FEES. The Seller has no Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Buyer could become liable or obligated.

        3.1.5 INVESTMENT. The Seller (A) understands that the RGI Stock has not been, and will not be, registered under the Securities Act, or under any state securities laws, and is being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering, (B) is acquiring the RGI Stock solely for its own account for investment purposes, and not with a view to the distribution thereof, (C) is a sophisticated investor with knowledge and experience in business and financial matters, (D) has received certain information concerning the Buyer and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the RGI Stock, (E) is able to bear the economic risk and lack of liquidity inherent in holding the RGI Stock, and (F) is an Accredited Investor.

        3.1.6 KILLAM GROUP SHARES. The Seller holds of record and owns beneficially 100 Killam Group Shares, free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), Taxes, Security Interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. The Killam Group Shares owned by Seller represent 100% of the issued and outstanding capital stock of Killam Group. The Seller is not a party to any option, warrant, purchase right, or other contract or commitment that could require the Seller to sell, transfer, or otherwise dispose of any capital stock of Killam Group (other than this Agreement). The Seller is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of Killam Group.

    3.2 REPRESENTATIONS AND WARRANTIES OF THE BUYER. The Buyer represents and warrants to the Seller that the statements contained in this Section3.2 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section3.2), except as set forth in Annex II attached hereto.

        3.2.1 ORGANIZATION OF THE BUYER. The Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

        3.2.2 AUTHORIZATION OF TRANSACTION. The Buyer has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder except that the approval of Buyer's shareholders is required to list the RGI Shares to be issued to the Seller on AMEX. This Agreement constitutes the valid and legally binding obligation of the Buyer, enforceable in accordance with its terms and conditions. The Buyer need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

        3.2.3 NONCONTRAVENTION. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Buyer is subject or any provision of its charter or bylaws or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Buyer is a party or by which it is bound or to which any of its assets is subject.

        3.2.4 BROKERS' FEES. The Buyer has no Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Seller could become liable or obligated.

        3.2.5 INVESTMENT. The Buyer (A) understands that the Killam Group Shares have not been, and will not be, registered under the Securities Act, or under any state securities laws, and is being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering, (B) is acquiring the Killam Group Shares solely for its own account for investment purposes, and not with a view to the distribution thereof, (C) is a sophisticated investor with knowledge and experience in business and financial matters, (D) has received certain information concerning Killam Group and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Killam Group Shares, (E) is able to bear the economic risk, and (F) is an Accredited Investor.

        3.2.6 CAPITALIZATION OF BUYER. The authorized capital stock of the Buyer consists of (i) 30,000,000 shares of RGI Stock, of which 14,115,682 shares are issued and outstanding. Section3.2 of the Disclosure Schedule sets forth a complete and accurate list of (i) all holders of options, warrants and other rights to purchase shares of RGI Stock (collectively, "RGI Options"), indicating the type and number of shares subject to each such RGI Option, and the exercise price, vesting status and termination date of each such RGI Option, and (ii) all holders of any notes or other securities that are or may be convertible into RGI Stock (collectively, "RGI Convertible Securities"). All of the issued and outstanding shares of RGI Stock are, and all shares of RGI Stock that may be issued in connection with this Agreement, upon the exercise of any RGI Options, or upon the exercise or conversion of any RGI Convertible Securities, will be, upon such issuance, duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights. Except as set forth in Section3.2 of the Disclosure Schedule, there are no outstanding or authorized shares of capital stock or other securities or options, warrants, rights, agreements or commitments to which the Buyer is a party or which are binding upon the Buyer providing for the issuance, disposition or acquisition of any of its capital stock or other securities. There are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Buyer. There are no agreements, voting trusts, proxies, or understandings with respect to the voting or registration under the Securities Act, of any shares of any capital stock of the Buyer to which the Buyer is party. The Buyer is not party to any agreements, voting trusts, proxies, or understandings with respect to the voting or registration under the Securities Act of any shares of any capital stock of the Buyer. All of the issued and outstanding shares of RGI Stock and other outstanding securities of the Buyer were issued in compliance with applicable federal and state securities laws. No repurchase of capital stock by the Buyer (i) violated the Buyer's Certificate of Incorporation or Bylaws or any laws, rules or regulations applicable to the Buyer or (ii) caused any breach of any agreement to which the Buyer is or was a party. The RGI Stock is listed for trading in the Emerging Company Marketplace of AMEX and, to the Knowledge of the Buyer, no proceedings to delist such RGI Stock have been commenced or are contemplated by AMEX.

        3.2.7 BUYER'S SEC DOCUMENTS. Buyer has provided Seller with access to true and complete copies of each document (including exhibits, but excluding exhibits incorporated by reference) filed by Buyer with the Commission since January 1, 1995 (as such documents have since the time of their filing been amended, the "Commission Filings"), which are all documents (other than preliminary material) that the Buyer was required to file with the Commission since such date. As of their respective dates, the Commission Filings complied in all material respects with the requirements of the Securities Act and/or the Exchange Act, as the case may be, and the rules and regulations of the Commission thereunder applicable to such Commission Filings and none of the Commission Filings when filed contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, at the time in light of the circumstances under which they were made, not misleading. The financial statements of the Buyer included in the Commission Filings complied as to form in all material respects with applicable accounting requirements and with published rules and regulations of the Commission with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto or, in the case of the unaudited statements, as permitted by the rules of the Commission) and fairly present (subject, in the case of the unaudited statements, to normal recurring audit adjustments) the consolidated financial position of the Buyer and its consolidated subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.

        3.2.8 PRIOR REPRESENTATIONS OF BUYER. Except as expressly modified hereby, all representations and warranties made by Buyer to Seller in an agreement dated May 12, 1997, regarding the purchase of certain shares of RGI Stock from certain shareholders of Buyer remain true and correct in all material respects as of the date of this Agreement.

4.  REPRESENTATIONS AND WARRANTIES CONCERNING KILLAM GROUP AND ITS
SUBSIDIARIES. The Seller represents and warrants to the Buyer that the statements contained in this Section4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section4), except as set forth in the disclosure schedule delivered by the Seller to the Buyer on the date hereof and initialed by the Parties (the "Disclosure Schedule"). Nothing in the Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein, however, unless the Disclosure Schedule identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Section4.

    4.1 ORGANIZATION, QUALIFICATION, AND CORPORATE POWER. Each of Killam Group and its Subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. Each of Killam Group and its Subsidiaries is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. Each of Killam Group and its Subsidiaries has full corporate power and authority and all licenses, permits, and authorizations necessary to carry on the businesses in which it is engaged and in which it presently proposes to engage and to own and use the properties owned and used by it. The Seller has made available to the Buyer correct and complete copies of the charter and bylaws of each of Killam Group and its Subsidiaries (as amended to date). The minute books (containing the records of meetings of the stockholders, the board of directors, and any committees of the board of directors), the stock certificate books, and the stock record books of each of Killam Group and its Subsidiaries are correct and complete. None of Killam Group and its Subsidiaries is in default under or in violation of any provision of its charter or bylaws.

    4.2 CAPITALIZATION. The authorized capital stock of Killam Group consists of 1,000 shares of common stock, par value of $0.01 per share. There is no other capital stock of Killam Group authorized for issuance and these shares collectively constitute the total issued and outstanding share capital of the Killam Group. All of the issued and outstanding Killam Group Shares have been duly authorized, are validly issued, fully paid, and nonassessable, and are held of record by the Seller. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require either Killam Group or its Subsidiaries to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to Killam Group or its Subsidiaries. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of Killam Group or its Subsidiaries.

    4.3 NONCONTRAVENTION. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which any of Killam Group and its Subsidiaries is subject or any provision of the charter or bylaws of any of Killam Group and its Subsidiaries or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which any of Killam Group and its Subsidiaries is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets). None of Killam Group and its Subsidiaries needs to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

    4.4 BROKERS' FEES. None of Killam Group and its Subsidiaries has any Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

    4.5 TITLE TO ASSETS. Killam Group and its Subsidiaries have good and marketable title to, or a valid leasehold interest in, the properties and assets used by them, located on their premises, or shown on the Most Recent Balance Sheet or acquired after the date thereof, free and clear of all Security Interests, except for properties and assets disposed of in the Ordinary Course of Business since the date of the Most Recent Balance Sheet.

    4.6 SUBSIDIARIES. Section4.6 of the Disclosure Schedule sets forth for each Subsidiary of Killam Group its name and jurisdiction of incorporation. All of the issued and outstanding shares of capital stock of each Subsidiary of Killam Group have been duly authorized and are validly issued, fully paid, and nonassessable. One of Killam Group and its Subsidiaries holds of record and owns beneficially all of the outstanding shares of each Subsidiary of Killam Group, free and clear of any restrictions on transfer (other than restrictions under the Securities Act and state securities laws), Taxes, Security Interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. There are no outstanding or authorized options, warrants, purchase rights, conversion rights, exchange rights, or other contracts or commitments that could require any of Killam Group and its Subsidiaries to sell, transfer, or otherwise dispose of any capital stock of any of its Subsidiaries or that could require any Subsidiary of Killam Group to issue, sell, or otherwise cause to become outstanding any of its own capital stock. There are no outstanding stock appreciation, phantom stock, profit participation, or similar rights with respect to any Subsidiary of Killam Group. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of any capital stock of any Subsidiary of Killam Group. None of Killam Group and its Subsidiaries controls directly or indirectly or has any direct or indirect equity participation in any corporation, partnership, trust, or other business association which is not a Subsidiary of Killam Group.

    4.7 FINANCIAL STATEMENTS. Prior to the date hereof, Seller has delivered to Buyer the following financial statements (collectively the "Financial Statements"): (A) audited consolidated and unaudited consolidating balance sheets and statements of income, changes in stockholders' equity, and cash flow as of and for the fiscal years ended April 1, 1995, March 30, 1996, and March 29, 1997 (the "Most Recent Fiscal Year End") for Killam Group and its Subsidiaries; and (B) unaudited consolidated and consolidating balance sheets and statements of income, changes in stockholders' equity, and cash flow (the "Most Recent Financial Statements") as of and for the three months ended June 28, 1997 (the "Most Recent Fiscal Month End") for Killam Group and its Subsidiaries. The Financial Statements (including the notes thereto) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, present fairly the financial condition of Killam Group and its Subsidiaries as of such dates and the results of operations of Killam Group and its Subsidiaries for such periods, are correct and complete, and are consistent with the books and records of Killam Group and its Subsidiaries (which books and records are correct and complete); provided, however, that the Most Recent Financial Statements are subject to normal year-end adjustments (which will not be material individually or in the aggregate) and lack footnotes and other presentation items.

    4.8 EVENTS SUBSEQUENT TO MOST RECENT FISCAL YEAR END. Since the Most Recent Fiscal Year End, there has not been any material adverse change in the business, financial condition, operations, results of operations, or future prospects of any of Killam Group and its Subsidiaries. Without limiting the generality of the foregoing, since that date:

        (i) none of Killam Group and its Subsidiaries has sold, leased, transferred, or assigned any of its assets, tangible or intangible, other than for a fair consideration in the Ordinary Course of Business;

        (ii) none of Killam Group and its Subsidiaries has entered into any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) involving more than $50,000 and outside the Ordinary Course of Business;

        (iii) no party (including any of Killam Group and its Subsidiaries) has accelerated, terminated, modified, or canceled any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) involving more than $50,000 to which any of Killam Group and its Subsidiaries is a party or by which any of them is bound;

        (iv) none of Killam Group and its Subsidiaries has imposed any Security Interest upon any of its assets, tangible or intangible;

        (v) none of Killam Group and its Subsidiaries has made any capital expenditure (or series of related capital expenditures) involving more than $50,000 and outside the Ordinary Course of Business;

        (vi) none of Killam Group and its Subsidiaries has made any capital investment in, any loan to, or any acquisition of the securities or assets of, any other Person (or series of related capital investments, loans, and acquisitions) involving more than $50,000;

        (vii) none of Killam Group and its Subsidiaries has issued any note, bond, or other debt security or created, incurred, assumed, or guaranteed any indebtedness for borrowed money or capitalized lease obligation either involving more than $25,000 singly or $50,000 in the aggregate;

        (viii) none of Killam Group and its Subsidiaries has delayed or postponed the payment of accounts payable and other Liabilities outside the Ordinary Course of Business;

        (ix) none of Killam Group and its Subsidiaries has canceled, compromised, waived, or released any right or claim (or series of related rights and claims) either involving more than $50,000 or outside the Ordinary Course of Business;

        (x) none of Killam Group and its Subsidiaries has granted any license or sublicense of any rights under or with respect to any Intellectual Property outside the Ordinary Course of Business;

        (xi) there has been no change made or authorized in the charter or bylaws of any of Killam Group and its Subsidiaries;

        (xii) except in connection with the issuance of 100 Killam Group Shares to Seller upon the incorporation of the Killam Group in September of 1997, none of Killam Group and its Subsidiaries has issued, sold, or otherwise disposed of any of its capital stock, or granted any options, warrants, or other rights to purchase or obtain (including upon conversion, exchange, or exercise) any of its capital stock;

        (xiii) none of Killam Group and its Subsidiaries has declared, set aside, or paid any dividend or made any distribution with respect to its capital stock (whether in cash or in kind) or redeemed, purchased, or otherwise acquired any of its capital stock;

        (xiv) none of Killam Group and its Subsidiaries has experienced any material damage, destruction, or loss (whether or not covered by insurance) to its property;

        (xv) none of Killam Group and its Subsidiaries has made any loan to, or entered into any other transaction with, any of its directors, officers, and employees outside the Ordinary Course of Business;

        (xvi) none of Killam Group and its Subsidiaries has entered into any employment contract or collective bargaining agreement, written or oral, or modified the terms of any existing such contract or agreement;

        (xvii) none of Killam Group and its Subsidiaries has granted any increase in the base compensation of any of its directors, officers, and employees outside the Ordinary Course of Business;

        (xviii) none of Killam Group and its Subsidiaries has adopted, amended, modified, or terminated any bonus, profit-sharing, incentive, severance, or other plan, contract, or commitment for the benefit of any of its directors, officers, and employees (or taken any such action with respect to any other Employee Benefit Plan);

        (xix) none of Killam Group and its Subsidiaries has made any other change in employment terms for any of its directors, officers, and employees outside the Ordinary Course of Business;

        (xx) none of Killam Group and its Subsidiaries has made or pledged to make any charitable or other capital contribution outside the Ordinary Course of Business;

        (xxi) there has not been any other material occurrence, event, incident, action, failure to act, or transaction outside the Ordinary Course of Business involving any of Killam Group and its Subsidiaries; and

        (xxii) none of Killam Group and its Subsidiaries has committed to any of the foregoing.

    4.9 UNDISCLOSED LIABILITIES. None of Killam Group and its Subsidiaries has any Liability (and, to the Knowledge of Seller, there is no Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rise to any Liability), except for (A) Liabilities set forth in the Most Recent Financial Statements, including the notes thereto, and (B) Liabilities which have arisen after the date of the Most Recent Financial Statements in the Ordinary Course of Business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law).

    4.10 LEGAL COMPLIANCE. Each of Killam Group, its Subsidiaries, and their respective predecessors, has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply.

    4.11  TAX MATTERS.

        4.11.1 Each of Killam Group and its Subsidiaries has filed all Tax Returns that it was required to file. All such Tax Returns were correct and complete in all respects. All Taxes owed by any of Killam Group and its Subsidiaries (whether or not shown on any Tax Return) have been paid. None of Killam Group and its Subsidiaries currently is the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made by an authority in a jurisdiction where any of Killam Group and its Subsidiaries does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Security Interests on any of the assets of any of Killam Group and its Subsidiaries that arose in connection with any failure (or alleged failure) to pay any Tax.

        4.11.2 Each of Killam Group and its Subsidiaries has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

        4.11.3 The Seller does not expect any authority to assess any additional Taxes for any period for which Tax Returns have been filed. There is no dispute or claim concerning any Tax Liability of any of Killam Group and its Subsidiaries either (A) claimed or raised by any authority in writing or (B) as to the Seller and the directors and officers (and employees responsible for Tax matters) of Killam Group and its Subsidiaries has Knowledge based upon personal contact with any agent of such authority. The Seller has made available to the Buyer correct and complete copies of all federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by any of Killam Group and its Subsidiaries since April 1, 1995.

        4.11.4 None of Killam Group and its Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

        4.11.5 None of Killam Group and its Subsidiaries has filed a consent under Code Sec. 341(f) concerning collapsible corporations. None of Killam Group and its Subsidiaries has made any payments, is obligated to make any payments, or is a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under Code Sec. 280G. None of Killam Group and its Subsidiaries has been a United States real property holding corporation within the meaning of Code Sec. 897(c)(2) during the applicable period specified in Code Sec. 897(c)(1)(A)(ii). Each of Killam Group and its Subsidiaries has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Code Sec. 6662. None of Killam Group and its Subsidiaries is a party to any Tax allocation or sharing agreement. None of Killam Group and its Subsidiaries (A) has been a member of an Affiliated Group filing a consolidated federal income Tax Return (other than a group the common parent of which was Killam Group) or (B) has any Liability for the Taxes of any Person (other than any of Killam Group and its Subsidiaries) under Treas. Reg. Section1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

        4.11.6 The unpaid Taxes of Killam Group and its Subsidiaries (A) did not, as of the Most Recent Fiscal Month End, exceed the reserve for Tax Liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto) and (B) do not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of Killam Group and its Subsidiaries in filing their Tax Returns.

    4.12  REAL PROPERTY.

        4.12.1 Section4.12.1 of the Disclosure Schedule lists and describes briefly all real property that any of Killam Group and its Subsidiaries owns. With respect to each such parcel of owned real property:

           (i) the identified owner has good and marketable title to the parcel of real property, free and clear of any Security Interest, easement, covenant, or other restriction, except for installments of special assessments not yet delinquent and recorded easements, covenants, and other restrictions which do not impair the current use, occupancy, or value, or the marketability of title, of the property subject thereto;

           (ii) there are no pending or, to the Knowledge of Seller, threatened condemnation proceedings, lawsuits, or administrative actions relating to the property or other matters affecting materially and adversely the current use, occupancy, or value thereof;

           (iii) the legal description for the parcel contained in the deed thereof describes such parcel fully and adequately, the buildings and improvements are located within the boundary lines of the described parcels of land, are not in violation of applicable setback requirements, zoning laws, and ordinances (and none of the properties or buildings or improvements thereon are subject to "permitted non-conforming use" or permitted non-conforming structure" classifications), and do not encroach on any easement which may burden the land, and the land does not serve any adjoining property for any purpose inconsistent with the use of the land, and the property is not located within any flood plain or subject to any similar type restriction for which any permits or licenses necessary to the use thereof have not been obtained;

           (iv) all facilities have received all approvals of governmental authorities (including licenses and permits) required in connection with the ownership or operation thereof and have been operated and maintained in accordance with applicable laws, rules, and regulations;

           (v) there are no leases, subleases, licenses, concessions, or other agreements, written or oral, granting to any party or parties the right of use or occupancy of any portion of the parcel of real property;

           (vi) there are no outstanding options or rights of first refusal to purchase the parcel of real property, or any portion thereof or interest therein;

           (vii) there are no parties (other than Killam Group and its subsidiaries) in possession of the parcel of real property, other than tenants under any leases disclosed in Section4.12.1 of the Disclosure Schedule who are in possession of space to which they are entitled;

           (viii) all facilities located on the parcel of real property are supplied with utilities and other services necessary for the operation of such facilities, including gas, electricity, water, telephone, sanitary sewer, and storm sewer, all of which services are adequate in accordance with all applicable laws, ordinances, rules, and regulations and are provided via public roads or via permanent, irrevocable, appurtenant easements benefiting the parcel of real property; and

           (ix) each parcel of real property abuts on and has direct vehicular access to a public road, or has access to a public road via a permanent, irrevocable, appurtenant easement benefiting the parcel of real property, and access to the property is provided by paved public right-of-way with adequate curb cuts available.

        4.12.2 Section4.12.2 of the Disclosure Schedule lists and describes briefly all real property leased or subleased to any of Killam Group and its Subsidiaries. The Seller has made available to the Buyer correct and complete copies of the leases and subleases listed in Section4.12.2 of the Disclosure Schedule (as amended to date). With respect to each lease and sublease listed in Section4.12.2 of the Disclosure
    Schedule:

           (i) the lease or sublease is legal, valid, binding, enforceable, and in full force and effect;

           (ii) the lease or sublease will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby;

           (iii) no party to the lease or sublease is in breach or default, and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification, or acceleration thereunder;

           (iv) no party to the lease or sublease has repudiated any provision thereof;

           (v) there are no disputes, oral agreements, or forbearance programs in effect as to the lease or sublease;

           (vi) with respect to each sublease, the representations and warranties set forth in subsections (i) through (v) above are true and correct with respect to the underlying lease;

           (vii) none of Killam Group and its Subsidiaries has assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the leasehold or subleasehold;

           (viii) all facilities leased or subleased thereunder have received all approvals of governmental authorities (including licenses and permits) required in connection with the operation thereof and have been operated and maintained in accordance with applicable laws, rules, and regulations;

           (ix) all facilities leased or subleased thereunder are supplied with utilities and other services necessary for the operation of said facilities; and

           (x) to the Knowledge of the Seller, the owner of the facility leased or subleased has good and marketable title to the parcel of real property, free and clear of any Security Interest, easement, covenant, or other restriction, except for installments of special easements not yet delinquent and recorded easements, covenants, and other restrictions which do not impair the current use, occupancy, or value, or the marketability of title, of the property subject thereto.

    4.13  INTELLECTUAL PROPERTY.

        4.13.1 Killam Group and its Subsidiaries own or have the right to use pursuant to license, sublicense, agreement, or permission all Intellectual Property necessary or desirable for the operation of the businesses of Killam Group and its Subsidiaries as presently conducted and as presently proposed to be conducted. Each item of Intellectual Property owned or used by any of Killam Group and its Subsidiaries immediately prior to the Closing hereunder will be owned or available for use by Killam Group or the Subsidiary on identical terms and conditions immediately subsequent to the Closing hereunder. Each of Killam Group and its Subsidiaries has taken all action deemed reasonably necessary or desirable to maintain and protect each item of Intellectual Property that it owns or uses.

        4.13.2 None of Killam Group and its Subsidiaries has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties, and none of the Seller, Killam Group, or its Subsidiaries has ever received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that any of Killam Group and its Subsidiaries must license or refrain from using any Intellectual Property rights of any third party). To the Knowledge of any of Seller, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of any of Killam Group and its Subsidiaries.

        4.13.3 The Seller has made available to the Buyer correct and complete copies of each patent or registration which is pending or which has been issued to any of Killam Group and its Subsidiaries with respect to any of its Intellectual Property, and each license, agreement, or other permission which any of Killam Group and its Subsidiaries has granted to any third party other than in the Ordinary Course of Business with respect to any of its Intellectual Property. The Seller has made available to the Buyer correct and complete copies of all written documentation evidencing ownership and prosecution (if applicable) of each such item. Section4.13.3 of the Disclosure Schedule identifies each trade name or unregistered trademark used by any of Killam Group and its Subsidiaries in connection with any of its businesses. With respect to each item of Intellectual Property:

           (i) Killam Group and its Subsidiaries possess all right, title, and interest in and to the item, free and clear of any Security Interest, license, or other restriction;

           (ii) the item is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge;

           (iii) no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or, to the Knowledge of Seller is threatened which challenges the legality, validity, enforceability, use, or ownership of the item; and

           (iv) none of Killam Group and its Subsidiaries has ever agreed to indemnify any Person for or against any interference, infringement, misappropriation, or other conflict with respect to the item.

        4.13.4 Section4.13.4 of the Disclosure Schedule identifies each item of Intellectual Property that any third party owns and that any of Killam Group and its Subsidiaries uses pursuant to license, sublicense, agreement, or permission granted other than in the Ordinary Course of Business. The Seller has made available to the Buyer correct and complete copies of all such licenses, sublicenses, agreements, and permissions (as amended to date). With respect to each item of Intellectual Property required to be identified in Section4(m)(iv) of the Disclosure Schedule:

           (i)  the license, sublicense, agreement, or permission covering the item is legal, valid, binding, enforceable, and in full force and effect;

           (ii) the license, sublicense, agreement, or permission will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the Closing;

           (iii) no party to the license, sublicense, agreement, or permission is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default or permit termination, modification, or acceleration thereunder;

           (iv) no party to the license, sublicense, agreement, or permission has repudiated any provision thereof;

           (v) with respect to each sublicense, the representations and warranties set forth in subsections (i) through (iv) above are true and correct with respect to the underlying license;

           (vi) the underlying item of Intellectual Property is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge;

           (vii) no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or, to the Knowledge of Seller, is threatened which challenges the legality, validity, or enforceability of the underlying item of Intellectual Property; and

           (viii) none of Killam Group and its Subsidiaries has granted any sublicense or similar right with respect to the license, sublicense, agreement, or permission.

        4.13.5 To the Knowledge of Seller, none of the transactions contemplated by this Agreement will interfere with, infringe upon, misappropriate, or otherwise come into conflict with, any Intellectual Property rights of third parties as a result of the continued operation of its business as presently conducted and as presently proposed to be conducted.

        4.13.6 The Seller has no Knowledge of any new products, inventions, procedures, or methods of manufacturing or processing that any competitors or other third parties have developed which reasonably could be expected to supersede or make obsolete any product or process of any of Killam Group and its Subsidiaries.

    4.14 TANGIBLE ASSETS. Killam Group and its Subsidiaries own or lease all buildings, machinery, equipment, and other tangible assets necessary for the conduct of their businesses as presently conducted and as presently proposed to be conducted. Each such tangible asset is free from material defects, has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear), and is suitable for the purposes for which it presently is used and presently is proposed to be used.

    4.15  [NOT USED.]

    4.16 CONTRACTS. The Seller has made available to the Buyer a correct and complete copy of each written agreement identified below to which Killam Group and its Subsidiaries is a party and a written summary setting forth the terms and conditions of each oral agreement that would be required to be identified below were such agreement in written form:

           (i) any agreement (or group of related agreements) for the lease of personal property to or from any Person providing for lease payments in excess of $10,000 per annum;

           (ii) any agreement (or group of related agreements) for the purchase or sale of raw materials, commodities, supplies, products, or other personal property, or for the furnishing or receipt of services, the performance of which will extend over a period of more than one year, result in a material loss to any of Killam Group and its Subsidiaries, or involve consideration in excess of $10,000;

           (iii)  any agreement concerning a partnership or joint venture;

           (iv) any agreement (or group of related agreements) under which it has created, incurred, assumed, or guaranteed any indebtedness for borrowed money, or any capitalized lease obligation, in excess of $10,000 or under which it has imposed a Security Interest on any of its assets, tangible or intangible;

           (v)  any agreement concerning confidentiality or noncompetition;

           (vi) any agreement with any of the Seller and its Affiliates (other than Killam Group and its Subsidiaries);

           (vii) any profit sharing, stock option, stock purchase, stock appreciation, deferred compensation, severance, or other plan or arrangement for the benefit of its current or former directors, officers, and employees;

           (viii)  any collective bargaining agreement;

           (ix) any agreement for the employment of any individual on a full-time, part-time, consulting, or other basis providing annual compensation in excess of $10,000 or providing severance benefits;

           (x) any agreement under which it has advanced or loaned any amount to any of its directors, officers, and employees outside the Ordinary Course of Business;

           (xi) any agreement under which the consequences of a default or termination could have a material adverse effect on the business, financial condition, operations, results of operations, or future prospects of any of Killam Group and its Subsidiaries; or

           (xii) any other agreement (or group of related agreements) the performance of which involves consideration in excess of $10,000.

    With respect to each such agreement listed above: (A) the agreement is legal, valid, binding, enforceable, and in full force and effect; (B) the agreement will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby; (C) no party is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default, or permit termination, modification, or acceleration, under the agreement; and (D) no party has repudiated any provision of the agreement.

    4.17 NOTES AND ACCOUNTS RECEIVABLE. All notes and accounts receivable of Killam Group and its Subsidiaries are reflected properly on their books and records, are valid receivables subject to no setoffs or counterclaims, are current and collectible, and will be collected in accordance with their terms at their recorded amounts, subject only to the reserve for bad debts set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto) as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of Killam Group and its Subsidiaries.

    4.18 POWERS OF ATTORNEY. There are no outstanding powers of attorney executed on behalf of any of Killam Group and its Subsidiaries.

    4.19 INSURANCE. Section4.19 of the Disclosure Schedule sets forth the following information with respect to each insurance policy (including policies providing property, casualty, liability, and workers' compensation coverage and bond and surety arrangements) to which any of Killam Group and its Subsidiaries has been a party, a named insured, or otherwise the beneficiary of coverage at any time within the past three years, other than insurance coverage provided to Killam Group and its Subsidiaries by the umbrella coverage of Thermo Electron Corporation, the ultimate parent entity of Seller:

           (i)  the name, address, and telephone number of the agent;

           (ii) the name of the insurer, the name of the policyholder, and the name of each covered insured;

           (iii)  the policy number and the period of coverage;

           (iv) the scope (including an indication of whether the coverage was on a claims made, occurrence, or other basis) and amount (including a description of how deductibles and ceilings are calculated and operate) of coverage; and

           (v) a description of any retroactive premium adjustments or other loss-sharing arrangements.

    With respect to each such insurance policy to which any of Killam Group and its Subsidiaries is a party, a named insured or a beneficiary: (A) the policy is legal, valid, binding, enforceable, and in full force and effect; (B) the policy will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby; (C) neither any of Killam Group and its Subsidiaries nor any other party to the policy is in breach or default (including with respect to the payment of premiums or the giving of notices), and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination, modification, or acceleration, under the policy; and (D) no party to the policy has repudiated any provision thereof. Each of Killam Group and its Subsidiaries has been covered during the past five years by insurance in scope and amount customary and reasonable for the businesses in which it has engaged during the aforementioned period. Section4.19 of the Disclosure Schedule describes any self-insurance arrangements affecting any of Killam Group and its Subsidiaries.

    4.20 LITIGATION. Neither Killam Group nor any of its Subsidiaries is a party to any action, suit, proceeding, hearing, or investigation which, to the Knowledge of Seller, could result in any material adverse change in the business, financial condition, operations, results of operations, or future prospects of Killam Group and its Subsidiaries, taken as a whole. The Seller has no reason to believe that any such action, suit, proceeding, hearing, or investigation may be brought or threatened against any of Killam Group and its Subsidiaries.

    4.21 CONTRACTUAL COMMITMENTS. The services Killam Group and its Subsidiaries have provided their customers have been in conformity with all applicable contractual commitments, and none of Killam Group and its Subsidiaries has any Liability (and, to the Knowledge of Seller, there is no Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rise to any Liability) for damages in connection therewith, subject only to the reserve for claims set forth in the Most Recent Financial Statements, including the notes thereto, as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of Killam Group and its Subsidiaries.

    4.22  [NOT USED.]

    4.23 EMPLOYEES. To the Knowledge of Seller, no executive, key employee, or group of employees has any plans to terminate employment with any of Killam Group and its Subsidiaries. None of Killam Group and its Subsidiaries is a party to or bound by any collective bargaining agreement, nor has any of them experienced any strikes, grievances, claims of unfair labor practices, or other collective bargaining disputes. None of Killam Group and its Subsidiaries has committed any unfair labor practice. The Seller has no Knowledge of any organizational effort presently being made or threatened by or on behalf of any labor union with respect to employees of any of Killam Group and its Subsidiaries.

    4.24  EMPLOYEE BENEFITS.

        4.24.1 Section4.24.1 of the Disclosure Schedule lists each Employee Benefit Plan that any of Killam Group and its Subsidiaries maintains or to which any of Killam Group and its Subsidiaries contributes. With respect to each such Employee Benefit Plan:

           (i) Each such Employee Benefit Plan (and each related trust, insurance contract, or fund) complies in form and in operation in all respects with the applicable requirements of ERISA, the Code, and other applicable laws.

           (ii) All required reports and descriptions (including Form 5500 Annual Reports, Summary Annual Reports, PBGC-1's, and Summary Plan Descriptions) have been filed or distributed appropriately with respect to each such Employee Benefit Plan. The requirements of Part 6 of Subtitle B of Title I of ERISA and of Code Sec. 4980B have been met with respect to each such Employee Benefit Plan which is an Employee Welfare Benefit Plan.

           (iii) All contributions (including all employer contributions and employee salary reduction contributions) which are due have been paid to each such Employee Benefit Plan which is an Employee Pension Benefit Plan and all contributions for any period ending on or before the Closing Date which are not yet due have been paid to each such Employee Pension Benefit Plan or accrued in accordance with the past custom and practice of Killam Group and its Subsidiaries. All premiums or other payments for all periods ending on or before the Closing Date have been paid with respect to each such Employee Benefit Plan which is an Employee Welfare Benefit Plan.

           (iv) Each such Employee Benefit Plan which is an Employee Pension Benefit Plan meets the requirements of a "qualified plan" under Code Sec. 401(a) and has received, within the last two years, a favorable determination letter from the Internal Revenue Service.

           (v) The market value of assets under each such Employee Benefit Plan which is an Employee Pension Benefit Plan (other than any Multiemployer
       Plan) equals or exceeds the present value of all vested and nonvested Liabilities thereunder determined in accordance with PBGC methods, factors, and assumptions applicable to an Employee Pension Benefit Plan terminating on the date for determination.

           (vi) The Seller has delivered to the Buyer correct and complete copies of the plan documents and summary plan descriptions, the most recent determination letter received from the Internal Revenue Service, the most recent Form 5500 Annual Report, and all related trust agreements, insurance contracts, and other funding agreements which implement each such Employee Benefit Plan.

        4.24.2 With respect to each Employee Benefit Plan that any of Killam Group, its Subsidiaries, and the Controlled Group of Corporations which includes Killam Group and its Subsidiaries maintains or ever has maintained or to which any of them contributes, ever has contributed, or ever has been required to contribute:

           (i) No such Employee Benefit Plan which is in Employee Pension Benefit Plan (other than any Multiemployer Plan) has been completely or partially terminated or been the subject of a Reportable Event as to which notices would be required to be filed with the PBGC. No proceeding by the PBGC to terminate any such Employee Pension Benefit Plan (other than any Multiemployer Plan) has been instituted or, to the Knowledge of Seller, threatened.

           (ii) There have been no Prohibited Transactions with respect to any such Employee Benefit Plan. No Fiduciary has any Liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of any such Employee Benefit Plan. No action, suit, proceeding, hearing, or investigation with respect to the administration or the investment of the assets of any such Employee Benefit Plan (other than routine claims for benefits) is pending or, to the Knowledge of Seller, threatened. The Seller has no Knowledge of any Basis for any such action, suit, proceeding, hearing, or investigation.

           (iii) None of Killam Group and its Subsidiaries has incurred, and none of the Seller and the directors and officers (and employees with responsibility for employee benefits matters) of Killam Group and its Subsidiaries has any reason to expect that any of Killam Group and its Subsidiaries will incur, any Liability to the PBGC (other than PBGC premium payments) or otherwise under Title IV of ERISA (including any withdrawal Liability) or under the Code with respect to any such Employee Benefit Plan which is an Employee Pension Benefit Plan.

        4.24.3 None of Killam Group, its Subsidiaries, and the other members of the Controlled Group of Corporations that includes Killam Group and its Subsidiaries contributes to, ever has contributed to, or ever has been required to contribute to any Multiemployer Plan or has any Liability (including withdrawal Liability) under any Multiemployer Plan.

        4.24.4 None of Killam Group and its Subsidiaries maintains or ever has maintained or contributes, ever has contributed, or ever has been required to contribute to any Employee Welfare Benefit Plan providing medical, health, or life insurance or other welfare-type benefits for current or future retired or terminated employees, their spouses, or their dependents (other than in accordance with Code Sec. 4980B).

    4.25 GUARANTIES. None of Killam Group and its Subsidiaries is a guarantor or otherwise is liable for any Liability or obligation (including indebtedness) of any other Person.

    4.26  ENVIRONMENT, HEALTH, AND SAFETY.

        4.26.1 Each of Killam Group, its Subsidiaries, and their respective predecessors and Affiliates has complied with all Environmental, Health, and Safety Laws, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply. Without limiting the generality of the preceding sentence, each of Killam Group, its Subsidiaries, and their respective predecessors and Affiliates has obtained and been in compliance with all of the terms and conditions of all permits, licenses, and other authorizations which are required under, and has complied with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables which are contained in, all Environmental, Health, and Safety Laws.

        4.26.2 None of Killam Group and its Subsidiaries has any Liability (and none of Killam Group, its Subsidiaries, and their respective predecessors and Affiliates has handled or disposed of any substance, arranged for the disposal of any substance, exposed any employee or other individual to any substance or condition, or owned or operated any property or facility in any manner that could form the Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of Killam Group and its Subsidiaries giving rise to any Liability) for damage to any site, location, or body of water (surface or subsurface), for any illness of or personal injury to any employee or other individual, or for any reason under any Environmental, Health, and Safety Law.

        4.26.3 All properties and equipment used in the business of Killam Group, its Subsidiaries, and their respective predecessors and Affiliates have been free of asbestos, PCB's, methylene chloride, trichloroethylene, 1,2-trans-dichloroethylene, dioxins, dibenzofurans, and Extremely Hazardous Substances.

        4.26.4  Seller has made available to Buyer:

           (i) all industrial hygiene surveys prepared by or on behalf of Killam Group and its Subsidiaries since January 1, 1992, to the extent reasonably available from the records of Killam Group and its Subsidiaries;

           (ii) summaries of all epidemiological or toxicological studies conducted by or on behalf of Killam Group and its Subsidiaries since January 1, 1992, to the extent reasonably available from the records of Killam Group and its Subsidiaries;

           (iii) all occupational safety and health reports filed with governmental agencies or instrumentalities by or on behalf of Killam Group and its Subsidiaries since January 1, 1992, to the extent reasonably available from the records of Killam Group and its Subsidiaries;

           (iv) annual summaries of workers compensation liabilities of Killam Group and its Subsidiaries since January 1, 1992, to the extent reasonably available from the records of Killam Group and its Subsidiaries;

           (v) all citations, notices of violations, orders, consent orders, administrative or judicial enforcement proceedings from governmental agencies or instrumentalities with respect to health or safety matters currently pending against Killam Group and its Subsidiaries;

           (vi) all medical surveillance programs currently provided for employees involved with raw materials and products (including waste products) used or produced, to the extent reasonably available from the records of Killam Group and its Subsidiaries;

           (vii) a list of each accident or event which has resulted in, or may result in, a claim against Killam Group and its Subsidiaries that personal injury, property damage or economic loss was caused by Killam Group or its Subsidiaries or involved any employee of Killam Group or its Subsidiaries in his or her capacity as an employee, to the extent reasonably available from the records of Killam Group and its Subsidiaries; and

           (viii) a list of all claims (other than health and dental claims) filed and currently pending under the insurance policies listed pursuant to Schedule 4.19 (including, in their aggregate amount, employee benefit claims other than health or dental insurance claims).

    4.27 BACKLOG. As of June 30, 1997, Killam Group's and its Subsidiaries' backlog of binding purchase orders was at least $47,196,926. To the Knowledge of any of the Seller, Killam Group and its Subsidiaries, such orders and commitments, together with any quotations for work which are outstanding at this time, contain, in the aggregate, terms and conditions that are consistent with the practices of Killam Group and its Subsidiaries in the ordinary course of business prior to the Closing Date.

    4.28 GOVERNMENT CONTRACTS. None of Killam Group or its Subsidiaries has been suspended or debarred from bidding on contracts or subcontracts with any Governmental Entity and no such suspension or debarment has been initiated or, to the Knowledge of Seller, threatened. The consummation of the transactions contemplated by this Agreement will not result in any such suspension or debarment. To the Knowledge of Seller, none of Killam Group or its Subsidiaries has been audited or investigated and is not now being audited or investigated by the U.S. Government Accounting Office, the U.S. Department of Defense or any of its agencies, the Defense Contract Audit Agency, the U.S. Department of Justice, the Inspector General of any U.S. Governmental Entity, any similar agencies or instrumentalities of any foreign Governmental Entity, or any price contractor with a Governmental Entity nor has any such audit or investigation been threatened. To the Knowledge of Seller, there is no valid basis for (A) the suspension or debarment of Killam Group or any of its Subsidiaries from bidding on contracts or subcontracts with any Governmental Entity or (B) any claim pursuant to an audit or investigation by any of the entities named in the foregoing sentence. Killam Group and its Subsidiaries have no agreements, contracts or commitments which require it to obtain or maintain a security clearance with any Governmental Entity.

    4.29 BANKING FACILITIES. Seller has made available to Buyer a true, correct and complete list of: (A) each bank, savings and loan or similar financial institution at which Killam Group and its Subsidiaries has an account, safety deposit box, line of credit or credit facility and the numbers of the accounts or safety deposit boxes maintained by Killam Group and its Subsidiaries thereat and details, including terms, of any line of credit or credit facility; and (B) the names of all persons authorized to draw on each such account or to have access to any such safety deposit box facility, together with a description of the authority (and conditions thereof, if any) of each such person with respect thereto.

    4.30  CERTAIN BUSINESS RELATIONSHIPS WITH KILLAM GROUP AND ITS
SUBSIDIARIES. Neither the Seller nor any of its Affiliates has been involved in any business arrangement or relationship with any of Killam Group and its Subsidiaries within the past 12 months (other than in the Ordinary Course of Business), and none of the Seller and its Affiliates owns any asset, tangible or intangible, which is used in the business of any of Killam Group and its Subsidiaries.

    4.31 DISCLOSURE. The representations and warranties contained in this Section4 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Section4 not misleading.

    5. PRE-CLOSING COVENANTS. The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.

    5.1 GENERAL. Each of the Parties will use its best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Section7 below).

    5.2  COVENANTS OF SELLER.

        5.2.1 NOTICES AND CONSENTS. The Seller will cause each of Killam Group and its Subsidiaries to give any notices to third parties, and will cause each of Killam Group and its Subsidiaries to use its best efforts to obtain any third-party consents, that the Buyer reasonably may request in connection with the matters referred to in Section4.3 above. Each of the Parties will (and the Seller will cause each of Killam Group and its Subsidiaries to) give any notices to, make any filings with, and use its best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to in Section3.1.2, and Section4.3 above.

        5.2.3 OPERATION OF BUSINESS. The Seller will not cause or permit any of Killam Group and its Subsidiaries to engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business. Without limiting the generality of the foregoing, the Seller will not cause or permit any of Killam Group and its Subsidiaries to (A) declare, set aside, or pay any dividend or make any distribution with respect to its capital stock or redeem, purchase, or otherwise acquire any of its capital stock, or (B) otherwise engage in any practice, take any action, or enter into any transaction of the sort described in Section4.8 above.

        5.2.4 PRESERVATION OF BUSINESS. The Seller will cause each of Killam Group and its Subsidiaries to keep its business and properties substantially intact, including its present operations, physical facilities, working conditions, and relationships with lessors, licensors, suppliers, customers, and employees.

        5.2.5 FULL ACCESS. The Seller will permit, and the Seller will cause each of Killam Group and its Subsidiaries to permit, representatives of the Buyer to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of Killam Group and its Subsidiaries, to all premises, properties, personnel, books, records (including Tax records), contracts, and documents of or pertaining to each of Killam Group and its Subsidiaries.

        5.2.6 NOTICE OF DEVELOPMENTS. The Seller will give prompt written notice to the Buyer of any material adverse development causing a breach of any of the representations and warranties in Section4 above. The Seller will cause each of Killam Group and its Subsidiaries will give prompt written notice to the others of any material adverse development causing a breach of any of his or its own representations and warranties in Section3 above. No disclosure by Seller, Killam Group or its Subsidiaries pursuant to this Section5.2.6, however, shall be deemed to amend or supplement Annex I, Annex II, or the Disclosure Schedule or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant, unless specifically agreed to in writing by Buyer.

        5.2.7 EXCLUSIVITY. The Seller will not (and the Seller will not cause or permit any of Killam Group and its Subsidiaries to) (A) solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of any capital stock or other voting securities, or any substantial portion of the assets of, any of Killam Group and its Subsidiaries (including any acquisition structured as a merger, consolidation, or share exchange) or (B) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing. The Seller will vote its Killam Group Shares in favor of any such acquisition structured as a merger, consolidation, or share exchange. The Seller will notify the Buyer immediately if any Person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing.

    5.3  COVENANTS OF BUYER.

        5.3.1 NOTICES AND CONSENTS. The Buyer will give any notices to third parties, and will obtain any third-party consents, that the Seller reasonably may request in connection with the matters referred to in Section3.2.3 above. Buyer will give any notices to, make any filings with, and use its best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to in Section3.2.2.

        5.3.3 OPERATION OF BUSINESS. The Buyer and its Subsidiaries will not engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business. Without limiting the generality of the foregoing, the Buyer and its Subsidiaries will not (A) declare, set aside, or pay any dividend or make any distribution with respect to its capital stock or redeem, purchase, or otherwise acquire any of its capital stock, or (B) otherwise engage in any practice, take any action, or enter into any transaction of the sort described in Section4.8 above.

        5.3.4 PRESERVATION OF BUSINESS. The Buyer and its Subsidiaries will keep their business and properties substantially intact, including their present operations, physical facilities, working conditions, and relationships with lessors, licensors, suppliers, customers, and employees.

        5.3.5 FULL ACCESS. The Buyer will permit representatives of the Seller to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of Buyer and its Subsidiaries, to all premises, properties, personnel, books, records (including Tax records), contracts, and documents of or pertaining to each of Buyer and its Subsidiaries.

        5.3.6 NOTICE OF DEVELOPMENTS. The Buyer will give prompt written notice to the Seller of any material adverse development causing a breach of any of the representations and warranties in Section3.2 above. No disclosure by Buyer pursuant to this Section5.3.6, however, shall be deemed to amend or supplement any Annex, Disclosure Schedule or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant, unless specifically agreed to in writing by Seller.

        5.3.7 LISTING OF RGI STOCK. Promptly after the date hereof, the Buyer shall take all action necessary in accordance with applicable law to convene a meeting of its shareholders to be held for the purpose of approving the listing of the shares of RGI Stock to be issued to the Seller for trading upon AMEX in accordance with Section712 of AMEX's Listing Standards, Policies and Requirements (or any other applicable provisions thereof). In connection with such meeting, the Buyer's Board of Directors shall recommend to the Buyer's shareholders the approval of the listing of such shares of RGI Stock pursuant to this Agreement. The Buyer shall use all reasonable efforts to obtain all votes and approvals of its shareholders necessary for the listing of such shares of RGI Stock and all related matters required under the Delaware Business Corporation Act, and its Certificate of Incorporation and By-laws. The Seller hereby agrees to vote all of the shares of RGI Stock held by it as of the record date of any such meeting in favor of the listing of such share of RGI Stock and all such related matters.

    6. POST-CLOSING COVENANTS. The Parties agree as follows with respect to the period following the Closing.

    6.1 GENERAL. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under Section8 below).

    6.2 LITIGATION SUPPORT. In the event and for so long as any Party actively is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with (A) any transaction contemplated under this Agreement or (B) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving any of Killam Group and its Subsidiaries, each of the other Parties will cooperate with him or it and his or its counsel in the contest or defense, make available their personnel, and provide such testimony and access to their books and records as shall be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending Party (unless the contesting or defending Party is entitled to indemnification therefor under Section8 below).

    6.3 TRANSITION. The Seller will not take any action that is designed or intended to have the effect of discouraging any lessor, licensor, customer, supplier, or other business associate of any of Killam Group and its subsidiaries from maintaining the same business relationships with Killam Group and its Subsidiaries after the Closing as it maintained with Killam Group and its Subsidiaries prior to the Closing. The Seller will refer all customer inquiries relating to the businesses of Killam Group and its Subsidiaries to the Buyer from and after the Closing.

    6.4 CONFIDENTIALITY. The Seller will treat and hold as such all of the Confidential Information, refrain from using any of the Confidential Information except in connection with this Agreement, and deliver promptly to the Buyer or destroy, at the request and option of the Buyer, all tangible embodiments (and all copies) of the Confidential Information which are in its possession. In the event that the Seller is requested or required (by oral question or request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process) to disclose any Confidential Information, the Seller will notify the Buyer promptly of the request or requirement so that the Buyer may seek an appropriate protective order or waive compliance with the provisions of this Section6.4. If, in the absence of a protective order or the receipt of a waiver hereunder, the Seller is, on the advice of counsel, compelled to disclose any Confidential Information to any tribunal or else stand liable for contempt, the Seller may disclose the Confidential Information to the tribunal; provided, however, that the disclosing Seller shall use his or its best efforts to obtain, at the request of the Buyer, an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as the Buyer shall designate. The foregoing provisions shall not apply to any Confidential Information which is generally available to the public immediately prior to the time of disclosure.

    6.5 RGI STOCK. Each certificate of RGI Stock delivered to Seller will be imprinted with a legend substantially in the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE MADE ONLY PURSUANT TO APPLICABLE EXEMPTIONS (IF ANY) UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7. CONDITIONS TO OBLIGATION TO CLOSE.

    7.1 CONDITIONS TO OBLIGATION OF THE BUYER. The obligation of the Buyer to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

        (i) the representations and warranties set forth in Section3.1 and Section4 above shall be true and correct in all material respects at and as of the Closing Date;

        (ii) the Seller shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

        (iii) Killam Group and its Subsidiaries shall have procured all of the third party consents specified in Section5.2 above;

        (iv) no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) affect adversely the right of the Buyer to own Killam Group Shares and to control Killam Group and its Subsidiaries, or (D) affect adversely the right of any of Killam Group and its Subsidiaries to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

        (v) the Seller shall have delivered to the Buyer a certificate to the effect that each of the conditions specified above in Section7.1(i)-7.1(iv) is satisfied in all respects;

        (vi) the Parties, Killam Group, and its Subsidiaries shall have received all authorizations, consents, and approvals of governments and governmental agencies, if any, referred to in Section3.1.2, Section3.2, and Section4.3 above; and

        (vii) all actions to be taken by the Seller in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Buyer.

The Buyer may waive any condition specified in this Section7.1 if it executes a writing so stating at or prior to the Closing.

    7.2 CONDITIONS TO OBLIGATION OF THE SELLER. The obligation of the Seller to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

        (i) the representations and warranties set forth in Section3.2 above shall be true and correct in all material respects at and as of the Closing Date;

        (ii) the Buyer shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

        (iii) no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

        (iv) the Buyer shall have delivered to the Seller a certificate to the effect that each of the conditions specified above in Section7.2(i)-7.2(iii) is satisfied in all respects;

        (v) the Parties, Killam Group, and its Subsidiaries shall have received all authorizations, consents, and approvals of governments and governmental agencies, if any, referred to in Section3.1.2, Section3.2.2, and Section4.3 above; and

        (vi) all actions to be taken by the Buyer in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Seller.

The Seller may waive any condition specified in this Section7.2 if they execute a writing so stating at or prior to the Closing.

8. REMEDIES FOR BREACHES OF THIS AGREEMENT.

    8.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of the Seller contained in Section4.1-4.10 and Section4.12-4.31 shall survive the Closing hereunder (even if the Buyer knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing) and continue in full force and effect for a period of two years thereafter. All of the other representations and warranties of the Parties contained in this Agreement (including the representations and warranties of the Seller contained in Section4.11 above) shall survive the Closing (even if the damaged Party knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing) and continue in full force and effect forever thereafter (subject to any applicable statutes of limitations).

    8.2  INDEMNIFICATION PROVISIONS FOR BENEFIT OF THE BUYER.

        8.2.1 In the event the Seller breaches (or in the event any third party alleges facts that, if true, would mean the Seller has breached) any of its representations, warranties, and covenants contained herein (other than the covenants in Section2.1 above and the representations and warranties in Section3.1 above), and, if there is an applicable survival period pursuant to Section8.1 above, provided that the Buyer makes a written claim for indemnification against the Seller pursuant to Section10.8 below within such survival period, then the Seller agrees to indemnify the Buyer from and against the entirety of any Adverse Consequences the Buyer may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Buyer may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach); provided, however, that the Seller shall not have any obligation to indemnify the Buyer from and against any Adverse Consequences resulting from, arising out of, relating to, in the nature of, or caused by the breach (or alleged breach) of any representation or warranty of the Seller contained in Section4.1-4.10 and Section4.12-4.31 above until the Buyer has suffered Adverse Consequences by reason of all such breaches (or alleged breaches) in excess of a $100,000 aggregate threshold (at which point the Seller will be obligated to indemnify the Buyer from and against all such Adverse Consequences relating back to the first dollar).

        8.2.2 In the event Seller breaches (or in the event any third party alleges facts that, if true, would mean the Seller has breached) any of its covenants in Section2.1 above or any of its representations and warranties in Section3.1 above, and, if there is an applicable survival period pursuant to Section8.1 above, provided that the Buyer makes a written claim for indemnification against the Seller pursuant to Section10.8 below within such survival period, then the Seller agrees to indemnify the Buyer from and against the entirety of any Adverse Consequences the Buyer may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Buyer may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

        8.2.3 The Seller agrees to indemnify the Buyer from and against the entirety of any Adverse Consequences the Buyer may suffer resulting from, arising out of, relating to, in the nature of, or caused by any Liability of any of Killam Group and its Subsidiaries for the unpaid Taxes of any Person (other than any of Killam Group and its Subsidiaries) under Treas. Reg. Section1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

    8.3 INDEMNIFICATION PROVISIONS FOR BENEFIT OF THE SELLER. In the event the Buyer breaches (or in the event any third party alleges facts that, if true, would mean the Buyer has breached) any of its representations, warranties, and covenants contained herein, and, if there is an applicable survival period pursuant to Section8.1 above, provided that the Seller makes a written claim for indemnification against the Buyer pursuant to Section10.8 below within such survival period, then the Buyer agrees to indemnify the Seller from and against the entirety of any Adverse Consequences the Seller may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Seller may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

    8.4 INDEMNIFICATION CEILING AMOUNT. In no event will the total amount payable by either Seller or Buyer pursuant to Section8.2 or Section8.3 exceed an amount equal to the Base Purchase Price for the Killam Shares.

    8.5  MATTERS INVOLVING THIRD PARTIES.

        8.5.1 If any third party shall notify any Party (the "Indemnified Party") with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against any other Party (the "Indemnifying Party") under this Section8, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

        8.5.2 Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (A) the Indemnifying Party notifies the Indemnified Party in writing within 30 days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (B) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (C) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (D) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice materially adverse to the continuing business interests of the Indemnified Party, and (E) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

        8.5.3 So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section8.5.2 above, (A) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (C) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

        8.5.4 In the event any of the conditions in Section8.5.2 above is or becomes unsatisfied, however, (A) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (B) the Indemnifying Parties will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys' fees and expenses), and (C) the Indemnifying Parties will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Section8.

    8.6 DETERMINATION OF ADVERSE CONSEQUENCES. The Parties shall take into account the time cost of money (using the Applicable Rate as the discount rate) in determining Adverse Consequences for purposes of this Section8.

9. TERMINATION.

    9.1 TERMINATION OF AGREEMENT. Certain of the Parties may terminate this Agreement as provided below:

        (i) the Buyer and the Seller may terminate this Agreement by mutual written consent at any time prior to the Closing;

        (ii) the Buyer may terminate this Agreement by giving written notice to the Seller at any time prior to the Closing in the event the Seller has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Buyer has notified the Seller of the breach, and the breach has continued without cure for a period of 15 days after the notice of breach; and

        (iii) the Seller may terminate this Agreement by giving written notice to the Buyer at any time prior to the Closing in the event the Buyer has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Seller has notified the Buyer of the breach, and the breach has continued without cure for a period of 15 days after the notice of breach.

    9.2 EFFECT OF TERMINATION. If any Party terminates this Agreement pursuant to Section9.1 above, all rights and obligations of the Parties hereunder shall terminate without any Liability of any Party to any other Party (except for any Liability of any Party then in breach).

10. MISCELLANEOUS.

    10.1 PRESS RELEASES AND PUBLIC ANNOUNCEMENTS. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of the Buyer and the Seller; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its best efforts to advise the other Parties prior to making the disclosure).

    10.2 NO THIRD-PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

    10.3 ENTIRE AGREEMENT. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

    10.4 SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of his or its rights, interests, or obligations hereunder without the prior written approval of the Buyer and the Seller.

    10.5 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

    10.6 HEADINGS. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

    10.7 NOTICES. All notices, requests, demands, consents and other communications which are required or permitted hereunder shall be in writing, and shall be deemed given when actually received or if earlier, two days after deposit with the U.S. postal authorities, certified or registered mail, return receipt requested, postage prepaid or two days after deposit with an internationally recognized air courier or express mail, charges prepaid, addressed as follows:

    If to the Buyer:

        The Randers Group Incorporated
       570 W. Seminole Road
       Muskegon, Michigan 49444
       Attention: Thomas R. Eurich

    With a copy to:

        McShane & Bowie, P.L.C.
       1100 Campau Square Plaza
       99 Monroe Avenue, NW
       Grand Rapids, Michigan 49501-0360
       Attention: John F. Shape, Esq.

    If to the Seller:

        Thermo TerraTech Inc.
       81 Wyman Street
       Waltham, Massachusetts 02254-9046
       Attention: President

    With a copy to:

        Thermo Electron Corporation
81 Wyman Street
       Waltham, Massachusetts 02254
       Attention: General Counsel

or to such other address as any party hereto may designate in writing to the other parties, specifying a change of address for the purpose of this Agreement.

    10.8 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

    10.9 AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Buyer and the Seller. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

    10.10 SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

    10.11 EXPENSES. Each of the Parties, Killam Group, and its Subsidiaries will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby. The Seller agrees that none of Killam Group and its Subsidiaries has borne or will bear any of the Seller's costs and expenses (including any of their legal fees and expenses) in connection with this Agreement or any of the transactions contemplated hereby.

    10.12 CONSTRUCTION. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.

    10.13 INCORPORATION OF EXHIBITS, ANNEXES, AND SCHEDULES. The Exhibits, Annexes, and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

    10.14 SPECIFIC PERFORMANCE. Each of the Parties acknowledges and agrees that the other Party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity.

    IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

                                THE RANDERS GROUP INCORPORATED,
                                a Delaware corporation

                                By:                        /s/ THOMAS R. EURICH
                                      -----------------------------------------
                                                              Thomas R. Eurich,
                                                                  ITS PRESIDENT
                                                                    the "Buyer"

                                THERMO TERRATECH INC.,
                                a Delaware corporation

                                By:                        /s/ JOHN P. APPLETON
                                      -----------------------------------------
                                                              John P. Appleton,
                                                          ITS PRESIDENT AND CEO
                                                                   the "Seller"

                  AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT

    WHEREAS, THERMO TERRATECH INC., a Delaware corporation (the "Seller"), and THE RANDERS GROUP INCORPORATED, a Delaware corporation (the "Buyer"), have entered into that certain Stock Purchase Agreement (the "Agreement") on September 19, 1997 providing for the sale of the capital stock of The Killam Group Inc. ("Killam") by the Seller to the Buyer;

    WHEREAS, the Agreement contemplated that in consideration of such sale, the Buyer would issue to the Seller 103,569,600 fully paid and non-assessable shares of the Buyer's common stock, subject to a post-closing adjustment as described in Section 2.2 of the Agreement;

    WHEREAS, as of April 4, 1998 (the end of the Buyer's and the Seller's most recently completed fiscal year), the post-closing adjustment mechanism set forth in Section 2.2 of the Agreement would have resulted in the issuance of 113,031,051 shares of the Buyer's common stock to the Seller in consideration of the sale of Killam to the Buyer;

    WHEREAS, the Buyer and the Seller wish to stabilize the number of shares of the Buyer's common stock to be issued in consideration of the sale of Killam to the Buyer as of April 4, 1998;

    WHEREAS, the Buyer's Board of Directors has recommended, subject to the approval of the Buyer's shareholders, that Buyer effect a one-for-five reverse split of its common stock (the "Reverse Stock Split"); and

    WHEREAS, the Buyer and the Seller wish to give effect to the Reverse Stock Split prior to the issuance of the shares of Buyer's common stock to Seller as contemplated by the Agreement;

    NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements and provisions herein contained, the parties hereto, intending to be legally bound, agree as follows:

    1. Section 1 of the Agreement is hereby amended by deleting the definition of "Base Purchase Price" and by adding the following definition in alphabetical order within such Section:

    "'PURCHASE PRICE' has the meaning set forth in Section2.2 below."

    2. Section 1 of the Agreement is hereby further amended by deleting the definition of "Closing Balance Sheet."

    3. Section 1 of the Agreement is hereby further amended by adding the following definition in alphabetical order within such Section:

    "'REVERSE STOCK SPLIT' has the meaning set forth in Section7.2(i) below."

    4. Section 2.2 of the Agreement is hereby amended and restated in its entirety as follows:

    "2.2 PURCHASE CONSIDERATION. The Buyer shall deliver to the Seller at the Closing 22,606,210 fully paid and non-assessable shares (after giving effect to the Reverse Stock Split) of RGI Stock (the "Purchase Price"). The parties acknowledge and agree that the number of shares of RGI Stock to be delivered at the Closing in payment of the Purchase Price represents the audited book value of Killam Group as of April 4, 1998, divided by $3.125 (or $0.625 multiplied by 5, to take into account the Reverse Stock Split) per share of RGI Stock so issued."

    5. Section 7.2 of the Agreement is amended by inserting the following new clause (i) therein and by renumbering all subsequent clauses accordingly:

           "(i) the Seller shall have effected a reverse stock split of one share of RGI Stock for every five shares outstanding of such RGI Stock (the "Reverse Stock Split") in accordance with the laws of the State of Delaware;"

    6. Section 8.4 of the Agreement is hereby amended and restated in its entirety as follows:

    "8.4 INDEMNIFICATION CEILING AMOUNT. In no event will the total amount payable by either Seller or Buyer pursuant to Section8.2 or Section8.3 exceed an amount equal to the Purchase Price for the Killam Shares."

    7. Except as set forth herein, the Agreement shall remain in full force and effect in accordance with its terms.

    8. This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the 4th day of April, 1998.

THE RANDERS GROUP INCORPORATED                 THERMO TERRATECH INC.

By: /s/ Thomas R. Eurich                       By: /s/ John P. Appleton
   Thomas R. Eurich                            John P. Appleton
   Vice President                              President and CEO

                                                                      APPENDIX B

                                     [LOGO]

                               September 8, 1997

Board of Directors
The Randers Group Incorporated
570 Seminole Road
Norton Shores, Michigan 494

Attention: Mr. Thomas R. Eurich, President

Gentleman:

    On May 12, 1997 Thermo TerraTech Inc. ("Thermo") acquired 7,100,000 shares of the common stock of The Randers Group Incorporated (the "Company") from certain members of the Company's management and 420,000 shares from Thermo Power Corporation, an affiliate of Thermo, for cash consideration of $4,700,000. On the same date, Thermo and the Company entered into a letter of intent pursuant to which: (i) Thermo agreed to sell to the Company its wholly owned engineering and consulting businesses, The Killam Group ("Killam"), and (ii) the Company agreed to issue to Thermo approximately 103,569,600 shares of the Company's common stock, subject to adjustments as described in the definitive acquisition agreement (all of the foregoing hereinafter referred to as the "Transactions"). Following the Transactions, Thermo will own approximately 94.4 percent of the Company's outstanding common stock. Thermo Electron Corporation, the parent of Thermo, will own approximately 1.1 percent of the Company's common stock.

    The terms of the Transactions are set forth in the agreements between the selling shareholders and Thermo dated May 12, 1997 and the definitive acquisition agreement between the Company and Thermo. We have been provided with and have reviewed the agreements between selling shareholders and Thermo and a proposed form of the definitive acquisition agreement. We have assumed for the purposes of this opinion (the "Opinion") that the definitive acquisition agreement in the form executed by the parties will not differ from such proposed form in any material respect.

    You have asked Cazenove Incorporated ("Cazenove") to advise you as to whether or not the book value of Killam approximates Fair market value. The Board of Directors of the Company is not engaging Cazenove to render an opinion as to whether or not the Transactions, whether taken individually or as a whole, are fair, from a financial point of view, to the Company. With respect to such Opinion, we have, among other things:

 (i) reviewed the proposed form of the definitive acquisition agreement;

 (ii) reviewed the agreements between the selling shareholders and Thermo dated May 12, 1997;

 (iii) reviewed certain historical and prospective financial, operating and other information furnished to us by Thermo concerning the Company and Killam;

 (iv) met with the senior management of Killam to discuss the business and operations of Killam, as well as the prospects for the industry;

 (v) visited the principal operations and facilities of Killam;

 (vi) reviewed publicly available financial and market data for public companies which we deemed comparable to Killam;

 (vii) reviewed the financial terms of recent business combinations deemed comparable by us for which information was publicly available; and

(viii) conducted such other financial studies, analyses and investigations as we deemed appropriate for purposes of this Opinion.

    Cazenove has, in the past, provided financing and financial advisory services to Thermo Electron Corporation, the parent of Thermo, and has received fees for rendering such services.

    In rendering our Opinion we have relied upon and assumed the accuracy, genuineness, completeness and fairness of the financial and other information provided by Thermo, Killam and the Company or otherwise made available to us and have not attempted independently to verify such information. We have relied upon the assurances of the managements of Thermo, Killam and the Company that they are not aware of any information or facts that would make the information provided to us misleading. We have not made an independent evaluation or appraisal of any particular asset, nor have we been furnished with such appraisals, and express no opinion regarding Killam's liquidation value. Our Opinion is necessarily based upon market economic and other conditions as they exist on, and can be evaluated as of, the date of this letter.

    It is understood that our Opinion has been prepared for the use of the Board of Directors of the Company, and does not constitute a recommendation to the stockholders of the Company as to how they should vote at the stockholders' meeting in connection with the Transactions. This letter, except as otherwise required by law, is not to be reproduced, summarized, described, quoted, referred to, or given to any other person, except Thermo, or made available, in whole or in part, in any registration statement, prospectus, proxy statement, or in any other written document used in connection with these Transactions, nor shall this letter be used for any other purpose without our prior written consent.

    Based upon and subject to the foregoing, we are of the Opinion that, as of the date hereof, the book value of Killam approximates fair market value.

                                          Yours faithfully,

                                                       [SIGNATURE]

                                          Cazenove Incorporated

                                                                      APPENDIX C

                         THE RANDERS GROUP INCORPORATED
                             EQUITY INCENTIVE PLAN

1. PURPOSE

    The purpose of this Equity Incentive Plan (the "Plan") is to secure for The Randers Group Incorporated (the "Company") and its Stockholders the benefits arising from capital stock ownership by employees and Directors of, and consultants to, the Company and its subsidiaries or other persons who are expected to make significant contributions to the future growth and success of the Company and its subsidiaries. The Plan is intended to accomplish these goals by enabling the Company to offer such persons equity-based interests, equity-based incentives or performance-based stock incentives in the Company, or any combination thereof ("Awards").

2. ADMINISTRATION

    The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board shall have full power to interpret and administer the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan and Awards, and full authority to select the persons to whom Awards will be granted ("Participants"), determine the type and amount of Awards to be granted to Participants (including any combination of Awards), determine the terms and conditions of Awards granted under the Plan (including terms and conditions relating to events of merger, consolidation, dissolution and liquidation, change of control, vesting, forfeiture, restrictions, dividends and interest, if any, on deferred amounts), waive compliance by a participant with any obligation to be performed by him or her under an Award, waive any term or condition of an Award, cancel an existing Award in whole or in part with the consent of a Participant, grant replacement Awards, accelerate the vesting or lapse of any restrictions of any Award and adopt the form of instruments evidencing Awards under the Plan and change such forms from time to time. Any interpretation by the Board of the terms and provisions of the Plan or any Award thereunder and the administration thereof, and all action taken by the Board, shall be final, binding and conclusive on all parties and any person claiming under or through any party. No Director shall be liable for any action or determination made in good faith. The Board may, to the full extent permitted by law, delegate any or all of its responsibilities under the Plan to a committee (the "Committee") appointed by the Board and consisting of two or more members of the Board, each of whom shall be deemed a "disinterested person" within the meaning of Rule 16b-3 (or any successor rule) of the Securities Exchange Act of 1934 (the "Exchange Act").

3. EFFECTIVE DATE

    The Plan shall be effective as of the date first approved by the Board of Directors, subject to the approval of the Plan by the Corporation's Stockholders. Grants of Awards under the Plan made prior to such approval shall be effective when made (unless otherwise specified by the Board at the time of grant), but shall be conditioned on and subject to such approval of the Plan.

4. SHARES SUBJECT TO THE PLAN

    Subject to adjustment as provided in Section 10.6, the total number of shares of Common Stock reserved and available for distribution under the Plan shall be 10,000,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

    If any Award of shares of Common Stock requiring exercise by the Participant for delivery of such shares terminates without having been exercised in full, is forfeited or is otherwise terminated without a payment being made to the Participant in the form of Common Stock, or if any shares of Common Stock subject to restrictions are repurchased by the Company pursuant to the terms of any Award or are otherwise reacquired by the Company to satisfy obligations arising by virtue of any Award, such shares shall be available for distribution in connection with future Awards under the Plan.

5. ELIGIBILITY

    Employees and Directors of, and consultants to, the Company and its subsidiaries, or other persons who are expected to make significant contributions to the future growth and success of the Company and its subsidiaries shall be eligible to receive Awards under the Plan. The Board, or other appropriate committee or person to the extent permitted pursuant to the last sentence of Section 2, shall from time to time select from among such eligible persons those who will receive Awards under the Plan.

6. TYPES OF AWARDS

    The Board may offer Awards under the Plan in any form of equity-based interest, equity-based incentive or performance-based stock incentive in Common Stock of the Company or any combination thereof. The type, terms and conditions and restrictions of an Award shall be determined by the Board at the time such Award is made to a Participant.

    An Award shall be made at the time specified by the Board and shall be subject to such conditions or restrictions as may be imposed by the Board and shall conform to the general rules applicable under the Plan as well as any special rules then applicable under federal tax laws or regulations or the federal securities laws relating to the type of Award granted.

    Without limiting the foregoing, Awards may take the following forms and shall be subject to the following rules and conditions:

    6.1 OPTIONS

    An option is an Award that entitles the holder on exercise thereof to purchase Common Stock at a specified exercise price. Options granted under the Plan may be either incentive stock options ("incentive stock options") that meet the requirements of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), or options that are not intended to meet the requirements of Section 422 ("non-statutory options").

    6.1.1 OPTION PRICE. The price at which Common Stock may be purchased upon exercise of an option shall be determined by the Board, PROVIDED HOWEVER, the exercise price shall not be less than the par value per share of Common Stock.

    6.1.2 OPTION GRANTS. The granting of an option shall take place at the time specified by the Board. Options shall be evidenced by option agreements. Such agreements shall conform to the requirements of the Plan, and may contain such other provisions (including but not limited to vesting and forfeiture provisions, acceleration, change of control, protection in the event of merger, consolidations, dissolutions and liquidations) as the Board shall deem advisable. Option agreements shall expressly state whether an option grant is intended to qualify as an incentive stock option or non-statutory option.

    6.1.3 OPTION PERIOD. An option will become exercisable at such time or times (which may be immediately or in such installments as the Board shall determine) and on such terms and conditions as the Board shall specify. The option agreements shall specify the terms and conditions applicable in the event of an option holder's termination of employment during the option's term.

    Any exercise of an option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (1) any additional documents required by the Board and (2) payment in full in accordance with
Section 6.1.4 for the number of shares for which the option is exercised.

    6.1.4 PAYMENT OF EXERCISE PRICE. Stock purchased on exercise of an option shall be paid for as follows: (1) in cash or by check (subject to such guidelines as the Company may establish for this purpose), bank draft or money order payable to the order of the Company or (2) if so permitted by the instrument evidencing the option (or in the case of a non-statutory option, by the Board at or after grant of the option), (i) through the delivery of shares of Common Stock that have been outstanding for at least six months (unless the Board expressly approves a shorter period) and that have a fair market value (determined in accordance with procedures prescribed by the Board) equal to the exercise price, (ii) by delivery of a promissory note of the option holder to the Company, payable on such terms as are specified by the Board, (iii) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (iv) by any combination of the permissible forms of payment.

    6.1.5 BUYOUT PROVISION. The Board may at any time offer to buy out for a payment in cash, shares of Common Stock, deferred stock or restricted stock, an option previously granted, based on such terms and conditions as the Board shall establish and communicate to the option holder at the time that such offer is made.

    6.1.6 SPECIAL RULES FOR INCENTIVE STOCK OPTIONS. Each provision of the Plan and each option agreement evidencing an incentive stock option shall be construed so that each incentive stock option shall be an incentive stock option as defined in Section 422A of the Code or any statutory provision that may replace such Section, and any provisions thereof that cannot be so construed shall be disregarded. Instruments evidencing incentive stock options must contain such provisions as are required under applicable provisions of the Code. Incentive stock options may be granted only to employees of the Company and its subsidiaries. The exercise price of an incentive stock option shall not be less than 100% (110% in the case of an incentive stock option granted to a more than ten percent Stockholder of the Company) of the fair market value of the Common Stock on the date of grant, as determined by the Board. An incentive stock option may not be granted after the tenth anniversary of the date on which the Plan was adopted by the Board and the latest date on which an incentive stock option may be exercised shall be the tenth anniversary (fifth anniversary, in the case of any incentive stock option granted to a more than ten percent Stockholder of the Company) of the date of grant, as determined by the Board.

    6.2 RESTRICTED AND UNRESTRICTED STOCK

    An Award of restricted stock entitles the recipient thereof to acquire shares of Common Stock upon payment of the purchase price subject to restrictions specified in the instrument evidencing the Award.

    6.2.1 RESTRICTED STOCK AWARDS. Awards of restricted stock shall be evidenced by restricted stock agreements. Such agreements shall conform to the requirements of the Plan, and may contain such other provisions (including restriction and forfeiture provisions, change of control, protection in the event of mergers, consolidations, dissolutions and liquidations) as the Board shall deem advisable.

    6.2.2 RESTRICTIONS. Until the restrictions specified in a restricted stock agreement shall lapse, restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of, and upon certain conditions specified in the restricted stock agreement, must be resold to the Company for the price, if any, specified in such agreement. The restrictions shall lapse at such time or times, and on such conditions, as the Board may specify. The Board may at any time accelerate the time at which the restrictions on all or any part of the shares shall lapse.

    6.2.3 RIGHTS AS A STOCKHOLDER. A Participant who acquires shares of restricted stock will have all of the rights of a Stockholder with respect to such shares including the right to receive dividends and to vote such shares. Unless the Board otherwise determines, certificates evidencing shares of restricted stock will remain in the possession of the Company until such shares are free of all restrictions under the Plan.

    6.2.4 PURCHASE PRICE. The purchase price of shares of restricted stock shall be determined by the Board, in its sole discretion, but such price may not be less than the par value of such shares.

    6.2.5 OTHER AWARDS SETTLED WITH RESTRICTED STOCK. The Board may provide that any or all the Common Stock delivered pursuant to an Award will be restricted stock.

    6.2.6 UNRESTRICTED STOCK. The Board may, in its sole discretion, sell to any Participant shares of Common Stock free of restrictions under the Plan for a price determined by the Board, but which may not be less than the par value per share of the Common Stock.

    6.3  DEFERRED STOCK

    6.3.1 DEFERRED STOCK AWARD. A deferred stock Award entitles the recipient to receive shares of deferred stock which is Common Stock to be delivered in the future. Delivery of the Common Stock will take place at such time or times, and on such conditions, as the Board may specify. The Board may at any time accelerate the time at which delivery of all or any part of the Common Stock will take place.

    6.3.2 OTHER AWARDS SETTLED WITH DEFERRED STOCK. The Board may, at the time any Award described in this Section 6 is granted, provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant will instead receive an instrument evidencing the right to future delivery of deferred stock.

    6.4  PERFORMANCE AWARDS

    6.4.1 PERFORMANCE AWARDS. A performance Award entitles the recipient to receive, without payment, an Amount, in cash or Common Stock or a combination thereof (such form to be determined by the Board), following the attainment of performance goals. Performance goals may be related to personal performance, corporate performance, departmental performance or any other category of performance deemed by the Board to be important to the success of the Company. The Board will determine the performance goals, the period or periods during which performance is to be measured and all other terms and conditions applicable to the Award.

    6.4.2 OTHER AWARDS SUBJECT TO PERFORMANCE CONDITIONS. The Board may, at the time any Award described in this Section 6 is granted, impose the condition (in addition to any conditions specified or authorized in this Section 6 of the Plan) that performance goals be met prior to the Participant's realization of any payment or benefit under the Award.

7. PURCHASE PRICE AND PAYMENT

    Except as otherwise provided in the Plan, the purchase price of Common Stock to be acquired pursuant to an Award shall be the price determined by the Board, provided that such price shall not be less than the par value of the Common Stock. Except as otherwise provided in the Plan, the Board may determine the method of payment of the exercise price or purchase price of an Award granted under the Plan and the form of payment. The Board may determine that all or any part of the purchase price of Common Stock pursuant to an Award has been satisfied by past services rendered by the Participant. The Board may agree at any time, upon request of the Participant, to defer the date on which any payment under an Award will be made.

8. LOANS AND SUPPLEMENTAL GRANTS

    The Company may make a loan to a Participant, either on or after the grant to the Participant of any Award, in connection with the purchase of Common Stock under the Award or with the payment of any obligation incurred or recognized as a result of the Award. The Board will have full authority to decide whether the loan is to be secured or unsecured or with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which it may be forgiven.

    In connection with any Award, the Board may at the time such Award is made or at a later date, provide for and make a cash payment to the participant not to exceed an amount equal to (a) the amount of any federal, state and local income tax or ordinary income for which the Participant will be liable with respect to the Award, plus (b) an additional amount on a grossed-up basis necessary to make him or her whole after tax, discharging all the participant's income tax liabilities arising from all payments under the Plan.

9. CHANGE IN CONTROL

    9.1  IMPACT OF EVENT

    In the event of a "Change in Control" as defined in Section 9.2, the following provisions shall apply, unless the agreement evidencing the Award otherwise provides:

        (a) Any stock options or other stock-based Awards awarded under the Plan that were not previously exercisable and vested shall become fully exercisable and vested.

        (b) Awards of restricted stock and other stock-based Awards subject to restrictions and to the extent not fully vested, shall become fully vested and all such restrictions shall lapse so that shares issued pursuant to such Awards shall be free of restrictions.

        (c) Deferral limitations and conditions that relate solely to the passage of time, continued employment or affiliation, will be waived and removed as to deferred stock Awards and performance Awards. Performance of other conditions (other than conditions relating solely to the passage of time, continued employment or affiliation) will continue to apply unless otherwise provided in the agreement evidencing the Awards or in any other agreement between the Participant and the Company or unless otherwise agreed by the Board.

    9.2  DEFINITION OF "CHANGE IN CONTROL"

    "Change in Control" means any one of the following events: (i) when, any Person is or becomes the beneficial owner (as defined in Section 13(d) of the Exchange Act and the Rules and Regulations thereunder), together with all Affiliates and Associates (as such terms are used in Rule 12b-2 of the General Rules and Regulations of the Exchange Act) of such Person, directly or indirectly, of 50% or more of the outstanding Common Stock of the Company or its parent corporation, Thermo TerraTech Inc. ("Thermo TerraTech"), or the beneficial owner of 25% or more of the outstanding common stock of Thermo Electron Corporation ("Thermo Electron"), without the prior approval of the Prior Directors of the applicable issuer, (ii) the failure of the Prior Directors to constitute a majority of the Board of Directors of the Company, Thermo TerraTech or Thermo Electron, as the case may be, at any time within two years following any Electoral Event, or (iii) any other event that the Prior Directors shall determine constitutes an effective change in the control of the Company, Thermo TerraTech or Thermo Electron. As used in the preceding sentence, the following capitalized terms shall have the respective meanings set forth below:

        (a) "Person" shall include any natural person, any entity, any "affiliate" of any such natural person or entity as such term is defined in Rule 405 under the Securities Act of 1933 and any "group" (within the meaning of such term in Rule 13d-5 under the Exchange Act);

        (b) "Prior Directors" shall mean the persons sitting on the Company's, Thermo TerraTech's or Thermo Electron's Board of Directors, as the case may be, immediately prior to any Electoral Event (or, if there has been no Electoral Event, those persons sitting on the applicable Board of Directors on the date of this Agreement) and any future director of the Company, Thermo TerraTech or Thermo Electron who has been nominated or elected by a majority of the Prior Directors who are then members of the Board of Directors of the Company, Thermo TerraTech or Thermo Electron, as the case may be; and

        (c) "Electoral Event" shall mean any contested election of Directors, or any tender or exchange offer for the Company's, Thermo TerraTech's or Thermo Electron's Common Stock, not approved by the Prior Directors, by any Person other than the Company, Thermo Terratech, Thermo Electron or a majority-owned subsidiary of Thermo Electron.

10. GENERAL PROVISIONS

    10.1  DOCUMENTATION OF AWARDS

    Awards will be evidenced by written instruments, which may differ among Participants, prescribed by the Board from time to time. Such instruments may be in the form of agreements to be executed by both the Participant and the Company or certificates, letters or similar instruments which need not be executed by the participant but acceptance of which will evidence agreement to the terms thereof. Such instruments shall conform to the requirements of the Plan and may contain such other provisions (including provisions relating to events of merger, consolidation, dissolution and liquidations, change of control and restrictions affecting either the agreement or the Common Stock issued thereunder), as the Board deems advisable.

    10.2  RIGHTS AS A STOCKHOLDER

    Except as specifically provided by the Plan or the instrument evidencing the Award, the receipt of an Award will not give a Participant rights as a Stockholder with respect to any shares covered by an Award until the date of issue of a stock certificate to the participant for such shares.

    10.3  CONDITIONS ON DELIVERY OF STOCK

    The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove any restriction from shares previously delivered under the Plan (a) until all conditions of the Award have been satisfied or removed, (b) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (c) if the outstanding Common Stock is at the time listed on any stock exchange, until the shares have been listed or authorized to be listed on such exchange upon official notice of issuance, and (d) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Common Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such act and may require that the certificates evidencing such Common Stock bear an appropriate legend restricting transfer.

    If an Award is exercised by the participant's legal representative, the Company will be under no obligation to deliver Common Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

    10.4  TAX WITHHOLDING

    The Company will withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all federal, state and local withholding tax requirements (the "withholding requirements").

    In the case of an Award pursuant to which Common Stock may be delivered, the Board will have the right to require that the participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Board with regard to such requirements, prior to the delivery of any Common Stock. If and to the extent that such withholding is required, the Board may permit the participant or such other person to elect at such time and in such manner as the Board provides to have the Company hold back from the shares to be delivered, or to deliver to the Company, Common Stock having a value calculated to satisfy the withholding requirement.

    10.5  NONTRANSFERABILITY OF AWARDS

    Except as may be authorized by the Board, in its sole discretion, no Award (other than an Award in the form of an outright transfer of cash or Common Stock not subject to any restrictions) may be transferred other than by will or the laws of descent and distribution, and during a Participant's lifetime an Award requiring exercise may be exercised only by him or her (or in the event of incapacity, the person or persons properly appointed to act on his or her behalf). The Board may, in its discretion, determine the extent to which Awards granted to a Participant shall be transferable, and such provisions permitting or acknowledging transfer shall be set forth in the written agreement evidencing the Award executed and delivered by or on behalf of the Company and the Participant.

    10.6  ADJUSTMENTS IN THE EVENT OF CERTAIN TRANSACTIONS

        (a) In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution with respect to common Stockholders other than normal cash dividends, the Board will make (i) appropriate adjustments to the maximum number of shares that may be delivered under the Plan under Section 4 above, and (ii) appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provisions of Awards affected by such change.

        (b) The Board may also make appropriate adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions, repurchases or similar corporate transactions, or any other event, if it is determined by the Board that adjustments are appropriate to avoid distortion in the operation of the Plan, but no such adjustments other than those required by law may adversely affect the rights of any Participant (without the Participant's consent) under any Award previously granted.

    10.7  EMPLOYMENT RIGHTS

    Neither the adoption of the Plan nor the grant of Awards will confer upon any person any right to continued employment with the Company or any subsidiary or interfere in any way with the right of the Company or subsidiary to terminate any employment relationship at any time or to increase or decrease the compensation of such person. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in Awards granted under the Plan will not constitute an element of damages in the event of termination of an employment relationship even if the termination is in violation of an obligation of the Company to the employee.

    Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Board at the time. For purposes of this Plan, transfer of employment between the Company and its subsidiaries shall not be deemed termination of employment.

    10.8  OTHER EMPLOYEE BENEFITS

    The value of an Award granted to a Participant who is an employee, and the amount of any compensation deemed to be received by an employee as a result of any exercise or purchase of Common Stock pursuant to an Award or sale of shares received under the Plan, will not constitute "earnings" or "compensation" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, stock ownership, stock purchase, life insurance, medical, health, disability or salary continuation plan.

    10.9  LEGAL HOLIDAYS

    If any day on or before which action under the Plan must be taken falls on a Saturday, Sunday or legal holiday, such action may be taken on the next succeeding day not a Saturday, Sunday or legal holiday.

    10.10  FOREIGN NATIONALS

    Without amending the Plan, Awards may be granted to persons who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in the Plan, as may, in the judgment of the Board, be necessary or desirable to further the purpose of the Plan.

11. TERMINATION AND AMENDMENT

    The Plan shall remain in full force and effect until terminated by the Board. Subject to the last sentence of this Section 11, the Board may at any time or times amend the Plan or any outstanding Award for any purpose that may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards. No amendment, unless approved by the Stockholders, shall be effective if it would cause the Plan to fail to satisfy the requirements of the federal tax law or regulation relating to incentive stock options or the requirements of Rule 16b-3 (or any successor rule) of the Exchange Act. No amendment of the Plan or any agreement evidencing Awards under the Plan may adversely affect the rights of any participant under any Award previously granted without such participant's consent.

                                                                      APPENDIX D

                         THE RANDERS GROUP INCORPORATED
                    DEFERRED COMPENSATION PLAN FOR DIRECTORS

    Section 1. PARTICIPATION. Any director of The Randers Group Incorporated (the "Company") may elect to have such percentage as he or she may specify of the fees otherwise payable to him or her deferred and paid to him or her as provided in this Plan. A director who is also an officer of the Company or its parent corporation, Thermo Electron Corporation, shall not be eligible to participate in this Plan. Each election shall be made by notice in writing delivered to the Secretary of the Company, in such form as the Secretary shall designate, and each election shall be applicable only with respect to fees earned subsequent to the date of the election for the period designated in the form. The term "participant" as used herein refers to any director who shall have made an election. No participant may defer the receipt of any fees to be earned after the later to occur of either (a) the date on which the participant shall retire from or otherwise cease to engage in his or her principal occupation or employment or (b) the date on which he or she shall cease to be a director of the Company, or such earlier date as the Board of Directors of the Company, with the participant's consent, may designate (the "deferral termination date"). In the event that the participant's deferral termination date is the date on which he or she ceases to engage in his or her principal occupation or employment, the participant or a personal representative shall advise the Company of that date by written notice delivered to the Secretary of the Company.

    Section 2. ESTABLISHMENT OF DEFERRED COMPENSATION ACCOUNTS. There shall be established for each participant an account to be designated as that participant's deferred compensation account.

    Section 3. ALLOCATIONS TO DEFERRED COMPENSATION ACCOUNTS. There shall be allocated to each participant's deferred compensation account, as of the end of each quarter, an amount equal to his or her fees for that quarter which that participant shall have elected to have deferred pursuant to Section 1.

    Section 4. STOCK UNITS AND STOCK UNIT ACCOUNTS. All amounts allocated to a participant's deferred compensation account pursuant to Section 3 and Section 5 shall be converted, at the end of each quarter, into stock units by dividing the accumulated balance in the deferred compensation account as of the end of that quarter by the average last sale price per share of the Company's common stock as reported on in The Wall Street Journal, for the five business days up to and including the last business day of that quarter. The number of stock units, so determined, rounded to the nearest one-hundredth of a share, shall be credited to a separate stock unit account to be established for the participant, and the aggregate value thereof as of the last business day of that quarter shall be charged to the participant's deferred compensation account. No amounts credited to the participant's deferred compensation account pursuant to Section 5 subsequent to the close of the fiscal year in which occurs the participant's deferral termination date shall be converted into stock units. Any such amount shall be distributed in cash as provided in Section 8. A maximum number of 125,000 shares of the Company's common stock may be represented by stock units credited under this Plan, subject to proportionate adjustment in the event of any stock dividend, stock split or other capital change affecting the Company's common stock.

    Section 5. CASH DIVIDEND CREDITS. Additional credits shall be made to a participant's deferred compensation account, until all distributions shall have been made from the participant's stock unit account, in amounts equal to the cash dividends (or the fair market value of dividends paid in property other than dividends payable in common stock of the Company) which the participant would have received from time to time had he or she been the owner on the record dates for the payment of such dividends of the number of shares of the Company's common stock equal to the number of units in his or her stock unit account on those dates.

    Section 6. STOCK DIVIDEND CREDITS. Additional credits shall be made to a participant's stock unit account, until all distributions shall have been made from the participant's stock unit account, of a number of units equal to the number of shares of the Company's common stock, rounded to the nearest one-hundredth share, which the participant would have received from time to time as stock dividends had he or she been the owner on the record dates for the payments of such stock dividends of the number of units of the Company's common stock equal to the number of units credited to his or her stock unit account on those dates.

    Section 7. RECAPITALIZATION. If, as a result of a recapitalization of the Company (including a stock split), the Company's outstanding shares of common stock shall be changed into a greater or smaller number of shares, the number of units then credited to a participant's stock unit account shall be appropriately adjusted on the same basis.

    Section 8. DISTRIBUTION OF STOCK AND CASH AFTER PARTICIPANT'S DEFERRAL TERMINATION DATE. When a participant's deferral termination date shall occur, the Company shall become obligated to make the distributions prescribed in the following paragraphs (a) and (b).

        (a) The Company shall distribute to the participant the number of shares of the common stock of the Company which shall equal the total number of units accumulated in his or her stock unit account as of the close of the fiscal year in which the participant's deferral termination date occurs. Such distribution of stock shall be made in ten annual installments, unless, at least six months prior to his or her deferral termination date, the participant shall have elected, by notice in writing filed with the Secretary of the Company, to have such distribution made in five annual installments. In either such case, the installments shall be of as nearly equal number of shares as practicable, adjusted to reflect any changes pursuant to Sections 6 and 7 in the number of units remaining in the participant's stock unit account. The first such installment shall be distributed within 60 days after the close of the fiscal year in which the participant's deferral termination date occurs. The remaining installments shall be distributed at annual intervals thereafter. Anything herein to the contrary notwithstanding, the Company shall have the option, if its Board of Directors shall by resolution so determine, in lieu of making distribution in ten or five annual installments as set forth above, with the participant's consent, to distribute stock or any remaining installments thereof in a single distribution at any time following the close of the fiscal year in which the participant's deferral termination date occurs. Distribution of stock made hereunder may be made from shares of common stock held in the treasury and/or from shares of authorized but previously unissued shares of common stock. All distributions under the plan shall be completed not later than December 31, 2025.

        (b) The Company shall distribute to the participant sums in cash equal to the balance credited to his or her deferred compensation account as of the close of the fiscal year in which his or her deferral termination date occurs plus such additional amounts as shall be credited thereto from time to time thereafter pursuant to Section 5. The cash distribution shall be made on the same dates as the annual distributions made pursuant to paragraph (a) above, and each cash distribution shall consist of the entire balance credited to the participant's deferred compensation account at the time of the annual distribution.

    If a participant's deferral termination date shall occur by reason of his or her death or if he or she shall die after his or her deferral termination date but prior to receipt of all distributions of stock and cash provided for in this
Section 8, all stock and cash remaining distributable hereunder shall be distributed to such beneficiary as the participant shall have designated in writing and filed with the Secretary of the Company or, in the absence of designation, to the participant's personal representative. Such distributions shall be made in the same manner and at the same intervals as they would have been made to the participant had he or she continued to live.

    Section 9. PARTICIPANT'S RIGHTS UNSECURED. The right of any participant to receive distributions under Section 8 shall be an unsecured claim against the general assets of the Company. The Company may but shall not be obligated to acquire shares of its outstanding common stock from time to time in anticipation of its obligation to make such distributions, but no participant shall have any rights in or against any shares of stock so acquired by the Company. All such stock shall constitute general assets of the Company and may be disposed of by the Company at such time and for such purposes as it may deem appropriate.

    Section 10. TERMINATION OF THE PLAN. The Plan shall terminate and full distribution shall be made from all participants' deferred compensation accounts and stock unit accounts upon any change of control of the Company. Either of the following shall be deemed to be a change of control: (a) the occurrence, without the prior approval of the Board of Directors, of the acquisition, directly or indirectly, by any person of 50% or more of the outstanding common stock of either the Company or its parent corporation, Thermo TerraTech Inc. ("Thermo TerraTech"), or the beneficial owner of 25% or more of the outstanding common stock of Thermo Electron Corporation ("Thermo Electron"), without the prior approval of the prior directors of the Company, Thermo TerraTech, or Thermo Electron, as the case may be; (b) the failure of the prior directors to constitute a majority of the Board of Directors of the Company, Thermo TerraTech or Thermo Electron, at any time within two years following any electoral event. As used in this sentence and the preceding sentence, person shall mean a natural person, an entity (together with an affiliate thereof, as defined in Rule 405 under the Securities Act of 1933) or a group, as defined in Rule 13d-5 under the Securities Exchange Act of 1934; prior directors shall mean the persons serving on the Board of Directors immediately prior to any electoral event; and electoral event shall mean any contested election of directors or any tender or exchange offer for common stock of the Company, Thermo TerraTech or Thermo Electron by any person other than the Company, Thermo TerraTech, Thermo Electron or a subsidiary of any of the foregoing companies. The Board of Directors at any time, at its discretion, may terminate the Plan. If the Board of Directors terminates the Plan after any person or group of persons shall have acquired or proposed to acquire control of the Company through the Board of Directors, Thermo TerraTech or Thermo Electron, full and prompt distribution shall be made from all participants' deferred compensation accounts and stock unit accounts. Otherwise, distributions in respect of credits to participants' deferred compensation accounts and stock unit accounts as of the date of termination shall be made in the manner and at the time prescribed in Section 8.

    Section 11. AMENDMENT OF THE PLAN. The Board of Directors of the Company may amend the Plan at any time and from time to time, provided, however, that no amendment affecting credits already made to any participant's deferred compensation account or stock unit account may be made without the consent of that participant or, if that participant has died, that participant's beneficiary.

    Section 12. EFFECTIVE DATE OF THE PLAN. The Plan shall become effective commencing upon the date the U. S. Securities and Exchange Commission shall have declared effective the registration of shares of the Company's Common Stock in an underwritten public offering pursuant to the Securities Act of 1933, as amended.

                                     FORM OF PROXY                  ATTACHMENT A

                         THE RANDERS GROUP INCORPORATED
      PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD JANUARY 8, 1999
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

    The undersigned hereby appoints Emil C. Herkert, Thomas R. Eurich and Kenneth J. Apicerno, or any one of them in the absence of the others, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to represent the undersigned at the special meeting in lieu of the 1998 Annual Meeting of the Stockholders of The Randers Group Incorporated, a Delaware corporation (the "Company"), to be held on Friday, January 8, 1999 at 2:30 p.m. at Thermo Electron Corporation, 81 Wyman Street, Waltham, Massachusetts, and at any adjournment or postponement thereof, and to vote all shares of common stock of the Company standing in the name of the undersigned on December 2, 1998, with all of the powers the undersigned would possess if personally present at such meeting:

                     1998 ANNUAL MEETING OF STOCKHOLDERS OF
                         THE RANDERS GROUP INCORPORATED

    1.  Election of Directors
         / /  FOR                        / /  AGAINST                        / /
                      -------------------------------------------
                                          For all nominees except as noted above

       Nominees: John P. Appleton, Thomas R. Eurich, Emil C. Herkert, Susan F. Tierney and Polyvios C. Viatiadis

    2. Approve an amendment to the Company's Certificate of Incorporation to effect a one-for-five reverse stock split of the Company's Common Stock.
            / /  FOR            / /  AGAINST            / /  ABSTAIN

    3. Approve a management proposal to list 22,606,210 shares of Common Stock, (after giving effect to the reverse stock split) to be issued in connection with an acquisition, on the American Stock Exchange, Inc.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

            (IMPORTANT--TO BE SIGNED AND DATED ON THE REVERSE SIDE.) PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD BACK AS SOON AS POSSIBLE!

    4. Approve an amendment to the Company's Certificate of Incorporation to change the name of the Company to "The Randers Killam Group Inc."

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    5. Approve an equity incentive plan and reserve 2,000,000 shares of Common Stock (after giving effect to the reverse stock split) for issuance thereunder.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    6. Approve a deferred compensation plan for directors and reserve 25,000 shares of Common Stock (after giving effect to the reverse stock split) for issuance thereunder.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    7. In their discretion on such other matters as may properly come before the Meeting.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTORS AND "FOR" THE PROPOSALS SET FORTH ABOVE IF NO INSTRUCTION TO THE CONTRARY IS INDICATED OR IF NO INSTRUCTION IS GIVEN.

    Copies of the Notice of Meeting and of the Proxy Statement have been received by the undersigned.
                                          Date _________________________________
                                          ______________________________________
                                          ______________________________________
                                                       Signature(s)

                                          NOTE: THIS PROXY SHOULD BE DATED,
                                          SIGNED BY THE SHAREHOLDER(S) EXACTLY
                                          AS HIS OR HER NAME APPEARS HEREON, AND
                                          RETURNED PROMPTLY IN THE ENCLOSED
                                          ENVELOPE. PERSONS SIGNING IN A
                                          FIDUCIARY CAPACITY SHOULD SO INDICATE.
                                          IF SHARES ARE HELD BY JOINT TENANTS OR
                                          AS COMMUNITY PROPERTY, BOTH SHOULD
                                          SIGN.

   PLEASE DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.